Exhibit 10.1

12/9/13

Document A141TM – 2004

Standard Form of Agreement Between Owner and Design-Builder

PART 2 AGREEMENT

AGREEMENT made as of the Thirteenth day of June in the year of Two Thousand Thirteen

(In words, indicate day, month and year)

BETWEEN the Owner:

(Name, address and other information)

DAYTONA INTERNATIONAL SPEEDWAY, LLC

One Daytona Boulevard

Daytona Beach, Florida 32114

and the Design-Builder:

(Name, address and other information)

BARTON MALOW COMPANY

5337 Millenia Lakes Boulevard, Suite 235

Orlando, Florida 32839

For the following Project:

(Name, location and detailed description)

Daytona Speedway Frontstretch Grandstands Project

at Daytona International Speedway

Daytona Beach, Florida

The Owner and Design-Builder agree as follows.

This Part 2 Agreement Between Owner and Design-Builder includes the Work called for and described in this Part 2 Agreement. Throughout this Part 2 Agreement, the terms “Part 2 Agreement”, “the Agreement”, “this Agreement” and “Design-Build Contract” are used interchangeably.

ADDITIONS AND DELETIONS:

The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates v/here the author has added necessary information and where the author has added to or deleted from the original AIA text.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

Consultation with an attorney is also encouraged with respect to professional licensing requirements in the jurisdiction where the Project is located.

Init. /	AIA Document A141™ – 2004. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 09:54:24 on 06/13/2013 under Order No.0739094044_1 which expires on 06/23/2013, and is not for resale.		1
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TABLE OF ARTICLES

1	THE DESIGN-BUILD DOCUMENTS	3

2	WORK OF THIS AGREEMENT	3

3	DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION	3

4	CONTRACT SUM	4

5	PAYMENTS	5

6	DISPUTE RESOLUTION	7

7	MISCELLANEOUS PROVISIONS	8

8	ENUMERATION OF THE DESIGN-BUILD DOCUMENTS	10

TABLE OF EXHIBITS

ADDENDUM #1 – SCOPE OF WORK AND OTHER PROVISIONS (INCLUDES EXHIBITS “A”– “N” ATTACHED TO ADDENDUM #1)

A	TERMS AND CONDITIONS

B	DESIGN-BUILDER’S SCHEDULE AND SUBSTANTIAL COMPLETION DATES FOR EACH TYPE OF IMPROVEMENT

C	INSURANCE AND BONDS

D	FORM FOR APPLICATION FOR PAYMENT

E	FORMS FOR WAIVERS AND AFFIDAVITS OF OUTSTANDING ACCOUNTS

F	CONTRACT COMPLETION CHECKLIST

G	CONFIDENTIALITY AGREEMENT

H	FORM FOR PAYMENT AND PERFORMANCE BOND

I	FORM FOR REQUIREMENTS OF ENGINEER’S OR ARCHITECT’S PROFESSIONAL LIABILITY INSURANCE

J	NOVATION AGREEMENT, OWNER-ARCHITECT AGREEMENT DATED NOVEMBER 1, 2011, CHANGE ORDERS 1 AND 2 TO OWNER-ARCHITECT AGREEMENT, AND ROSSETTI’S PROPOSAL DATED JULY 26, 2012

K	DESIGN-BUILDER’S STIPULATED SUM PROPOSAL SUMMARY

L	ALLOWANCES

M	PLAN IDENTIFYING LOCATIONS CONCERNING LIQUIDATED DAMAGES

N	CONSTRUCTION SITE ACCESS AND OFF LIMITS

Init. /	AIA Document A141™ – 2004. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 09:54:24 on 06/13/2013 under Order No.0739094044_1 which expires on 06/23/2013, and is not for resale.		2
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ARTICLE 1	THE DESIGN-BUILD DOCUMENTS

§ 1.1 The Design-Build Documents form the Design-Build Contract. The Design-Build Documents consist of this Agreement between Owner and Design-Builder (hereinafter, the “Agreement” or “Part 2 Agreement”) and its attached Exhibits listed in Section 8.1.10 below, and written Modifications issued after execution of this Agreement. The Design-Build Documents shall not be construed to create a contractual relationship of any kind (1) between the Architect and Owner, except (a) as set forth in the Novation Agreement attached as Exhibit “J” and (b) obligations to the Owner from the Architect provided for in this Agreement, (2) between the Owner and a Contractor or Subcontractor, except obligations to the Owner from Contractors and Subcontractors provided for in this Agreement or (3) between any persons or entities other than the Owner and Design-Builder, including but not limited to any consultant retained by the Owner.

§ 1.2 This Part 2 Agreement represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral, except for the rights and obligations of the Part I Agreement between the parties not inconsistent with the Part 2 Agreement which rights and obligations shall remain in full force and effect.

§ 1.3 The Design-Build Contract may be amended or modified only by a Modification. A Modification is (1) a written amendment to the Design-Build Contract signed by both parties, (2) a Change Order, (3) a Construction Change Directive or (4) a written order for a minor change in the Work issued by the Owner.

ARTICLE 2	THE WORK OF THE DESIGN-BUILD CONTRACT

§ 2.1 The Design-Builder shall fully execute the Work described in the Design-Build Documents, except to the extent specifically indicated in the Design-Build Documents to be the responsibility of others. The Work includes all design services and construction required by the Design-Builder in this Agreement, including without limitation the anticipated demobilization and remobilization sequencing of the Work described in Section 3.3 below.

ARTICLE 3	DATE OF COMMENCEMENT, PARTIAL COMPLETION AND SUBSTANTIAL COMPLETION

§ 3.1 The date of commencement of the Work shall be

(Paragraphs deleted)

no later than July 8, 2013 subject to and as more specifically set forth in attached Exhibit “B”.

§ 3.2 The Contract Time shall be measured from the date of commencement, subject to adjustments of this Contract Time as provided in the Design-Build Documents.

§ 3.3 It is understood by the parties that the Work will be performed by Design-Builder over several years and that, during the term of this Design-Build Contract and throughout the course of the Work, Owner will continue utilizing the Project site to host various racing and other public events, the names and dates of such events being set forth and identified in attached Exhibit “B” (each such event being referred to herein as an “Event”). Prior to the commencement of each Event, Design-Builder shall be required to complete certain portions of the Work as more specifically identified and set forth in attached Exhibit “B,” failing which Owner will be entitled to assess liquidated damages against the Design-Builder as set forth in this Section 3.3 below. No less than five (5) days prior to the commencement of each Event, Design-Builder will be required to temporarily demobilize and take all actions necessary to ensure the Project site is safe and clean before turning the Project site over to the Owner for such Event. Within five (5) days after the conclusion of each Event, Design-Builder shall remobilize and continue its performance of the Work. Design-Builder acknowledges and agrees that it has taken into account the cost and expense of such demobilization and remobilization and that all costs and expenses associated with doing so are included in the Contract Sum and Contract Time. Therefore, Design-Builder shall not be entitled to any adjustment to the Contract Sum or Contract Time by reason of such demobilization and remobilization requirements. The portion of the Work to be completed prior to each Event is referred to herein as a “Phase.”

Design-Builder shall achieve Partial Completion of Each Phase and the entire Work on or before the dates identified and set forth in attached Exhibit “B.” Notwithstanding anything in the Design-Build Documents to the contrary, Partial Completion of Each Phase shall mean completion of the number of seats, suites, restrooms and concessions required for each Event as specifically identified in attached Exhibit “B” so that such seats, suites, restrooms and concessions (along with other areas normally used by spectators and others attending the Events) can be utilized, including reasonable and legal access (both ingress and egress) thereto, by Owner’s guests and invitees during each Event. Additionally, as a condition precedent to Partial Completion of Each Phase, Design-Builder must receive approval from all governmental authorities having jurisdiction over the Work with respect to such Phase.

Init. /	AIA Document A141™ – 2004. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 09:54:24 on 06/13/2013 under Order No.0739094044_1 which expires on 06/23/2013, and is not for resale.		3
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It is mutually agreed by and between the parties that time is of the essence and that should Design-Builder fail to substantially complete any of the designated Work on or before the required date prior to the corresponding Event, the Owner will be damaged thereby and will suffer financial losses including but not limited to the following: (1) ticket sales; (2) suite rentals; (3) hospitality sponsorship and rentals; (4) sponsorship sales; (5) food and beverage catering, concessions and other sales; (6) merchandise sales; (7) reimbursements by the Owner of off-property expenses borne by patrons and others attending the Events; and (8) losses of use, income and profit. The parties agree that it will be difficult to calculate with precision the actual damages the Owner may suffer as a result of such failure and therefore the parties agree that, subject to the limitation described below on the total amount of Liquidated Damages that may be assessed by the Owner, Design-Builder shall pay Owner the amounts set forth below for each of the specific improvements not available and/or not substantially completed on or before the required date of the corresponding Event:

Liquidated Damages will be assessed based on each uncompleted or unavailable improvement for each Event as follows:

Spectator Seats

$             for each uncompleted seat in the four day upper and middle bowl grandstand sections

$             for each uncompleted seat in the two day upper and middle bowl grandstand sections

$             for each uncompleted seat in the remaining upper and middle bowl sections

$             for each uncompleted seat in the lower bowl grandstand sections

Suites	$ for each uncompleted 700 level suite $ for each uncompleted 600 level suite $ for each uncompleted 500 level suite including associated grandstand seating

Hospitality Chalets	$ for each uncompleted trackside hospitality “chalet” including associated grandstand seating $ for each uncompleted midway hospitality “chalet”

Sponsorship Injectors/ Neighborhoods/ Party Zones	$ for each uncompleted grandstand “injector” $ for each uncompleted grandstand “neighborhood” venue $ for each uncompleted grandstand “party zone” venue

As to delay related damages, provided that the Liquidated Damages provisions of this Agreement are not determined by a court of law to be invalid or unenforceable, the Liquidated Damages set forth in this Agreement are the Owner’s sole and absolute remedy for all delay related damages incurred by Owner at law and in equity for Design-Builder’s failure to achieve Partial Completion of Each Phase by the required date or the entire Work within the Contract Time.

Notwithstanding the amount of Liquidated Damages that may be assessed by Owner as set forth in this Section 3.3, Owner agrees to limit the total amount of Liquidated Damages to Ten Million Dollars ($10,000,000) in the aggregate for all Liquidated Damages to be assessed for failure to timely complete the entire Work within the Contract Time or any designated portion of the Work by the time required before the corresponding Event. Liquidated Damages in excess of Ten Million Dollars ($10,000,000) shall be waived by Owner.

(Table deleted)

ARTICLE 4	CONTRACT SUM

§ 4.1 The Owner shall pay the Design-Builder the Contract Sum in current funds for the Design-Builder’s performance of the Design-Build Contract. The Contract Sum shall be the following:

(Check the appropriate box.)

☒ Stipulated Sum in accordance with Section 4.2 below;

(Paragraphs deleted)

Init. /	AIA Document A141™ – 2004. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 09:54:24 on 06/13/2013 under Order No.0739094044_1 which expires on 06/23/2013, and is not for resale.		4
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§ 4.2 STIPULATED SUM

§ 4.2.1 The Stipulated Sum shall be Three Hundred Fifteen Million, Six Hundred Fifty-eight Thousand, Six Hundred Sixty-seven Dollars and Zero Cents ($315,658,667.00), which includes all costs and expenses, and Allowances listed and described in Exhibit “L”.

§ 4.2.2 The Stipulated Sum is based upon the following alternates, if any, which are described in the Design-Build Documents and arc hereby accepted by the Owner.

Not Applicable

§ 4.2.3 Unit prices, if any, areas follows:

Description	Units	Price	($0.00)
Not Applicable

§ 4.2.4 Allowances are those listed and described in Exhibit “L”.

(Identify and state the amounts of any allowances, and state whether (hey include labor, materials, or both)

Allowance	Amount	($0.00)	Included Items

§ 4.2.5 Assumptions or qualifications, if any, on which the Stipulated Sum is based, arc as follows:

See Addendum #1 – Exhibit “G”

(Paragraphs deleted)

§ 4.2.6 OWNER’S RIGHT TO MAKE DIRECT PURCHASES The Owner reserves the right to make direct purchases of any materials and equipment which the Owner desires to incorporate into the completed construction. Owner shall coordinate such purchases with Design-Builder. To the extent requested by the Owner, the Design-Builder will be responsible for coordinating the delivery, safekeeping, protection, insuring (as to those items that will be installed by Design-Builder), inspection, installation and testing of any materials and equipment directly purchased by the Owner, and for the management and administration of any warranty claims pertaining to such materials and equipment. Furthermore, to the extent that any furnished and installed materials and equipment directly purchased by the Owner were included in the Design-Builders Stipulated Sum, the Stipulated Sum will be reduced by the amount included in Design-Builder’s Contract Sum for each such item, if any, or otherwise as agreed to by the parties.

(Paragraphs deleted)

(Table deleted)

(Paragraphs deleted)

(Table deleted)

§ 4.5 CHANGES IN THE WORK

§ 4.5.1 Adjustments of the Contract Sum on account of changes in the Work may be determined by any of the methods listed in Article A.7 of Exhibit A, Terms and Conditions.

(Paragraph deleted)

ARTICLE 5	PAYMENTS

§ 5.1 PROGRESS PAYMENTS

§ 5.1.1 The Design-Builder shall deliver to the Owner Applications for Payment in the form attached hereto as Exhibit “D”. Owner reserves the right to amend the form of the Application for Payment to include Capital Improvement Project (CIP) numbers and/or otherwise may amend the form to be substantially similar to Exhibit “D”.

§ 5.1.2 Within thirty (30) days of the Owner’s receipt of a properly submitted and complete Application for Payment and Certification by the Architect that the Work conforms with the Contract Documents and signed Waiver and

Init. /	AIA Document A141™ – 2004. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 09:54:24 on 06/13/2013 under Order No.0739094044_1 which expires on 06/23/2013, and is not for resale.		5
	User Notes:	(1481985130)

Partial Release from Design-Builder, Waiver and Partial Releases from Design-Builder’s Contractors, Subcontractors, Sub-subcontractors, suppliers and materialmen or any party with lien rights, and Design-Builder’s Affidavit of Outstanding Accounts from Design-Builder and its consultants, subcontractors, materialmen and suppliers through the date of the previous Application for Payment, the Owner shall make payment to the Design-Builder in the amount the Owner has approved. Copies of the required Waiver and Partial Release from Design-Builder, Waiver and Partial Releases from Design-Builder’s Contractors, Subcontractors, Sub-subcontractors, suppliers and materialmen or any party with lien rights, and Design-Builder’s Affidavit of Outstanding Accounts are attached as Composite Exhibit “E”.

§ 5.1.3 (Intentionally omitted)

§ 5.1.4 (Intentionally omitted)

§ 5.1.5 With each Application for Payment where the Contract Sum is based upon a Stipulated Sum, the Design-Builder shall submit the most recent schedule of values in accordance with the Design-Build Documents. The schedule of values shall allocate the entire Contract Sum among the various portions of the Work. Compensation for design services shall be shown separately. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Owner may require and shall be updated by Design-Builder as required or requested by the Owner. This schedule of values, or updated schedule of values, if applicable, unless objected to by the Owner, shall be used as a basis for reviewing the Design-Builder’s Applications for Payment.

§ 5.1.6 In taking action on the Design-Builder’s Applications for Payment, the Owner shall be entitled to rely on the accuracy and completeness of the information furnished by the Design-Builder and Architect and shall not be deemed to have made a detailed examination, audit or arithmetic verification of the documentation submitted; to have made exhaustive or continuous on-site inspections; or to have made examinations to ascertain how or for what purposes the Design-Builder has used amounts previously paid on account of the Agreement.

§ 5.1.7 (Intentionally omitted.)

§ 5.2 PROGRESS PAYMENTS – STIPULATED SUM

§ 5.2.1 Applications for Payment where the Contract Sum is based upon a Stipulated Sum shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

§ 5.2.2 Subject to other provisions of the Design-Build Documents, the amount of each progress payment shall be computed as follows:

.1	Take that portion of the Contract Sum property allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Contract Sum allocated to that portion of the Work in the schedule of values, less retainage of Ten percent (10%) on the Work, other than services provided by design professionals and other consultants retained directly by the Design-Builder. Pending final determination of cost to the Owner of Changes in the Work, amounts not in dispute shall be included as provided in Section A.7.3.8 of Exhibit A, Terms and Conditions;

.2	Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of Ten percent (10%);

.3	Subtract the aggregate of previous payments made by the Owner; and

.4	Subtract amounts, if any, for which the Owner has withheld payment from or nullified an Application for Payment as provided in Section A.9.5 of Exhibit A, Terms and Conditions.

§ 5.2.3 The progress payment amount determined in accordance with Section 5.2.2 shall be further modified under the following circumstances:

.1	add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to the full amount of the Contract Sum, less such amounts as the Owner shall determine for incomplete Work, retainage applicable to such work and unsettled claims; and

(Section A.9.8.6 of Exhibit A, Terms and Conditions requires release of applicable retainage upon Substantial Completion of Work with consent of surety, if any.)

.2	add, if final completion of the Work is thereafter materially delayed through no fault of the Design-Builder, any additional amounts payable in accordance with Section A.9.10.3 of Exhibit A, Terms and Conditions.

Init. /	AIA Document A141™ – 2004. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 09:54:24 on 06/13/2013 under Order No.0739094044_1 which expires on 06/23/2013, and is not for resale.		6
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§ 5.2.4 Reduction or limitation of retainage, if any, under Section 5.2.2 shall be as follows:

Provided that the Owner determines that the Work is in conformance with the Contract Documents and the Project is on schedule to be substantially complete in accordance with Section 3.3 of the Part 2 Agreement, retainage under Section 5.2.2 shall be determined for all subsequent Applications for Payment after the Value of the Work is Fifty percent (50%) complete as follows:

(a)	The Owner shall retain Ten percent (10%) on all prior Applications for Payment previously submitted.

(b)	The Owner shall not hold any additional retainage on subsequent Applications for Payment submitted after the value of the Work is Fifty percent (50%) complete.

(Paragraphs deleted)

§ 5.3 (Intentionally omitted)

§ 5.4 (Intentionally omitted)

(Paragraphs deleted)

§ § 5.5 FINAL PAYMENT

§ 5.5.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Design-Builder no later than 30 days after the Design-Builder has fully performed the Design-Build Contract, including the requirements in Section A.9.10 of Exhibit A, Terms and Conditions, except for the Design-Builder’s responsibility to correct non-conforming Work discovered after final payment or to satisfy other requirements, if any, which extend beyond final payment.

§ 5.5.2 Neither final payment nor amounts retained, if any, shall become due until the Design-Builder submits to the Owner: (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work for which the Owner or Owner’s property might be responsible or encumbered (less amounts withheld by the Owner) have been paid or otherwise satisfied; (2) a certificate evidencing that insurance required by the Contract Documents to remain in force after final payment is currently in effect and will not be canceled or allowed to expire until at least 30 days’ prior written notice has been given to the Owner; (3) a written statement that the Design-Builder knows of no substantial reason that the insurance will not be renewable to cover the period required by the Contract Documents; (4) Certificate of Substantial Completion from the Architect that the Work is Substantially Complete in conformance with the Contract Documents; (5) consent of surety to final payment; and (6) Design-Builder’s Affidavit of Outstanding Accounts, Design-Builder’s Final Payment Affidavit in the form set forth in §713.06, Florida Statutes, Final Waiver and Release of Lien from Design-Builder and Final Waivers and Releases of Liens from Design-Builder’s Contractors, Subcontractors, Sub-Subcontractors, suppliers and materialmen or any party with lien rights, to the extent and in such form as may be designated by the Owner. If a contractor or other person or entity entitled to assert a lien against the Owner’s property refuses to furnish a release or waiver required by the Owner, the Design/Builder may furnish a bond satisfactory to the Owner to indemnify the Owner against such lien. If such lien remains unsatisfied after payments are made, the Design-Builder shall indemnify the Owner for all loss and cost, including reasonable attorneys’ fees incurred as a result of such lien. Copies of the required Design-Builder’s Final Payment Affidavit, Design-Builder’s Affidavit of Outstanding Accounts, Final Waiver and Release of Lien from Design-Builder and Final Waivers and Releases of Liens from Design-Builder’s Contractors, Subcontractors, Sub-Subcontractors, suppliers and materialmen or any party with lien rights are attached as Composite Exhibit “E”. At closeout, Design-Builder shall complete the Contract Completion Checklist, a copy of which is attached hereto as Exhibit “F”, and shall provide to the Owner all items required thereon as a condition precedent to final payment being due from the Owner.

§ 5.5.3 When the Work has been completed and the contract fully performed, the Design-Builder shall submit a final application for payment to the Owner, who shall make final payment within 30 days of receipt if such application for payment is properly submitted and complete.

ARTICLE 6	DISPUTE RESOLUTION

§ 6.1 The parties appoint the following individual to serve as a Neutral pursuant to Section A.4.2 of Exhibit A. Terms and Conditions: Not Applicable

(Insert the name, address and other information of the individual to serve as a Neutral. If the parties do not select a Neutral, then the provisions of Section A.4.2.2 of Exhibit A, Terms and Conditions, shall apply.)

Init. /	AIA Document A141™ – 2004. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 09:54:24 on 06/13/2013 under Order No.0739094044_1 which expires on 06/23/2013, and is not for resale.		7
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§ 6.2 The method of binding dispute resolution shall be the following:

(If the parties do not select a method of binding dispute resolution, then the method of binding dispute resolution shall be by litigation in a court of competent jurisdiction.)

(Paragraph deleted)

☒ Litigation in a court of competent jurisdiction

(Paragraphs deleted)

where the Project is located

(Paragraphs deleted)

ARTICLE 7	MISCELLANEOUS PROVISIONS

§ 7.1 The Architect, other design professionals and consultants engaged by the Design-Builder shall be persons or entities duly licensed to practice their professions in the jurisdiction where the Project is located and are listed as follows: See Addendum #1 – Exhibit “A”

(Insert name, address, license number, relationship to Design-Builder and other information.)

Name and Address	License Number	Relationship to Design-Builder	Other Information

§ 7.2 Consultants, if any, engaged directly by the Owner, their professions and responsibilities are listed below:

(Insert name, address, license number, if applicable, and responsibilities to Owner and other information.)

Name and Address	License Number	Responsibilities to Owner	Other Information

§ 7.3 Separate contractors, if any, engaged directly by the Owner, their trades and responsibilities are listed below:

(Insert name, address, license number, if applicable, responsibilities to Owner and other information.)

Name and Address	License Number	Responsibilities to Owner	Other Information

§ 7.4 The Owner’s Designated Representative is:

(Insert name, address and other information.)

Derek Muldowney, Executive Vice President

International Speedway Corporation

Design And Development

One Daytona Boulevard

Daytona Beach, Florida 32114

§ 7.4.1 The Owner’s Designated Representative identified above shall be authorized to act on the Owner’s behalf with respect to the Project.

§ 7.5 The Design-Builder’s Designated Representative is:

(Insert name, address and other information.)

David Price

Barton Malow Company

5337 Millenia Lakes Boulevard, Suite 235

Orlando, Florida 32839

Init. /	AIA Document A141™ – 2004. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 09:54:24 on 06/13/2013 under Order No.0739094044_1 which expires on 06/23/2013, and is not for resale.		8
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§ 7.5.1 The Design-Builder’s Designated Representative identified above shall be authorized to act on the Design-Builder’s behalf with respect to the Project.

§ 7.6 Neither the Owner’s nor the Design-Builder’s Designated Representative shall be changed without ten days written notice to the other party. Design-Builder’s Project Executives, Project Managers and Superintendants initially assigned to the Project listed on Exhibit “M” attached to Addendum #1 shall not be re-assigned to other projects of Design-Builder unless (a) replaced by qualified persons and (b) consented to in writing by Owner. The Owner’s consent shall not be unreasonably withheld, conditioned or delayed.

§ 7.7 Other provisions:

§ 7.7.1 Where reference is made in this Agreement to a provision of another Design-Build Document, the reference refers to that provision as amended or supplemented by other provisions of the Design-Build Documents.

§ 7.7.2 Vendor Diversity/Minority. Provided that prices are competitive and that the quality, quantity and timeliness of the Work will not be prejudiced or compromised, Design-Builder is encouraged, but not required, to utilize where reasonably practical a reasonable number of minority owned and/or controlled companies for the Project. In the event that Design-Builder utilizes a minority owned and/or controlled company, Design-Builder shall submit to the Owner (he name of the company, the scope of the work and the contract sum of the work being performed by the minority owned and/or controlled company. Design-Builder shall retain in its sole discretion the final decision on the selection and use of subcontractors and other vendors and shall remain fully responsible for (heir Work as called for by the Contract Documents.

§ 7.7.3 Design-Builder shall execute the Confidentiality Agreement (Exhibit “G”) and return to Owner within three (3) days after execution of this Agreement. Design-Builder agrees that all newspaper, magazine, and other media articles, announcements, statements, exhibitions, advertising, marketing and other publicity issued or published by Design-Builder in connection with the Project (including trademarks, trade names, and marketing documents of Owner and its affiliated entities) shall be approved in writing by Owner before publication or use by Design-Builder. Design-Builder shall require all of its consultants, contractors, subcontractors, suppliers, materialmen, fabricators and manufacturers to agree to be bound by similar language contained in this Section 7.7.3 and to execute a Confidentiality Agreement in the form attached as Exhibit “G” to this Part 2 Agreement.

§ 7.7.4 The Owner and its subsidiaries lake great pride in its reputation as a leader in motorsports entertainment and for its high standards of integrity, fairness and ethical business conduct. The Owner expects all directors, officers and employees, as well as all contractors, vendors and suppliers with whom it docs business to:

•	Act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships.

•	Refrain from making false or misleading statements, including communications to Owner’s internal or independent auditors.

•	Adhere to the spirit as well as the letter of all laws, rules, and regulations of federal, state, and local governments and other private and public regulatory agencies, applicable to the Owner.

•	Respect the confidentiality of information acquired in the course of employment or while doing business with the Owner, except when authorized or otherwise legally obligated to disclose such information.

•	Use the Owner’s assets and resources employed or entrusted in a responsible manner.

Init. /	AIA Document A141™ – 2004. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 09:54:24 on 06/13/2013 under Order No.0739094044_1 which expires on 06/23/2013, and is not for resale.		9
	User Notes:	(1481985130)

The Design-Builder warrants that it will comply with the Owner’s high standard of ethics and shall immediately notify the Owner and cooperate with any investigation involving unethical behavior. The Design-Builder shall post the Owner’s Ethics Information Hotline Information alongside all other required legal notices at the Project location.

§ 7.7.5 The Design-Builder’s use of local (in state) laborers, subcontractors, material suppliers, and equipment suppliers is encouraged by Owner and has influenced the Owner’s selection process of Design-Builder.

§ 7.7.6 Design-Builder shall provide in its contracts and subcontracts that the Owner is an intended third party beneficiary of each such contract and subcontract.

ARTICLE 8	ENUMERATION OF THE DESIGN-BUILD DOCUMENTS

§ 8.1 The Design-Build Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows: See Section 8.1.10

§ 8.1.1 The Agreement is this executed edition of the Standard Form of Agreement Between Owner and Design-Builder, AIA Document A141-2004, Part 2 Agreement, as modified by Owner and Design-Builder.

§ 8.1.2 The Supplementary and other Conditions of the Agreement, if any, are as follows:

(Either list applicable documents below or refer to an exhibit attached to this Agreement.)

Document	Title	Pages

§ 8.1.3 The Project Criteria, including changes to the Project Criteria proposed by the Design-Builder, if any, and accepted by the Owner, consist of the following: See Section 8.1.10

(Either list applicable documents and their dates below or refer to an exhibit attached to this Agreement.)

Title	Date

§ 8.1.4 The Design-Builder’s Proposal, dated, consists of the following:

(Either list applicable documents below or refer to an exhibit attached to this Agreement.)

§ 8.1.5 Amendments to the Design-Builder’s Proposal, if any, arc as follows:

(Either list applicable documents below or refer to an exhibit attached to this Agreement.)

§ 8.1.6 The Addenda, if any, arc as follows:

(Either list applicable documents below or refer to an exhibit attached to this Agreement.)

Number	Pages
Addendum #1 SCOPE OF WORK AND OTHER PROVISIONS

Init. /	AIA Document A141™ – 2004. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 09:54:24 on 06/13/2013 under Order No.0739094044_1 which expires on 06/23/2013, and is not for resale.		10
	User Notes:	(1481985130)

§ 8.1.7 (Intentionally omitted)

§ 8.1.8 (Intentionally omitted)

§ 8.1.9 (Intentionally omitted)

§ 8.1.10 The attached documents which are incorporated by reference forming part of the Design-Build Documents for this Part 2 Agreement are as follows:

Addendum #1 - Scope of Work and Other Provisions (includes Exhibits “A” - “N” attached to Addendum #1)
Exhibit A	-	Terms and Conditions
Exhibit B	-	Design-Builder’s Schedule and Substantial Completion Dates for Each Type of Improvement by Event and Type of Improvement
Exhibit C	-	Insurance and Bonds
Exhibit D	-	Form for Application for Payment
Exhibit E	-	Forms for Waivers and Affidavits of Outstanding Accounts
Exhibit F	-	Contract Completion Checklist
Exhibit G	-	Confidentiality Agreement
Exhibit H	-	Form for Payment and Performance Bond
Exhibit I	-	Form for Requirements of Engineer’s or Architect’s Professional Liability Insurance
Exhibit J	-	Novation Agreement, Owner-Architect Agreement dated November 1, 2011, Change Orders 1 and 2 to Owner-Architect Agreement, and Rossetti’s Proposal Dated July 26, 2012
Exhibit K	-	Design-Builder’s Stipulated Sum Proposal Summary
Exhibit L	-	Allowances
Exhibit M		Plan Identifying Locations Concerning Liquidated Damages
Exhibit N		Construction Site Access and Off Limits

This Part 2 Agreement is entered into as of the day and year first written above and is executed in at least three original copies, of which one is to be delivered to the Design-Builder and one to the Owner.

/s/ Joie Chitwood	/s/ Ryan Maibach

OWNER (Signature)	DESIGN-BUILDER (Signature)

Joie Chitwood, President	Ryan Maibach, President
(Printed name and title)	(Printed name and title)
DAYTONA INTERNATIONAL SPEEDWAY, LLC	BARTON MALOW COMPANY

Init. /	AIA Document A141™ – 2004. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 09:54:24 on 06/13/2013 under Order No.0739094044_1 which expires on 06/23/2013, and is not for resale.		11
	User Notes:	(1481985130)

ADDENDUM #1 – SCOPE OF WORK

AND OTHER PROVISIONS

The attached documents forming part of the Design-Build Documents for Addendum #1 – Scope of Work and Other Provisions for this Part 2 Agreement are as follows:

Exhibit “A”	-	Design-Builder’s Consultant List
Exhibit “B”	-	50% CD’s List of Drawings Issued December 14, 2012 (57 pages)
Exhibit “C”	-	Project Manual Dated December 14, 2012 (50% CD Issue): not attached - incorporated by reference
Exhibit “D”	-	Project Criteria Dated April 8, 2013
Exhibit “E”	-	(Not used.)
Exhibit “F”	-	Make Ready/Race Ready Matrix Revised December 1, 2012
Exhibit “G”	-	BMC’s Clarifications and Qualifications Dated April 10, 2013 (Modified by Owner May 10, 2013)
Exhibit “H”	-	Additional Items Included in the Contract Sum (Revised March 15, 2013)
Exhibit “I”	-	Scope Reduction Concepts Dated March 29, 2013 (33 pages)
Exhibit “J”	-	Project Renderings Dated February 26, 2013 (14 pages)
Exhibit “K”	-	Low Voltage Scope of Work
Exhibit “L”	-	Seating Manifest
Exhibit “M”	-	List of Design-Builder’s Project Executives, Project Managers and Superintendents Initially Assigned to the Project
Exhibit “N”	-	Initial Schedule of Values

19/16457/330

DESIGN-BUILDER’S CONSULTANT LIST

(19/16457/328)	PART 2 AGREEMENT - ADDENDUM #1 - EXHIBIT “A”

ADDENDUM #1 – EXHIBIT “A” DESIGN – BUILDER’S CONSULTANT LIST

Civil & Landscape Architecture:	Zev Cohen Associates
Structural Engineering:	Walter P. Moore
Mechanical/Electrical/Plumbing/FP:	ME Engineers
Code/Life Safely:	FP&C
Vertical Circulation:	Lerch Bates
ADA Consultant:	Kevin McGuire Associates, Inc.
Glazing Consultant:	Glazing Consultants International, Inc.
Signage/Graphics:	Infinite Scale
Low Voltage: AV, Sound	WJHW
Food Service:	Duray
Specifications	Interspecs LLC
Acoustic Consultant:	AKRF

19/16457/336

50% CD’S LIST OF DRAWINGS

ISSUED DECEMBER 14, 2012 (57 pages)

(19/16457/328)	PART 2 AGREEMENT - ADDENDUM #1 - EXHIBIT “B”

Addendum #1 Exhibit B

Daytona Grandstand 2011-055
Specific Package

Type	Discipline
		Drawing No	Drawing Type	Drawing Name

50% CD Package, issued 12/14/2012

Drawings

General

		G-000	Cover Sheet

		G-002	General Information Sheet

		G-003	Mounting Heights

(3 detail records)

Demolition

		D-101	Service Level 01 (Non Grandstand) Demolition Plan

		D-102	Lower & Middle Bowl Grandstand Demolition Plans

		D-103	Lower Bowl Grandstand Demolition Sections

(3 detail records)

Civil

		C-100	Overall Demolition Plan

		C-101	Demolition Plan

		C-102	Demolition Plan

		C-103	Demolition Plan

		C-104	Demolition Plan

		C-105	Demolition Plan

		C-106	Demolition Plan

		C-107	Demolition Plan

		C-108	Demolition Plan

		C-109	Demolition Plan

		C-110	Demolition Plan

		C-111	Demolition Plan

		C-112	Demolition Plan

		C-200	Overall Paving, Grading, and Drainage Plan

		C-201	Paving, Grading, and Drainage Plan

		C-202	Paving, Grading, and Drainage Plan

		C-203	Paving, Grading, and Drainage Plan

		C-204	Paving, Grading, and Drainage Plan

Monday, December 17, 2012	Page 1 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		C-205	Paving, Grading, and Drainage Plan

		C-206	Paving, Grading, and Drainage Plan

		C-207	Paving, Grading, and Drainage Plan

		C-208	Paving, Grading, and Drainage Plan

		C-209	Paving, Grading, and Drainage Plan

		C-210	Paving, Grading, and Drainage Plan

		C-211	Paving, Grading, and Drainage Plan

		C-212	Paving, Grading, and Drainage Plan

		C-300	Overall Utility Plan

		C-301	Utility Plan

		C-302	Utility Plan

		C-303	Utility Plan

		C-304	Utility Plan

		C-305	Utility Plan

		C-306	Utility Plan

		C-307	Utility Plan

		C-400	Construction Notes

		C-401	Construction Notes

		C-402	Construction Details

		C-403	Construction Details

		C-404	Construction Details

		C-405	Construction Details

		C-406	Construction Details

		C-407	Construction Details

(42 detail records)

Landscape

		L-100	Overall Hardscape Plan

		L-101	Hardscape Plan

		L-102	Hardscape Plan

		L-103	Hardscape Plan

		L-104	Hardscape Plan

		L-105	Hardscape Plan

		L-106	Hardscape Plan

		L-107	Hardscape Plan

		L-108	Hardscape Notes / Details

Monday, December 17, 2012	Page 2 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		L-200	Overall Landscape Plan

		L-201	Landscape Plan

		L-202	Landscape Plan

		L-203	Landscape Plan

		L-204	Landscape Plan

		L-205	Landscape Plan

		L-206	Landscape Plan

		L-207	Landscape Plan

		L-208	Overall Landscape Plan

(18 detail records)

Irrigation

		IR-300	Overall Irrigation Plan

		IR-301	Irrigation Plan

		IR-302	Irrigation Plan

		IR-303	Irrigation Plan

		IR-304	Irrigation Plan

		IR-305	Irrigation Plan

		IR-306	Irrigation Plan

		IR-307	Irrigation Plan

		IR-308	Overall Irrigation Plan

(9 detail records)

Structural

		S-010	General Structural Notes

		S-011	General Structural Notes

		S-012	Threshold Inspection

		S-013	Symbols and Notations

		S-050	Grid Reference Plan

		S-100A	Foundation Framing Plan - Area A

		S-100B	Foundation Framing Plan - Area B

		S-100C	Foundation Framing Plan - Area C

		S-100D	Foundation Framing Plan - Area D

		S-100E	Foundation Framing Plan - Area E

		S-100F	Foundation Framing Plan - Area F

		S-100G	Foundation Framing Plan - Area G

		S-100H	Foundation Framing Plan - Area H

Monday, December 17, 2012	Page 3 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		S-100J	Foundation Framing Plan - Area J

		S-100K	Foundation Framing Plan - Area K

		S-100L	Foundation Framing Plan - Area L

		S-100M	Foundation Framing Plan - Area M

		S-110A	Service Level 01 Framing Plan - Area A

		S-110B	Service Level 01 Framing Plan - Area B

		S-110C	Service Level 01 Framing Plan - Area C

		S-110D	Service Level 01 Framing Plan - Area D

		S-110E	Service Level 01 Framing Plan - Area E

		S-110F	Service Level 01 Framing Plan - Area F

		S-110G	Service Level 01 Framing Plan - Area G

		S-110H	Service Level 01 Framing Plan - Area H

		S-110J	Service Level 01 Framing Plan - Area J

		S-110K	Service Level 01 Framing Plan - Area K

		S-110L	Service Level 01 Framing Plan - Area L

		S-110M	Service Level 01 Framing Plan - Area M

		S-115A	Service Level Interstitial Framing Plan - Area A

		S-115B	Service Level Interstitial Framing Plan - Area B

		S-115C	Service Level Interstitial Framing Plan - Area C

		S-115D	Service Level Interstitial Framing Plan - Area D

		S-115E	Service Level Interstitial Framing Plan - Area E

		S-115F	Service Level Interstitial Framing Plan - Area F

		S-115G	Service Level Interstitial Framing Plan - Area G

		S-115H	Service Level Interstitial Framing Plan - Area H

		S-115J	Service Level Interstitial Framing Plan - Area J

		S-115K	Service Level Interstitial Framing Plan - Area K

		S-115L	Service Level Interstitial Framing Plan - Area L

		S-115M	Service Level Interstitial Framing Plan - Area M

		S-120A	Main Level 02 Framing Plan - Area A

		S-120B	Main Level 02 Framing Plan - Area B

		S-120C	Main Level 02 Framing Plan - Area C

		S-120D	Main Level 02 Framing Plan - Area D

		S-120E	Main Level 02 Framing Plan - Area E

		S-120F	Main Level 02 Framing Plan - Area F

		S-120G	Main Level 02 Framing Plan - Area G

		S-120H	Main Level 02 Framing Plan - Area H

Monday, December 17, 2012	Page 4 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		S-120J	Main Level 02 Framing Plan - Area J

		S-120K	Main Level 02 Framing Plan - Area K

		S-120L	Main Level 02 Framing Plan - Area L

		S-120M	Main Level 02 Framing Plan - Area M

		S-130A	Hospitality Level 03 Framing Plan - Area A

		S-130B	Hospitality Level 03 Framing Plan - Area B

		S-130C	Hospitality Level 03 Framing Plan - Area C

		S-130D	Hospitality Level 03 Framing Plan - Area D

		S-130E	Hospitality Level 03 Framing Plan - Area E

		S-130F	Hospitality Level 03 Framing Plan - Area F

		S-130G	Hospitality Level 03 Framing Plan - Area G

		S-130H	Hospitality Level 03 Framing Plan - Area H

		S-130J	Hospitality Level 03 Framing Plan - Area J

		S-130K	Hospitality Level 03 Framing Plan - Area K

		S-130L	Hospitality Level 03 Framing Plan - Area L

		S-130M	Hospitality Level 03 Framing Plan - Area M

		S-140A	Middle Concourse 04 Framing Plan - Area A

		S-140B	Middle Concourse 04 Framing Plan - Area B

		S-140C	Middle Concourse 04 Framing Plan - Area C

		S-140D	Middle Concourse 04 Framing Plan - Area D

		S-140E	Middle Concourse 04 Framing Plan - Area E

		S-140F	Middle Concourse 04 Framing Plan - Area F

		S-140G	Middle Concourse 04 Framing Plan - Area G

		S-140H	Middle Concourse 04 Framing Plan - Area H

		S-140J	Middle Concourse 04 Framing Plan - Area J

		S-140K	Middle Concourse 04 Framing Plan - Area K

		S-140L	Middle Concourse 04 Framing Plan - Area L

		S-140M	Middle Concourse 04 Framing Plan - Area M

		S-145A	Middle Level Interstitial Framing Plan - Area A

		S-145B	Middle Level Interstitial Framing Plan - Area B

		S-145C	Middle Level Interstitial Framing Plan - Area C

		S-145D	Middle Level Interstitial Framing Plan - Area D

		S-145E	Middle Level Interstitial Framing Plan - Area E

		S-145F	Middle Level Interstitial Framing Plan - Area F

		S-145G	Middle Level Interstitial Framing Plan - Area G

		S-145H	Middle Level Interstitial Framing Plan - Area H

Monday, December 17, 2012	Page 5 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		S-145J	Middle Level Interstitial Framing Plan - Area J

		S-145K	Middle Level Interstitial Framing Plan - Area K

		S-145L	Middle Level Interstitial Framing Plan - Area L

		S-145M	Middle Level Interstitial Framing Plan - Area M

		S-150A	Upper Concourse 05 Framing Plan - Area A

		S-150B	Upper Concourse 05 Framing Plan - Area B

		S-150C	Upper Concourse 05 Framing Plan - Area C

		S-150D	Upper Concourse 05 Framing Plan - Area D

		S-150E	Upper Concourse 05 Framing Plan - Area E

		S-150F	Upper Concourse 05 Framing Plan - Area F

		S-150G	Upper Concourse 05 Framing Plan - Area G

		S-150H	Upper Concourse 05 Framing Plan - Area H

		S-150J	Upper Concourse 05 Framing Plan - Area J

		S-150K	Upper Concourse 05 Framing Plan - Area K

		S-150L	Upper Concourse 05 Framing Plan - Area L

		S-150M	Upper Concourse 05 Framing Plan - Area M

		S-160A	Upper Interstitial Level Framing Plan - Area A

		S-160B	Upper Interstitial Level Framing Plan - Area B

		S-160C	Upper Interstitial Level Framing Plan - Area C

		S-160D	Upper Interstitial Level Framing Plan - Area D

		S-160E	Upper Interstitial Level Framing Plan - Area E

		S-160F	Tower 2 Level 06 Framing Plan - Area F

		S-160G	Upper Interstitial Level Framing Plan - Area G

		S-160H	Upper Interstitial Level Framing Plan - Area H

		S-160J	Upper Interstitial Level Framing Plan - Area J

		S-160K	Upper Interstitial Level Framing Plan - Area K

		S-160L	Upper Interstitial Level Framing Plan - Area L

		S-170A	Upper Seating Framing Plan - Area A

		S-170B	Upper Seating Framing Plan - Area B

		S-170C	Upper Seating Framing Plan - Area C

		S-170D	Upper Seating Framing Plan - Area D

		S-170E	Upper Seating Framing Plan - Area E

		S-170F	Tower 3 Level 07 Framing Plan - Area F

		S-170G	Upper Seating Framing Plan - Area G

		S-170H	Upper Seating Framing Plan - Area H

		S-170J	Upper Seating Framing Plan - Area J

Monday, December 17, 2012	Page 6 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		S-170K	Upper Seating Framing Plan - Area K

		S-170L	Upper Sealing Framing Plan - Area L

		S-180A	Lights and Speaker Truss Plan - Area A

		S-180B	Lights and Speaker Truss Plan - Area B

		S-180C	Lights and Speaker Truss Plan - Area C

		S-180D	Lights and Speaker Truss Plan - Area D

		S-180E	Lights and Speaker Truss Plan - Area E

		S-180F	Tower 4 Level 08 Framing Plan - Roof Level

		S-180G	Lights and Speaker Truss Plan - Area G

		S-180H	Lights and Speaker Truss Plan - Area H

		S-180J	Lights and Speaker Truss Plan - Area J

		S-180K	Lights and Speaker Truss Plan - Area K

		S-180L	Lights and Speaker Truss Plan - Area L

		S-200	Partial Plans

		S-201	Partial Plans

		S-202	Partial Plans

		S-203	Partial Plans

		S-204	Partial Plans

		S-206	Injector Stair #2 Framing

		S-300	Typical Details

		S-301	Typical Details

		S-310	Typical Foundation Details

		S-311	Typical Foundation Details

		S-312	Typical Foundation Details

		S-315	Typical Foundation Details

		S-321	Foundation Sections and Details

		S-400	Framing Typical Details

		S-401	Framing Typical Details

		S-402	Framing Typical Details

		S-403	Framing Typical Details

		S-404	Framing Typical Details

		S-405	Framing Typical Details

		S-406	Bar Joist Framing Typical Details

		S-407	Framing Typical Details

		S-408	Framing Typical Details

		S-410	Framing Section and Details

Monday, December 17, 2012	Page 7 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		S-411	Framing Section and Details

		S-412	Framing Sections and Details

		S-420	Framing Sections and Details

		S-450	Framing Sections and Details

		S-470	Light and Speaker Truss

		S-480	Truss Elevations

		S-481	Truss Elevations

		S-500	Elevation Table

		S-501	Elevation at Gridline 21

		S-502	Elevation at Gridline 22

		S-503	Elevation at Gridline 23

		S-504	Elevation at Gridline 24

		S-505	Elevation at Gridline 25

		S-506	Elevation at Gridline 31

		S-507	Elevation at Gridline 32

		S-508	Elevation at Gridline 33

		S-509	Elevation at Gridline 34

		S-510	Elevation at Gridline 35

		S-511	Elevation at Gridline 36

		S-512	Elevation at Gridline 37

		S-513	Elevation at Gridline 38

		S-514	Elevations at Gridline 39

		S-515	Elevation at Gridline 40

		S-516	Elevation at Gridline C

		S-517	Elevation at Gridline D.5

		S-518	Elevation at Gridline D, E, and G

		S-519	Elevation at Gridline F

		S-520	Brace Frame Elevations

		S-521	Brace Frame Elevations

		S-522	Brace Frame Elevations

		S-523	Brace Frame Elevations

		S-524	Brace Frame Elevations

		S-525	Brace Frame Elevations

		S-526	Brace Frame Elevations

		S-527	Brace Frame Elevations

		S-528	Brace Frame Elevations

Monday, December 17, 2012	Page 8 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		S-529	Brace Frame Elevations

		S-530	Brace Frame Elevations

		S-531	Brace Frame Elevations

		S-532	Brace Frame Elevations

		S-533	Brace Frame Elevations

		S-534	Brace Frame Elevations

		S-535	Brace Frame Elevations

		S-536	Brace Frame Elevations

		S-537	Brace Frame Elevations

		S-538	Brace Frame Elevations

		S-539	Brace Frame Elevations

		S-540	Brace Frame Elevations

		S-541	Brace Frame Elevations

		S-542	Brace Frame Elevations

		S-543	Brace Frame Elevations

		S-544	Brace Frame Elevations

		S-550	Brace Frame Elevations

		S-551	Brace Frame Elevations

		S-552	Brace Frame Elevations

		S-553	Brace Frame Elevations

		S-554	Brace Frame Elevations

		S-555	Brace Frame Elevations

		S-556	Brace Frame Elevations

		S-557	Brace Frame Elevations

		S-558	Brace Frame Elevations

		S-559	Brace Frame Elevations

		S-560	Brace Frame Elevations

		S-561	Brace Frame Elevations

		S-562	Brace Frame Elevations

		S-565	Brace Frame Elevations

		S-566	Brace Frame Elevations

		S-567	Brace Frame Elevations

		S-568	Brace Frame Elevations

		S-569	Brace Frame Elevations

		S-570	Brace Frame Elevations

		S-571	Brace Frame Elevations

Monday, December 17, 2012	Page 9 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		S-572	Brace Frame Elevations

		S-573	Brace Frame Elevations

		S-574	Brace Frame Elevations

		S-575	Brace Frame Elevations

		S-576	Brace Frame Elevations

		S-577	Brace Frame Elevations

		S-578	Brace Frame Elevations

		S-579	Brace Frame Elevations

		S-580	Brace Frame Elevations

		S-581	Brace Frame Elevations

		S-582	Brace Frame Elevations

		S-583	Brace Frame Elevations

		S-584	Brace Frame Elevations

		S-585	Brace Frame Elevations

		S-586	Brace Frame Elevations

		S-587	Brace Frame Elevations

		S-600	Elevations at Existing Lower Bowl

		S-601	Elevations at Existing Lower Bowl

		S-602	Elevations at Existing Lower Bowl

		S-603	Elevations at Existing Lower Bowl

		S-604	Elevations at Existing Lower Bowl

		S-605	Elevations at Existing Lower Bowl

		S-606	Elevations at Existing Lower Bowl

		S-607	Elevations at Existing Lower Bowl

		S-608	Elevations at Existing Lower Bowl

		S-609	Elevations at Existing Lower Bowl

		S-650	Exterior Skin Elevations

		S-651	Exterior Skin Elevations

		S-652	Exterior Skin Elevations

		S-653	Exterior Skin Elevations

		S-654	Exterior Skin Elevations

		S-701	Typical CMU Details

		S-702	Typical CMU Details

		S-800	Column Schedule

		S-801	Column and Base Plate Schedules

		S-920A-D	Wind Pressure Plans Area A-D

Monday, December 17, 2012	Page 10 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		S-920E-G	Wind Pressure Plans Area E-G

		S-920H-M	Wind Pressure Plans Area H-M

		S-930D-F	Wind Pressure Plans Area D-F

		S-930F-J	Wind Pressure Plans Area F-J

(269 detail records)

Architectural

		A-100	Composite Plans - Service Level 01 and Main Level 02

		A-101	Composite Plans - Level 03, 04, and 05

		A-110A	Service Level 01 - Area A

		A-110B	Service Level 01 - Area B

		A-110C	Service Level 01 - Area C

		A-110D	Service Level 01 - Area D

		A-110E	Service Level 01 - Area E

		A-110F	Service Level 01 - Area F

		A-110G	Service Level 01 - Area G

		A-110H	Service Level 01 - Area H

		A-110J	Service Level 01 - Area J

		A-110K	Service Level 01 - Area K

		A-110L	Service Level 01 - Area L

		A-110M	Service Level 01 - Area M

		A-115F	VIP Bridge 01 - Area F

		A-120A	Main Level 02 - Area A

		A-120B	Main Level 02 - Area B

		A-120C	Main Level 02 - Area C

		A-120D	Main Level 02 - Area D

		A-120E	Main Level 02 - Area E

		A-120F	Main Level 02 - Area F

		A-120G	Main Level 02 - Area G

		A-120H	Main Level 02 - Area H

		A-120J	Main Level 02 - Area J

		A-120K	Main Level 02 - Area K

		A-120L	Main Level 02 - Area L

		A-120M	Main Level 02 - Area M

		A-125A	Main Level 02 - Area A Roof Plan

		A-125B	Main Level 02 - Area B Roof Plan

Monday, December 17, 2012	Page 11 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		A-125C	Main Level 02 - Area C Roof Plan

		A-125D	Main Level 02 - Area D Roof Plan

		A-125E	Main Level 02 - Area E Roof Plan

		A-125F	Main Level 02 - Area F Roof Plan

		A-125G	Main Level 02 - Area G Roof Plan

		A-125H	Main Level 02 - Area H Roof Plan

		A-125J	Main Level 02 - Area J Roof Plan

		A-125K	Main Level 02 - Area K Roof Plan

		A-125L	Main Level 02 - Area L Roof Plan

		A-125M	Main Level 02 - Area M Roof Plan

		A-130C	Hospitality Level 03 - Area C

		A-130D	Hospitality Level 03 - Area D

		A-130E	Hospitality Level 03 - Area E

		A-130F	Hospitality Level 03 - Area F

		A-130G	Hospitality Level 03 - Area G

		A-130H	Hospitality Level 03 - Area H

		A-140A	Middle Concourse 04 - Area A

		A-140B	Middle Concourse 04 - Area B

		A-140C	Middle Concourse 04 - Area C

		A-140D	Middle Concourse 04 - Area D

		A-140E	Middle Concourse 04 - Area E

		A-140F	Middle Concourse 04 - Area F

		A-140G	Middle Concourse 04 - Area G

		A-140H	Middle Concourse 04 - Area H

		A-140J	Middle Concourse 04 - Area J

		A-140K	Middle Concourse 04 - Area K

		A-140L	Middle Concourse 04 - Area L

		A-140M	Middle Concourse 04 - Area M

		A-145A	Middle Concourse 04 - Area A Roof Plan

		A-145B	Middle Concourse 04 - Area B Roof Plan

		A-145C	Middle Concourse 04 - Area C Roof Plan

		A-145D	Middle Concourse 04 - Area D Roof Plan

		A-145E	Middle Concourse 04 - Area E Roof Plan

		A-145F	Middle Concourse 04 - Area F Roof Plan

		A-145G	Middle Concourse 04 - Area G Roof Plan

		A-145H	Middle Concourse 04 - Area H Roof Plan

Monday, December 17, 2012	Page 12 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		A-145J	Middle Concourse 04 - Area J Roof Plan

		A-145K	Middle Concourse 04 - Area K Roof Plan

		A-145L	Middle Concourse 04 - Area L Roof Plan

		A-145M	Middle Concourse 04 - Area M Roof Plan

		A-150A	Upper Concourse 05 - Area A

		A-150B	Upper Concourse 05 - Area B

		A-150C	Upper Concourse 05 - Area C

		A-150D	Upper Concourse 05 - Area D

		A-150E	Upper Concourse 05 - Area E

		A-150F	Upper Concourse 05 - Area F (Tower 1 Plan - Level 05_

		A-150G	Upper Concourse 05 - Area G

		A-150H	Upper Concourse 05 - Area H

		A-150J	Upper Concourse 05 - Area J

		A-150K	Upper Concourse 05 - Area K

		A-150L	Upper Concourse 05 - Area L

		A-150M	Upper Concourse 05 - Area M

		A-155B	Upper Concourse 05 - Area B Roof Plan

		A-155D	Upper Concourse 05 - Area D Roof Plan

		A-155E	Upper Concourse 05 - Area E Roof Plan

		A-155F	Upper Concourse 05 - Area F Roof Plan

		A-155G	Upper Concourse 05 - Area G Roof Plan

		A-155H	Upper Concourse 05 - Area H Roof Plan

		A-155K	Upper Concourse 05 - Area K Roof Plan

		A-155L	Upper Concourse 05 - Area L Roof Plan

		A-160F	Tower 2 - Level 06 and Tower 3 - Level 07

		A-180F	Tower 4 - Level 08

		A-202	East & West Elevations

		A-220A	Partial North Elevation Area A

		A-220B	Partial North Elevation Area B

		A-220C	Partial North Elevation Area C

		A-220D	Partial North Elevation Area D

		A-220E	Partial North Elevation Area E

		A-220F	Partial North Elevation Area F

		A-220G	Partial North Elevation Area G

		A-220H	Partial Plan Partial North Elevation Area H

		A-220J	Partial North Elevation Area J

Monday, December 17, 2012	Page 13 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		A-220K	Partial North Elevation Area K

		A-220L	Partial North Elevation Area L

		A-220M	Partial North Elevation Area M

		A-231	Suite Tower Exterior Elevations

		A-301	Building Sections

		A-302	Building Sections

		A-303	Building Sections

		A-304	Building Sections

		A-310	Injectors

		A-311	Injector 1, 2 & 5 Enlarged Plan

		A-311.01	Injector 1, 2 & 5 Partial Elevation

		A-311.02	Injector 1, 2 & 5 Partial Elevation

		A-311.03	Injector 1, 2 & 5 Partial Elevation Wall Section

		A-311.06	Injector Details Polycarbonate Screen

		A-311.07	Injector Details Polycarbonate Screen

		A-311.08	Injector Details Insulated Panel Screen

		A-311.09	Injector Details Metal Panel Screen

		A-311.10	Injector Details Metal Panel Screen

		A-312	Injector 4 Enlarged Plan

		A-312.1	Injector 4 Partial Elevation

		A-312.3	Injector 4 Wall Sections

		A-321.1	Exterior Skin Details Perforated Metal Screen

		A-331	Suite Tower - Building Section - East Wing

		A-331.1	Suite Tower - Building Section @ Guest Elevator

		A-331.2	Suite Tower - Building Section @ Atrium

		A-331.3	Suite Tower - Building Section @ West Wing

		A-331.4	Suite Tower - Building Section @ TV Suites

		A-334	Tower Wall Sections

		A-335	Tower Wall Sections

		A-335.1	Tower Wall Details

		A-335.2	Tower Wall Details

		A-351	Sport Track Lighting

		A-401.10	Service Level 01 - Merch Storage

		A-401.20	Service Level 01 - Concession Storage Bldg’s

		A-401.21	Service Level 01 - Concession Storage Bld’g

		A-401.30	Service Level 01 - DIS Operations

Monday, December 17, 2012	Page 14 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		A-401.31	Service Level 01 - DIS Operations

		A-401.40	Service Level 01 - Commissary West

		A-401.41	Service Level 01- Commissary West

		A-401.42	Service Level 01- Commissary West

		A-401.50	Service Level 01 - Commissary East & Suite Entry Lobby

		A-401.51	Service Level 01 - Commissary East & Suite Entry Lobby

		A-401.52	Service Level 01 - Commissary East & Suite Entry Lobby

		A-401.53	Service Level 01- Commissary East and Suite Entry Lobby

		A-401.54	Service Level 01 - Suite Entry Lobby Details

		A-401.56	Service Level 01 - Suite Entry Lobby Elevations

		A-401.57	Service Level 01 - Suite Entry Lobby Details

		A-401.60	Service Level 01 - Support and Guest Services Building Plans

		A-401.61	Service Level 01 - Support and Guest Services Building RCP’s

		A-401.62	Service Level 01 - Support and Guest Services Building Roof Plans

		A-401.63	Service Level 01 - Guest Services and Support Buildings - Enlarged Plans, Sections and Elevations

		A-401.64	Service Level 01 - Enclosure Details

		A-401.65	Service Level 01 - Millwork Details

		A-401.70	Service Level 01 - Care Center

		A-401.71	Service Level 01 - Care Center

		A-401.72	Service Level 01 - Care Center

		A-401.80	Service Level 01 - Ticket Bldg’s

		A-401.81	Service Level 01 - Ticket Bldg’s

		A-401.82	Service Level 01 - Ticket Building Details

		A-401.83	Service Level 01 - Ticket Building and Canopy Details

		A-401.84	Service Level 01 - Entry Canopy

		A-401.90	Service Level 01 - Security Bldg’s & Screen Walls & Central Plant

		A-401.91	Service Level 01 - Security Bldg’s & Screen Walls & Central Plant

		A-402	Enlarged Plans - Service Cores

		A-402.1	Enlarged Sections and Elevation - Service Cores

		A-410	Guest Services Plans, Elevations, Sections & 3D View

		A-410.01	Upper Concourse 05 Guest Services Plans, Elevations, Sections & 3D View

		A-410.02	Guest Services WCOR Plans, Elvations, Sections & 3D View

		A-410.04	Middle Concourse 04 Four Day Club Guest Services

		A-411	PortableConcession/Grap & Go Cashier Typicals Plans, Sections & Elevations

		A-412	Main Level 02 Area A Neighborhood Concession Plans & 3D View

Monday, December 17, 2012	Page 15 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		A-412.02	Main Level 02 Area D Neighborhood Concession Plans, Elevations & 3D View

		A-412.04	Main Level 02 Area H Neighborhood Concession Plans, Elevations & 3D View

		A-412.05	Level 02 Area J Neighborhood Beverage Express Concessions Floor Plans, Elevations & 3D View

		A-412.06	Main Level 02 Area L Neighborhood Concession Plans, Elevations & 3D View

		A-412.08	Main Level 02 Area C & J Neighborhood Concession Plans, Elevations & 3D View

		A-413	Hospitality Level 03 Guest Services Plans, Sections & Elevations

		A-414	Middle Concourse 04 Area B Neighborhood Concession Plans, Elevations & 3D View

		A-414.02	Middle Concourse 04 Area D Neighborhood Concession Plans, Elevations & 3D View

		A-414.04	Middle Concourse 04 Area H Neighborhood Concessions Plans, Elevations & 3D View

		A-414.06	Middle Concourse 04 Area L Neighborhood Concession Plans

		A-414.08	Middle Concourse 04 Beverage Express & General Concession Plans, Elevations & 3D View

		A-414.09	Middle Concourse 04 Area G, J & M Concession Plans & Elevations

		A-415	Upper Concourse 05 Area D Neighborhood Concessions Plans, Elevations & 3D View

		A-415.02	Upper Concourse 05 Area E & G Concession Plans, Elevations & 3D View

		A-415.03	Upper Concourse 05 Area H Neighborhood Concession Plans, & 3D View

		A-416	Concession Sections

		A-416.10	Concession Details

		A-416.11	Bar Details

		A-416.12	Guest Services & Miscellaneous Details

		A-417	Main Level 02 Area F Concession. Deck Bar & Logo Typical Plans

		A-417.01	Main Level 02 Area E Concession & Logo Plans, Elevations & 3D Views

		A-417.02	Main Level 02 Merchandise Plans, Elevations & Sections

		A-418	Neighborhood Bar Plans. Elevations, Sections & 3D View

		A-418.01	Concourse Bar (8 POS) Plans, Elevations & 3D View

		A-418.03	Concourse Bar Plans, Elevations & 3D View

		A-418.04	Upper Concourse 05 Four Day Club Area Bar Plans, Sections, Elevations & 3D View

		A-419	Middle Concourse 04 Four Day Club Bars Plan, Elevation, Sections & 3D View

		A-419.01	Level 4 Area F Four Day Club Concession and Guest Services Plans, Elevations, Sections & 3D View

		A-422	Main Level 02 Area A, C & J Toilet Plan

Monday, December 17, 2012	Page 16 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		A-422.01	Main Level 02 Area B, D, F, H & K Toilet Plan

		A-422.02	Main Level 02 Area E, L & M Toilet Plan

		A-422.03	Main Level 02 Area G & M Toilet Plan

		A-422.04	Main Level 02 Area F Men’s & Women’s Toilet

		A-423	Hospitality Level 03 Area D, F, & H Toilet Plans

		A-424	Middle Concourse 04 Area A, C & J Toilet Plan

		A-424.01	Middle Concourse 04 Area B & K Toilet Plan

		A-424.02	Middle Concourse 04 Area D & H Toilet Plan

		A-424.03	Middle Concourse 04 Area E & G Toilet Plan

		A-424.04	Middle Concourse 04 Area F Toilet Plans

		A-424.05	Middle Concourse 04 Area M Toilet Plan

		A-425	Upper Concourse 05 Area B & K Toilet Plan

		A-425.01	Upper Concourse 05 Area D & H Toilet Plan

		A-425.02	Upper Concourse 05 Area E & G Toilet Plan

		A-426	Toilet Elevations & Sections

		A-431	Level 05 Suite Type A1 & A2 - Plans & Elevations

		A-431.1	Level 05 Suite Type A3 - Plans & Elevations

		A-431.2	Level 06 & 07 Suite Type B1 - Plans & Elevations

		A-431.3	Level 07 Suite Type B2 - Plans & Elevations

		A-431.5	Level 07 Suite Type D - Owner Suite - Plans

		A-431.6	Level 07 Suite Type D - Owner Suite - Elevations

		A-431.7	Suite Sections & Details

		A-432	Level 06 Media Suites - Enlarged Plans

		A-432.1	Level 06 Press Box Suite - Plans

		A-435	Level 05 Suite Toilets - Plans

		A-435.1	Level 06 + 07 Suite Toilets - Plans

		A-436	Stair @ Suite Tower Lobby

		A-436.1	West Stairs @ Suite Tower - Levels 05 to 08

		A-43G.2	East Stairs @ Suite Tower - Levels 05 to 08

		A-441	Level 03 Chalet Suite Type 1 - Plans & Elevations

		A-441.01	Level 03 Chalet Suite Type 2 - Plans & Elevations

		A-441.02	Level 03 Chalet Suite Type 3 - Plans & Elevations

		A-441.03	Level 03 Midway Chalet Type 1 - Plans & Elevations

		A-441.04	Level 03 Midway Chalet Type 2 - Plans & Elevations

		A-441.05	Level 03 Midway Chalet Type 3 - Plans & Elevations

		A-441.06	Level 03 Midway Chalet Type 4 - Plans & Elevations

Monday, December 17, 2012	Page 17 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		A-441.07	Level 03 Midway Chalet Type 5 - Plans & Elevations

		A-441.08	Level 03 Midway Chalet Type 6 - Plans & Elevations

		A-441.09	Level 03 Midway Chalet Type 7 - Plans & Elevations

		A-441.10	Level 03 Midway Chalet Type 8 - Plans & Elevations

		A-441.11	Level 03 Midway Chalet Type 9 - Plans & Elevations

		A-441.12	Level 03 Super Chalet Type 1 - Plans & Elevations

		A-441.13	Level 03 Super Chalet Type 2 - Plans & Elevations

		A-441.14	Level 03 Super Chalet Type 3 - Plans & Elevations

		A-441.15	Level 03 Super Chalet Type 4 - Plans & Elevations

		A-450	Injectors #1, 2 & 5 Stairs and Landscape Terraces - Level 01 to 02

		A-450.1	Injectors #1, 2 & 5 Stairs and Landscape Terraces - Level 01 to 02

		A-450.3	Injector #3 Stairs and Landscape - Level 01 to 02

		A-450.4	Injector #4 Stairs and Landscape Terraces - Level 01 to 02

		A-451	Stair Tower - Type I and Type II

		A-453	Stair Tower - Type III

		A-454	Stair Tower - Type IV

		A-454.1	Stair Tower - Type III & IV Elevations

		A-455	Stair Tower - Type V

		A-456	Stair Tower - Type VI

		A-458	Stair Tower - Details

		A-458.1	Stair Tower - Details

		A-458.2	Stair Tower - Details

		A-460	Escalators - Service Level 01

		A-461	Escalator - Main Level 02

		A-462	Escalator - Hospitality Level 03

		A-463	Escalators - Middle Concourse Level 04

		A-461	Escalators Sections and Details

		A-470	Elevator - Freight ELF-1

		A-471	Elevators Passenger - Suite Tower ELP 3, 4, and 5

		A-472	Elevators Service and Service Rooms - Suite Tower ELS 3 and 4

		A-501	Roof Details

		A-502	Miscellaneous Details

		A-511A	Lower Bowl Seating and Railing Area A

		A-511B	Lower Bowl Seating and Railing Area B

		A-511C	Lower Bowl Seating and Railing Area C

		A-511D	Lower Bowl Seating and Railing Area D

Monday, December 17, 2012	Page 18 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		A-511E	Lower Bowl Seating and Railing Area E

		A-511F	Lower Bowl Seating and Railing Area F

		A-511G	Lower Bowl Seating and Railing Area G

		A-511H	Lower Bowl Seating and Railing Area H

		A-511J	Lower Bowl Seating and Railing Area J

		A-511K	Lower Bowl Seating and Railing Area K

		A-511L	Lower Bowl Seating and Railing Area L

		A-521A	Middle Bowl Seating and Railing Area A

		A-521B	Middle Bowl Seating and Railing Area B

		A-521C	Middle Bowl Seating and Railing Area C

		A-521D	Middle Bowl Seating and Railing Area D

		A-521E	Middle Bowl Seating and Railing Area E

		A-521F	Middle Bowl Seating and Railing Area F

		A-521G	Middle Bowl Seating and Railing Area G

		A-521H	Middle Bowl Seating and Railing Area H

		A-521J	Middle Bowl Seating and Railing Area J

		A-521K	Middle Bowl Seating and Railing Area K

		A-521L	Middle Bowl Seating and Railing Area L

		A-521M	Middle Bowl Seating and Railing Area M

		A-531A	Upper Bowl Seating and Railing Area A

		A-531B	Upper Bowl Seating and Railing Area B

		A-531C	Upper Bowl Seating and Railing Area C

		A-531D	Upper Bowl Seating and Railing Area D

		A-531E	Upper Bowl Seating and Railing Area E

		A-531G	Upper Bowl Seating and Railing Area G

		A-531H	Upper Bowl Seating and Railing Area H

		A-531J	Upper Bowl Seating and Railing Area J

		A-531K	Upper Bowl Seating and Railing Area K

		A-531L	Upper Bowl Seating and Railing Area L

		A-541	Stadia Seating Sections

		A-541.1	Lower Bowl Stadia Profile

		A-542	Railing

		A-542.1	Stadia Details Railing Details

		A-543	Lower Bowl Vomitory

		A-543.1	Lower Bowl Intermediate Stair

		A-543.2	Middle Bowl Vomitory

Monday, December 17, 2012	Page 19 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		A-543.3	Middle Bowl Barrier Free Platform

		A-543.4	Middle Bowl Vomitory At Barrier Free Platform

		A-544	Upper Bowl Vomitory

		A-544.1	Upper Bowl Vomitory

		A-544.2	Upper Bowl Vomitory

		A-601	Partition Types & Schedule

		A-602	Partition Details

		A-605	Door & Frame Types Door Details

		A-611	Door Schedule

		A-612	Door Schedule

		A-613	Door Schedule

		A-614	Door Schedule

		A-615	Door Schedule

		A-616	Door Schedule

		A-617	Door Schedule

		A-618	Door Schedule

		A-619	Door Schedule

		A-620	Door Schedule

		A-621	Door Schedule

		A-622	Door Schedule

		A-631	Room Finish Schedule

		A-632	Room Finish Schedule

		A-633	Room Finish Schedule

		A-634	Room Finish Schedule

		A-635	Room Finish Schedule

		A-636	Room Finish Schedule

		A-637	Room Finish Schedule

		A-638	Room Finish Schedule

		A-730C	Hospitality Level 03 - Area C Reflected Ceiling Plan

		A-730D	Hospitality Level 03 - Area D Reflected Ceiling Plan

		A-730E	Hospitality Level 03 - Area E Reflected Ceiling Plan

		A-730F	Hospitality Level 03 - Area F Reflected Ceiling Plan

		A-730G	Hospitality Level 03 - Area G Reflected Ceiling Plan

		A-730H	Hospitality Level 03 - Area H Reflected Ceiling Plan

		A-750F	RCP Upper Concourse 05 - Area F (Tower 1 RCP)

		A-760	RCP Tower 2 - Level 06 & Tower 3 - Level 07

Monday, December 17, 2012	Page 20 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

(345 detail records)

Fire Protection

		FP-001	Fire Protection Legend and Notes

		FP-110	Service Level 01 & Main Level 02 Fire Protection Plans

		FP-130	Hospitality Level 03 & Middle Concourse Level 04 Fire Protection Plans

		FP-150	Upper Concourse Level 05 & Tower 2 Level 06 Fire Protection Plans

		FP-170	Tower 3 Level 07 & Level 08 Tower 4 Roof Deck Fire Protection Plans

		FP-501	Fire Protection Riser Diagram

		FP-701	Fire Protection Details

(7 detail records)

Plumbing

		P-001	Plumbing Legend and Notes

		P-002	Plumbing Schedules

		P-003	Plumbing Schedules

		P-100A	Underground - Area A Plumbing Plan

		P-100B	Underground - Area B Plumbing Plan

		P-100C	Underground - Area C Plumbing Plan

		P-100D	Underground - Area D Plumbing Plan

		P-100E	Underground - Area E Plumbing Plan

		P-100F	Underground - Area F Plumbing Plan

		P-100G	Underground - Area G Plumbing Plan

		P-100H	Underground - Area H Plumbing Plan

		P-100J	Underground - Area J Plumbing Plan

		P-100K	Underground - Area K Plumbing Plan

		P-100L	Underground - Area L Plumbing Plan

		P-100M	Underground - Area M Plumbing Plan

		P-110.5A	Service Level 01 - Area A Roof Plumbing Plan

		P-110.5B	Service Level 01 - Area B Roof Plumbing Plan

		P-110.5C	Service Level 01 - Area C Roof Plumbing Plan

		P-110.5D	Service Level 01 - Area D Roof Plumbing Plan

		P-110.5E	Service Level 01 - Area E Roof Plumbing Plan

		P-110.5F	Service Level 01 - Area F Roof Plumbing Plan

		P-110.5G	Service Level 01 - Area G Roof Plumbing Plan

		P-110.5H	Service Level 01 - Area H Roof Plumbing Plan

Monday, December 17, 2012	Page 21 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		P-110.5J	Service Level 01 - Area J Roof Plumbing Plan

		P-110.5K	Service Level 01 - Area K Roof Plumbing Plan

		P-110.5L	Service Level 01 - Area L Roof Plumbing Plan

		P-110.5M	Service Level 01 - Area Mroof Plumbing Plan

		P-110A	Service Level 01 - Area A Plumbing Plan

		P-110B	Service Level 01 - Area B Plumbing Plan

		P-110C	Service Level 01 - Area C Plumbing Plan

		P-110D	Service Level 01 - Area D Plumbing Plan

		P-110E	Service Level 01 - Area E Plumbing Plan

		P-110F	Service Level 01 - Area F Plumbing Plan

		P-110G	Service Level 01 - Area G Plumbing Plan

		P-110H	Service Level 01 - Area H Plumbing Plan

		P-110J	Service Level 01 - Area J Plumbing Plan

		P-110K	Service Level 01 - Area K Plumbing Plan

		P-110L	Service Level 01 - Area L Plumbing Plan

		P-110M	Service Level 01 - Area M Plumbing Plan

		P-120.5A	Main Level 02 - Area A Roof Plumbing Plan

		P-120.5B	Main Level 02 - Area B Roof Plumbing Plan

		P-120.5C	Main Level 02 - Area C Roof Plumbing Plan

		P-120.5D	Main Level 02 - Area D Roof Plumbing Plan

		P-120.5E	Main Level 02 - Area E Roof Plumbing Plan

		P-120.5F	Main Level 02 - Area F Roof Plumbing Plan

		P-120.5G	Main Level 02 - Area G Roof Plumbing Plan

		P-120.5H	Main Level 02 - Area H Roof Plumbing Plan

		P-120.5J	Main Level 02 - Area J Roof Plumbing Plan

		P-120.5K	Main Level 02 - Area K Roof Plumbing Plan

		P-120.5L	Main Level 02 - Area L Roof Plumbing Plan

		P-120.5M	Main Level 02 - Area M Roof Plumbing Plan

		P-120A	Main Level 02 - Area A Plumbing Plan

		P-120B	Main Level 02 - Area B Plumbing Plan

		P-120C	Main Level 02 - Area C Plumbing Plan

		P-120D	Main Level 02 - Area D Plumbing Plan

		P-120E	Main Level 02 - Area E Plumbing Plan

		P-120F	Main Level 02 - Area F Plumbing Plan

		P-120G	Main Level 02 - Area G Plumbing Plan

		P-120H	Main Level 02 - Area H Plumbing Plan

Monday, December 17, 2012	Page 22 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		P-120J	Main Level 02 - Area J Plumbing Plan

		P-120K	Main Level 02 - Area K Plumbing Plan

		P-120L	Main Level 02 - Area L Plumbing Plan

		P-120M	Main Level 02 - Area M Plumbing Plan

		P-130A	Hospitality Level 03 - Area A Plumbing Plan

		P-130B	Hospitality Level 03 - Area B Plumbing Plan

		P-130C	Hospitality Level 03 - Area C Plumbing Plan

		P-130D	Hospitality Level 03 - Area D Plumbing Plan

		P-130E	Hospitality Level 03 - Area E Plumbing Plan

		P-130F	Hospitality Level 03 - Area F Plumbing Plan

		P-130G	Hospitality Level 03 - Area G Plumbing Plan

		P-130H	Hospitality Level 03 - Area H Plumbing Plan

		P-130J	Hospitality Level 03 - Area J Plumbing Plan

		P-140.5A	Middle Concourse 04 - Area A Roof Plumbing Plan

		P-140.5B	Middle Concourse 04 - Area B Roof Plumbing Plan

		P-140.5C	Middle Concourse 04 - Area C Roof Plumbing Plan

		P-140.5D	Middle Concourse 04 - Area D Roof Plumbing Plan

		P-140.5E	Middle Concourse 04 - Area E Roof Plumbing Plan

		P-140.5F	Middle Concourse 04 - Area F Roof Plumbing Plan

		P-140.5G	Middle Concourse 04 - Area G Roof Plumbing Plan

		P-140.5H	Middle Concourse 04 - Area H Roof Plumbing Plan

		P-140.5J	Middle Concourse 04 - Area J Roof Plumbing Plan

		P-140.5K	Middle Concourse 04 - Area K Roof Plumbing Plan

		P-140.5L	Middle Concourse 04 - Area L Roof Plumbing Plan

		P-140.5M	Middle Concourse 04 - Area M Roof Plumbing Plan

		P-140A	Middle Concourse 04 - Area A Plumbing Plan

		P-140B	Middle Concourse 04 - Area B Plumbing Plan

		P-140C	Middle Concourse 04 - Area C Plumbing Plan

		P-140D	Middle Concourse 04 - Area D Plumbing Plan

		P-140E	Middle Concourse 04 - Area E Plumbing Plan

		P-140F	Middle Concourse 04 - Area F Plumbing Plan

		P-140G	Middle Concourse 04 - Area G Plumbing Plan

		P-140H	Middle Concourse 04 - Area H Plumbing Plan

		P-140J	Middle Concourse 04 - Area J Plumbing Plan

		P-140K	Middle Concourse 04 - Area K Plumbing Plan

		P-140L	Middle Concourse 04 - Area L Plumbing Plan

Monday, December 17, 2012	Page 23 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		P-140M	Middle Concourse 04 - Area M Plumbing Plan

		P-150.5A	Upper Concourse 05 - Area A Roof Plumbing Plan

		P-150.5B	Upper Concourse 05 - Area B Roof Plumbing Plan

		P-150.5C	Upper Concourse 05 - Area C Roof Plumbing Plan

		P-150.5D	Upper Concourse 05 - Area D Roof Plumbing Plan

		P-150.5E	Upper Concourse 05 - Area E Roof Plumbing Plan

		P-150.5F	Upper Concourse 05 - Area F Roof Plumbing Plan

		P-150.5G	Upper Concourse 05 - Area G Roof Plumbing Plan

		P-150.5H	Upper Concourse 05 - Area H Roof Plumbing Plan

		P-150.5J	Upper Concourse 05 - Area J Roof Plumbing Plan

		P-150.5K	Upper Concourse 05 - Area K Roof Plumbing Plan

		P-150.5L	Upper Concourse 05 - Area L Roof Plumbing Plan

		P-150.5M	Upper Concourse 05 - Area M Roof Plumbing Plan

		P-150A	Upper Concourse 05 - Area A Plumbing Plan

		P-150B	Upper Concourse 05 - Area B Plumbing Plan

		P-150C	Upper Concourse 05 - Area C Plumbing Plan

		P-150D	Upper Concourse 05 - Area D Plumbing Plan

		P-150E	Upper Concourse 05 - Area E Plumbing Plan

		P-150F	Upper Concourse 05 - Area F Plumbing Plan

		P-150G	Upper Concourse 05 - Area G Plumbing Plan

		P-150H	Upper Concourse 05 - Area H Plumbing Plan

		P-150J	Upper Concourse 05 - Area J Plumbing Plan

		P-150K	Upper Concourse 05 - Area K Plumbing Plan

		P-150L	Upper Concourse 05 - Area L Plumbing Plan

		P-150M	Upper Concourse 05 - Area M Plumbing Plan

		P-160F	Tower 2 - Level 06 and Tower 3 - Level 07 Plumbing Plan

		P-180F	Tower 4 - Level 08 Plumbing Plan

		P-301	Plumbing Sections

		P-302	Plumbing Sections

		P-4.101	Service Level 01 Plumbing Enlarged Plans

		P-4.102	Service Level 01 Plumbing Enlarged Plans

		P-4.103	Service Level 01 Plumbing Enlarged Plans

		P-4.104	Service Level 01 Plumbing Enlarged Plans

		P-4.201	Main Level 02 Plumbing Enlarged Plans

		P-4.202	Main Level 02 Plumbing Enlarged Plans

		P-4.203	Main Level 02 Plumbing Enlarged Plans

Monday, December 17, 2012	Page 24 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		P-4.204	Main Level 02 Plumbing Enlarged Plans

		P-4.205	Main Level 02 Plumbing Enlarged Plans

		P-4.206	Main Level 02 Plumbing Enlarged Plans

		P-4.207	Main Level 02 Plumbing Enlarged Plans

		P-4.208	Main Level 02 Plumbing Enlarged Plans

		P-4.209	Main Level 02 Plumbing Enlarged Plans

		P-4.210	Main Level 02 Plumbing Enlarged Plans

		P-4.211	Main Level 02 Plumbing Enlarged Plans

		P-4.212	Main Level 02 Plumbing Enlarged Plans

		P-4.301	Hospitality Level 03 Plumbing Enlarged Plans

		P-4.302	Hospitality Level 03 Plumbing Enlarged Plans

		P-4.401	Middle Concourse Level 04 Plumbing Enlarged Plans

		P-4.402	Middle Concourse Level 04 Plumbing Enlarged Plans

		P-4.403	Middle Concourse Level 04 Plumbing Enlarged Plans

		P-4.404	Middle Concourse Level 04 Plumbing Enlarged Plans

		P-4.405	Middle Concourse Level 04 Plumbing Enlarged Plans

		P-4.406	Middle Concourse Level 04 Plumbing Enlarged Plans

		P-4.407	Middle Concourse Level 04 Plumbing Enlarged Plans

		P-4.408	Middle Concourse Level 04 Plumbing Enlarged Plans

		P-4.409	Middle Concourse Level 04 Plumbing Enlarged Plans

		P-4.410	Middle Concourse Level 04 Plumbing Enlarged Plans

		P-4.411	Middle Concourse Level 04 Plumbing Enlarged Plans

		P-4.412	Middle Concourse Level 04 Plumbing Enlarged Plans

		P-4.413	Middle Concourse Level 04 Plumbing Enlarged Plans

		P-4.501	Upper Concourse Level 05 Plumbing Enlarged Plans

		P-4.502	Upper Concourse Level 05 Plumbing Enlarged Plans

		P-4.503	Upper Concourse Level 05 Plumbing Enlarged Plans

		P-4.504	Upper Concourse Level 05 Plumbing Enlarged Plans

		P-4.505	Upper Concourse Level 05 Plumbing Enlarged Plans

		P-4.601	Tower 2 - Level 06 Plumbing Enlarged Plans

		P-4.602	Tower 2 - Level 06 Plumbing Enlarged Plans

		P-4.701	Tower 3 - Level 07 & Tower 4 Roof Deck Plumbing Enlarged Plans

		P-4.702	Tower 3 - Level 07 & Tower 4 Roof Deck Plumbing Enlarged Plans

		P-501	Domestic Water Riser Overview

		P-502	Domestic Water Riser A - DWBP-03

		P-503	Domestic Water Riser B - DWBP-02

Monday, December 17, 2012	Page 25 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		P-504	Domestic Water Riser C - DWBP-01

		P-505	Natural Gas Riser Diagram

		P-701	Plumbing Details

		P-702	Plumbing Details

		P-703	Plumbing Details

		P-9.1.001	Plumbing Food Service Level 02 Area Mix Plan

		P-9.1.010	Plumbing Food Service Below Floor Area 1

		P-9.1.011	Plumbing Food Service Above Floor Area 1

		P-9.1.012	Plumbing Food Service Area 1 Equipment Schedule

		P-9.1.020	Plumbing Food Service Below Floor Area 2

		P-9.1.021	Plumbing Food Service Above Floor Area 2

		P-9.1.022	Plumbing Food Service Area 2 Equipment Schedule

		P-9.1.030	Plumbing Food Service Below Floor Area 3

		P-9.1.031	Plumbing Food Service Above Floor Area 3

		P-9.1.032	Plumbing Food Service Area 3 Equipment Schedule

		P-9.1.040	Plumbing Food Service Below Floor Area 4

		P-9.1.041	Plumbing Food Service Above Floor Area 4

		P-9.1.042	Plumbing Food Service Area 4 Equipment Schedule

		P-9.2.001	Plumbing Food Service Level 02 Area Mix Plan

		P-9.2.010	Plumbing Food Service Below Floor Area 6, 7, 8

		P-9.2.011	Plumbing Food Service Above Floor Area 6, 7, 8

		P-9.2.012a	Plumbing Food Service Equipment Schedule

		P-9.2.012b	Plumbing Food Service Equipment Schedule

		P-9.2.020	Plumbing Food Service Below Floor Area, 9, 10, 12

		P-9.2.021	Plumbing Food Service Above Floor Area 9, 10, 12

		P-9.2.022a	Plumbing Food Service Equipment Schedule

		P-9.2.022b	Plumbing Food Service Equipment Schedule

		P-9.2.030	Plumbing Food Service Below Floor Area 11

		P-9.2.031	Plumbing Food Service Above Floor Area 11

		P-9.2.032	Plumbing Food Service Equipment Schedule

		P-9.2.010	Plumbing Food Service Below Floor Area 14, 16, 17

		P-9.2.041	Plumbing Food Service Above Floor Area 14, 16, 17

		P-9.2.042a	Plumbing Food Service Equipment Schedule

		P-9.2.042b	Plumbing Food Service Equipment Schedule

		P-9.2.050	Plumbing Food Service Below Floor Area 18, 19

		P-9.2.051	Plumbing Food Service Above Floor Area, 18, 19

Monday, December 17, 2012	Page 26 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		P-9.2.052	Plumbing Food Service Equipment Schedule

		P-9.2.060	Plumbing Food Service Below Floor Area 20, 21, 23

		P-9.2.061	Plumbing Food Service Above Floor Area 20, 21, 23

		P-9.2.062a	Food Service Equipment Schedule

		P-9.2.062b	Food Service Equipment Schedule

		P-9.2.070	Plumbing Food Service Below Floor Area 22

		P-9.2.071	Plumbing Food Service Above Floor Area 22

		P-9.2.072	Plumbing Food Service Equipment Schedule

		P-9.2.080	Plumbing Food Service Below Floor Area 25, 28, 29

		P-9.2.081	Plumbing Food Service Above Floor Area 25, 28, 29

		P-9.2.082a	Plumbing Food Service Equipment Schedule

		P-9.2.082b	Plumbing Food Service Equipment Schedule

		P-9.2.090	Plumbing Food Service Below Floor Area 31, 32, 35

		P-9.2.091	Plumbing Food Service Above Floor Area 31, 32, 35

		P-9.2.092a	Plumbing Food Service Equipment Schedule

		P-9.2.092b	Plumbing Food Service Equipment Schedule

		P-9.3.001	Plumbing Food Service Level 03 Area Mix Plan

		P-9.3.010	Plumbing Food Service Below Floor Area 56, 58

		P.9.3.011	Plumbing Food Service Above Floor Area 56, 58

		P-9.3.012	Plumbing Food Service Area 56, 58 Equipment Schedule

		P-9.3.020	Plumbing Food Service Below Floor Area 59, 60

		P-9.3.021	Plumbing Food Service Above Floor Area 59 & 60

		P-9.3.022	Plumbing Food Service Area 59 Equipment Schedule

		P-9.4.001	Plumbing Food Service Level 04 Area Mix Plan

		P-9.4.010	Plumbing Food Service Below Floor Area 66, 67, 68

		P-9.4.011	Plumbing Food Service Above Floor Area 66, 67, 68

		P-9.4.012a	Plumbing Food Service Equipment Schedule

		P-9.4.012b	Plumbing Food Service Equipment Schedule

		P-9.4.020	Plumbing Food Service Below Floor Area 69, 71, 72

		P-9.4.021	Plumbing Food Service Above Floor Area 69, 71, 72

		P-9.4.022a	Plumbing Food Service Equipment Schedule

		P-9.4.022b	Plumbing Food Service Equipment Schedule

		P-9.4.030	Plumbing Food Service Below Floor Area 73, 74, 75, 76

		P-9.4.031	Plumbing Food Service Above Floor Area 73, 74, 75, 76

		P-9.4.032a	Plumbing Food Service Equipment Schedule

		P-9.4.032b	Plumbing Food Service Equipment Schedule

Monday, December 17, 2012	Page 27 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		P-9.4.040	Plumbing Food Service Below Floor Area 77, 78

		P-9.4.041	Plumbing Food Service Above Floor Area 77, 78

		P-9.4.042a	Plumbing Food Service Equipment Schedule

		P-9.4.042b	Plumbing Food Service Equipment Schedule

		P-9.4.050	Plumbing Food Service Below Floor Area 79

		P-9.4.051	Plumbing Food Service Above Floor Area 79

		P-9.4.052	Plumbing Food Service Equipment Schedule

		P-9.4.060	Plumbing Food Service Below Floor Area 80, 81, 82, 83

		P-9.4.061	Plumbing Food Service Above Floor Area 80, 81, 82, 83

		P-9.4.062a	Food Service Equipment Schedule

		P-9.4.062b	Food Service Equipment Schedule

		P-9.5.001	Plumbing Food Service Level 05 Area Mix Plan

		P-9.5.010	Plumbing Food Service Below Floor Area 111, 112

		P-9.5.011	Plumbing Food Service Above Floor Area 111, 112

		P-9.5.012	Plumbing Food Service Equipment Schedule

		P-9.5.020	Plumbing Food Service Below Floor Area 113, 114

		P-9.5.021	Plumbing Food Service Above Floor Area 113, 114

		P-9.5.022a	Plumbing Food Service Equipment Schedule

		P-9.5.022b	Plumbing Food Service Equipment Schedule

		P-9.5.030	Plumbing Food Service Below Floor Area 115

		P-9.5.031	Plumbing Food Service Above Floor Area 115

		P-9.5.032	Plumbing Food Service Equipment Schedule

		P-9.5.040	Plumbing Food Service Below Floor Area 125, 126, 127

		P-9.5.041	Plumbing Food Service Above Floor Area 125, 126, 127

		P-9.5.042	Plumbing Food Service Equipment Schedule

		P-9.6.001	Plumbing Food Service Level 06 Area Mix Plan

		P-9.6.010	Plumbing Food Service Below Floor Area 150

		P-9.6.011	Plumbing Food Service Above Floor Area 150

		P-9.6.012	Plumbing Food Service Equipment Schedule

		P-9.7.001	Plumbing Food Service Level 07 Area Mix Plan

		P-9.7.010	Plumbing Food Service Below Floor Area 151

		P-9.7.011	Plumbing Food Service Above Floor Area 151

		P-9.7.012	Plumbing Food Service Equipment Schedule

(272 detail records)

Monday, December 17, 2012	Page 28 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

Mechanical

		M-001	Mechanical Notes and Legend

		M-002	Mechanical Schedules

		M-003	Mechanical Schedules

		M-004	Mechanical Schedules

		M-005	Mechanical Schedules

		M-006	Mechanical Schedules

		M-007	Mechanical Schedules

		M-008	Mechanical Schedules

		M-009	Mechanical Schedules

		M-010	Mechanical Schedules

		M-011	Mechanical Schedules

		M-012	Mechanical Schedules

		M-013	Mechanical Schedules

		M-110A	Service Level 01 - Area A Mechanical Plan

		M-110B	Service Level 01 - Area B Mechanical Plan

		M-110D	Service Level 01 - Area D Mechanical Plan

		M-110E	Service Level 01 - Area E Mechanical Plan

		M-110F	Service Level 01 - Area F Mechanical Plan

		M-110G	Service Level 01 - Area G Mechanical Plan

		M-110H	Service Level 01 - Area H Mechanical Plan

		M-110K	Service Level 01 - Area K Mechanical Plan

		M-110M	Service Level 01 - Area M Mechanical Plan

		M-115B	Service Level 01 - Area B Roof Mechanical Plan

		M-115D	Service Level 01 - Area D Roof Mechanical Plan

		M-115E	Service Level 01 - Area E Roof Mechanical Plan

		M-115F	Service Level 01 - Area F Roof Mechanical Plan

		M-115G	Service Level 01 - Area G Roof Mechanical Plan

		M-115H	Service Level 01 - Area H Roof Mechanical Plan

		M-115K	Service Level 01 - Area K Roof Mechanical Plan

		M-120A	Main Level 02 - Area A Mechanical Plan

		M-120B	Main Level 02 - Area B Mechanical Plan

		M-120C	Main Level 02 - Area C Mechanical Plan

		M-120D	Main Level 02 - Area D Mechanical Plan

		M-120E	Main Level 02 - Area E Mechanical Plan

		M-120F	Main Level 02 - Area F Mechanical Plan

		M-120G	Main Level 02 - Area G Mechanical Plan

Monday, December 17, 2012	Page 29 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		M-120H	Main Level 02 - Area H Mechanical Plan

		M-120J	Main Level 02 - Area J Mechanical Plan

		M-120K	Main Level 02 - Area K Mechanical Plan

		M-120L	Main Level 02 - Area L Mechanical Plan

		M-120M	Main Level 02 - Area M Mechanical Plan

		M-125A	Main Level 02 - Area A Roof Mechanical Plan

		M-125B	Main Level 02 - Area B Roof Mechanical Plan

		M-125C	Main Level 02 - Area C Roof Mechanical Plan

		M-125D	Main Level 02 - Area D Roof Mechanical Plan

		M-125E	Main Level 02 - Area E Roof Mechanical Plan

		M-125F	Main Level 02 - Area F Roof Mechanical Plan

		M-125G	Main Level 02 - Area G Roof Mechanical Plan

		M-125H	Main Level 02 - Area H Roof Mechanical Plan

		M-125J	Main Level 02 - Area J Roof Mechanical Plan

		M-125K	Main Level 02 - Area K Roof Mechanical Plan

		M-125L	Main Level 02 - Area L Roof Mechanical Plan

		M-125M	Main Level 02 - Area M Roof Mechanical Plan

		M-130C	Hospitality 03 - Area C Mechanical Plan

		M-130D	Hospitality 03 - Area D Mechanical Plan

		M-130E	Hospitality 03 - Area E Mechanical Plan

		M-130F	Hospitality 03 - Area F Mechanical Plan

		M-130G	Hospitality 03 - Area G Mechanical Plan

		M-130H	Hospitality 03 - Area H Mechanical Plan

		M-140A	Middle Concourse 04 - Area A Mechanical Plan

		M-140B	Middle Concourse 04 - Area B Mechanical Plan

		M-140C	Middle Concourse 04 - Area C Mechanical Plan

		M-140D	Middle Concourse 04 - Area D Mechanical Plan

		M-140E	Middle Concourse 04 - Area E Mechanical Plan

		M-140F	Middle Concourse 04 - Area F Mechanical Plan

		M-140G	Middle Concourse 04 - Area G Mechanical Plan

		M-140H	Middle Concourse 04 - Area H Mechanical Plan

		M-140J	Middle Concourse 04 - Area J Mechanical Plan

		M-140K	Middle Concourse 04 - Area K Mechanical Plan

		M-140L	Middle Concourse 04 - Area L Mechanical Plan

		M-140M	Middle Concourse 04 - Area M Mechanical Plan

		M-145A	Middle Concourse 04 - Area A Roof Mechanical Plan

Monday, December 17, 2012	Page 30 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		M-145B	Middle Concourse 04 - Area B Roof Mechanical Plan

		M-145C	Middle Concourse 04 - Area C Roof Mechanical Plan

		M-145D	Middle Concourse 04 - Area D Roof Mechanical Plan

		M-145E	Middle Concourse 04 - Area E Roof Mechanical Plan

		M-145F	Middle Concourse 04 - Area F Roof Mechanical Plan

		M-145G	Middle Concourse 04 - Area G Roof Mechanical Plan

		M-145H	Middle Concourse 04 - Area H Roof Mechanical Plan

		M-145J	Middle Concourse 04 - Area J Roof Mechanical Plan

		M-145K	Middle Concourse 04 - Area K Roof Mechanical Plan

		M-145L	Middle Concourse 04 - Area L Roof Mechanical Plan

		M-145M	Middle Concourse 04 - Area M Roof Mechanical Plan

		M-150B	Upper Concourse 05 - Area B Mechanical Plan

		M-150D	Upper Concourse 05 - Area D Mechanical Plan

		M-150E	Upper Concourse 05 - Area E Mechanical Plan

		M-150F	Upper Concourse 05 - Area F Mechanical Plan

		M-150G	Upper Concourse 05 - Area G Mechanical Plan

		M-150H	Upper Concourse 05 - Area H Mechanical Plan

		M-150K	Upper Concourse 05 - Area K Mechanical Plan

		M-155B	Upper Concourse 06 - Area B Roof Mechanical Plan

		M-155D	Upper Concourse 06 - Area D Roof Mechanical Plan

		M-155E	Upper Concourse 06 - Area E Roof Mechanical Plan

		M-155G	Upper Concourse 06 - Area G Roof Mechanical Plan

		M-155H	Upper Concourse 06 - Area H Roof Mechanical Plan

		M-155K	Upper Concourse 06 - Area K Roof Mechanical Plan

		M-160F	Tower 2 - Level 06 and Tower 3 - Level 07 Mechanical Plan

		M-180F	Tower 4 Roof Level - Area F Mechanical Plan

		M-210F	Service Level 01 - Area F Mechanical Piping Plan

		M-210G	Service Level 01 - Area G Mechanical Piping Plan

		M-220F	Main Level 02 - Area F Mechanical Piping Plan

		M-230F	Hospitality 03 - Area F Mechanical Piping Plan

		M-240F	Middle Concourse 04 - Area F Mechanical Piping Plan

		M-250F	Upper Concourse 05 - Area F Mechanical Piping Plan

		M-260F	Tower 2 - Level 06 and Tower 3 - Level 07 Mechanical Piping Plan

		M-280F	Tower 4 - Level 08 - Area F Mechanical Piping Plan

		M-301	Mechanical Controls Diagrams

		M-302	Mechanical Controls Diagrams

Monday, December 17, 2012	Page 31 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		M-303	Mechanical Controls Diagrams

		M-304	Mechanical Enlarged Plans

		M-305	Mechanical Enlarged Plans

		M-401	Mechanical Riser Diagrams

		M-402	Mechanical Riser Diagrams

		M-501	Mechanical Details

		M-502	Mechanical Details

		M-503	Mechanical Details

		M-601	Mechanical Details

		M-602	Mechanical Details

		M-603	Mechanical Details

(119 detail records)

Electrical

		E-000	Electrical Legend

		E-001	Speedway Overall Demolition Plan

		E-002	Speedway Overall Electrical Plan

		E-003	Grandstand Overall Electrical Plan

		E-004	Fire Alarm Riser Diagram

		E-010	Service A, B Electrical One-Line Diagram

		E-011	Service C Electrical One-Line Diagram

		E-012	Service D, E Electrical One-Line Diagram

		E-013	Service F (Tower) Electrical One-Line Diagram

		E-014	Service G, H Electrical One-Line Diagram

		E-015	Service J Electrical One-Line Diagram

		E-016	Service K, L Electrical One-Line Diagram

		E-020	Service A, B, C Generator Electrical One-Line Diagram

		E-021	Service D, E, F Generator Electrical One-Line Diagram

		E-022	Service F (Tower) Generator Electrical One-Line Diagram

		E-023	Service G, H Generator Electrical One-Line Diagram

		E-024	Service J, K, L Generator Electrical One Line Diagram

		E-025	Electrical Equipment Schedules

		E-110A	Sevice Level 01 - Area A Electrical Plan

		E-110B	Service Level 01 - Area B Electrical Plan

		E-110C	Service Level 01 - Area C Electrical Plan

		E-110D	Service Level 01 - Area D Electrical Plan

Monday, December 17, 2012	Page 32 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		E-110E	Service Level 01 - Area E Electrical Plan

		E-110F	Service Level 01 - Area F Electrical Plan

		E-110G	Service Level 01 - Area G Electrical Plan

		E-110H	Service Level 01 - Area H Electrical Plan

		E-110J	Service Level 01 - Area J Electrical Plan

		E-110K	Service Level 01 - Area K Electrical Plan

		E-110L	Service Level 01 - Area L Electrical Plan

		E-110M	Service Level 01 - Area M Electrical Plan

		E-115F	VIP Bridge 01 - Area F Electrical Plan

		E-120A	Main Level 02 - Area A Electrical Plan

		E-120B	Main Level 02 - Area B Electrical Plan

		E-120C	Main Level 02 - Area C Electrical Plan

		E-120D	Main Level 02 - Area D Electrical Plan

		E-120E	Main Level 02 - Area E Electrical Plan

		E-120F	Main Level 02 - Area F Electrical Plan

		E-120G	Main Level 02 - Area G Electrical Plan

		E-120H	Main Level 02 - Area H Electrical Plan

		E-120J	Main Level 02 - Area J Electrical Plan

		E-120K	Main Level 02 - Area K Electrical Plan

		E-120L	Main Level 02 - Area L Electrical Plan

		E-120M	Main Level 02 - Area M Electrical Plan

		E-130C	Hospitality 03 - Area C Electrical Plan

		E-130D	Hospitality 03 - Area D Electrical Plan

		E-130E	Hospitality 03 - Area E Electrical Plan

		E-130F	Hospitality 03 - Area F Electrical Plan

		E-130G	Hospitality 03 - Area G Electrical Plan

		E-130H	Hospitality 03 - Area H Electrical Plan

		E-140A	Middle Concourse 04 - Area A Electrical Plan

		E-140B	Middle Concourse 04 - Area B Electrical Plan

		E-140C	Middle Concourse 04 - Area C Electrical Plan

		E-140D	Middle Concourse 04 - Area D Electrical Plan

		E-140E	Middle Concourse 04 - Area E Electrical Plan

		E-140F	Middle Concourse 04 - Area F Electrical Plan

		E-140G	Middle Concourse 04 - Area G Electrical Plan

		E-140H	Middle Concourse 04 - Area H Electrical Plan

		E-140J	Middle Concourse 04 - Area J Electrical Plan

Monday, December 17, 2012	Page 33 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		E-140K	Middle Concourse 04 - Area K Electrical Plan

		E-140L	Middle Concourse 04 - Area L Electrical Plan

		E-140M	Middle Concourse 04 - Area M Electrical Plan

		E-150.1A	Upper Bowl - Area A Electrical Plan

		E-150.1B	Upper Bowl - Area B Electrical Plan

		E-150.1C	Upper Bowl - Area C Electrical Plan

		E-150.1D	Upper Bowl - Area D Electrical Plan

		E-150.1E	Upper Bowl - Area E Electrical Plan

		E-150.1F	Upper Bowl - Area F Electrical Plan

		E-150.1G	Upper Bowl - Area G Electrical Plan

		E-150.1H	Upper Bowl - Area H Electrical Plan

		E-150.1J	Upper Bowl - Area J Electrical Plan

		E-150.1K	Upper Bowl - Area K Electrical Plan

		E-150.1L	Upper Bowl - Area L Electrical Plan

		E-150.1M	Upper Bowl - Area M Electrical Plan

		E-150A	Upper Concourse 05 - Area A Electrical Plan

		E-150B	Upper Concourse 05 - Area B Electrical Plan

		E-150C	Upper Concourse 05 - Area C Electrical Plan

		E-150D	Upper Concourse 05 - Area D Electrical Plan

		E-150E	Upper Concourse 05 - Area E Electrical Plan

		E-150F	Upper Concourse 05 - Area F Electrical Plan

		E-150G	Upper Concourse 05 - Area G Electrical Plan

		E-150H	Upper Concourse 05 - Area H Electrical Plan

		E-150J	Upper Concourse 05 - Area J Electrical Plan

		E-150K	Upper Concourse 05 - Area K Electrical Plan

		E-150L	Upper Concourse 05 - Area L Electrical Plan

		E-150M	Upper Concourse 05 - Area M Electrical Plan

		E-160F	Tower 2 - Level 06 Electrical Plan

		E-170F	Tower 3 - Level 07 Electrical Plan

		E-180F	Tower 4 - Level 08 Electrical Plan

		E-301	Enlarged IT Rooms

		E-302	Enlarged Typical Chalets and Suites

		E-401	Electrical Enlarged Plans

		E-402	Electrical Enlarged Plans

		E-403	Electrical Enlarged Plans

		E-404	Electrical Enlarged Plans

Monday, December 17, 2012	Page 34 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		E-405	Electrical Enlarged Plans

		E-406	Electrical Enlarged Plans

		E-501	Electrical Details

		E-502	Electrical Details

		E-503	Electrical Details

		E-504	Electrical Details

		E-9.1.011	Food Service Area 1 Electrical Plan

		E-9.1.012	Food Service Area 1 Electrical Schedule

		E-9.1.021	Food Service Area 2 Electrical Plan

		E-9.1.022	Food Service Area 2 Electrical Schedule

		E-9.1.031	Food Service Area 3 Electrical Plan

		E-9.1.032	Food Service Area 3 Electrical Schedule

		E-9.1.041	Food Service Area 4 Electrical Plan

		E-9.1.042	Food Service Area 4 Electrical Schedule

		E-9.2.011	Food Service Area 6,7,8 Electrical Plan

		E-9.2.012	Food Service Area 6,7,8 Electrical Schedule

		E-9.2.021	Food Service Area 9,10,12 Electrical Plan

		E-9.2.022	Food Service Area 9,10,12 Electrical Schedule

		E-9.2.031	Food Service Area 11 Electrical Plan

		E-9.2.032	Food Service Area 11 Electrical Schedule

		E-9.2.041	Food Service Area 14,16,17 Electrical Plan

		E-9.2.042	Food Service Area 14,16,17 Electrical Schedule

		E-9.2.051	Food Service Area 18,19 Electrical Plan

		E-9.2.052	Food Service Area 18,19 Electrical Schedules

		E-9.2.061	Food Service Area 20,21,23 Electrical Plan

		E-9.2.062	Food Service Area 20,21,23 Electrical Schedules

		E-9.2.071	Food Service Area 22 Electrical Plan

		E-9.2.072	Food Service Area 22 Electrical Schedule

		E-9.2.081	Food Service Area 25,28,29 Electrical Plan

		E-9.2.082	Food Service Area 25,28,29 Electrical Schedule

		E-9.3.011	Food Service Area 56,58 Electrical Plan

		E-9.3.012	Food Service Area 56,58 Electrical Schedule

		E-9.3.021	Food Service Area 59 Electrical Plan

		E-9.3.022	Food Service Area 59 Electrical Schedule

		E-9.4.011	Food Service Area 66,67,68 Electrical Plan

		E-9.4.012	Food Service Area 66,67,68 Electrical Schedule

Monday, December 17, 2012	Page 35 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		E-9.4.021	Food Service Area 69,71,72 Electrical Plan

		E-9.4.022	Food Service Area 69,71,72 Electrical Schedule

		E-9.4.031	Food Service Area 73,74,75,76 Electrical Plan

		E-9.4.041	Food Service Area 77,78 Electrical Plan

		E-9.4.051	Food Service Area 78 Electrical Plan

		E-9.4.061	Food Service Area 80,81,82,83 Electrical Plan

		E-9.5.011	Food Service Area 125.126.127 Electrical Plan

		E-9.5.012	Food Service Area 125,126,127 Electrical Schedule

(138 detail records)

Electrical Lighting

		EL-001	Lighting Fixture Schedules

		EL-002	Lighting Fixture Schedules

		EL-003	Speedway Sports Lighting Plan

		EL-110A	Service Level 01 - Area A Lighting Plan

		EL-110B	Service Level 01 - Area B Lighting Plan

		EL-110C	Service Level 01 - Area C Lighting Plan

		EL-110D	Service Level 01 - Area D Lighting Plan

		EL-110E	Service Level 01 - Area E Lighting Plan

		EL-110F	Service Level 01 - Area F Lighting Plan

		EL-110G	Service Level 01 - Area G Lighting Plan

		EL-110H	Service Level 01 - Area H Lighting Plan

		EL-110J	Service Level 01 - Area J Lighting Plan

		EL-110K	Service Level 01 - Area K Lighting Plan

		EL-110L	Service Level 01 - Area L Lighting Plan

		EL-110M	Service Level 01 - Area M Lighting Plan

		EL-115F	VIP Bridge 01

		EL-120A	Main Level 02 - Area A Lighting Plan

		EL-120B	Main Level 02 - Area B Lighting Plan

		EL-120C	Main Level 02 - Area C Lighting Plan

		EL-120D	Main Level 02 - Area D Lighting Plan

		EL-120E	Main Level 02 - Area E Lighting Plan

		EL-120F	Main Level 02 - Area F Lighting Plan

		EL-120G	Main Level 02 - Area G Lighting Plan

		EL-120H	Main Level 02 - Area H Lighting Plan

		EL-120J	Main Level 02 - Area J Lighting Plan

Monday, December 17, 2012	Page 36 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		EL-120K	Main Level 02 - Area K Lighting Plan

		EL-120L	Main Level 02 - Area L Lighting Plan

		EL-120M	Main Level 02 - Area M Lighting Plan

		EL-130C	Hospitality Level 03 - Area C Lighting Plan

		EL-130D	Hospitality Level 03 - Area D Lighting Plan

		EL-130E	Hospitality Level 03 - Area E Lighting Plan

		EL-130F	Hospitality Level 03 - Area F Lighting Plan

		EL-130G	Hospitality Level 03 - Area G Lighting Plan

		EL-130H	Hospitality Level 03 - Area H Lighting Plan

		EL-140A	Middle Concourse 04 - Area A Lighting Plan

		EL-140B	Middle Concourse 04 - Area B Lighting Plan

		EL-140C	Middle Concourse 04 - Area C Lighting Plan

		EL-140D	Middle Concourse 04 - Area D Lighting Plan

		EL-140E	Middle Concourse 04 - Area E Lighting Plan

		EL-140F	Middle Concourse 04 - Area F Lighting Plan

		EL-140G	Middle Concourse 04 - Area G Lighting Plan

		EL-140H	Middle Concourse 04 - Area H Lighting Plan

		EL-140J	Middle Concourse 04 - Area J Lighting Plan

		EL-140K	Middle Concourse 04 - Area K Lighting Plan

		EL-140L	Middle Concourse 04 - Area L Lighting Plan

		EL-140M	Middle Concourse 04 - Area M Lighting Plan

		EL-150A	Upper Concourse 05 - Area A Lighting Plan

		EL-150B	Upper Concourse 05 - Area B Lighting Plan

		EL-150C	Upper Concourse 05 - Area C Lighting Plan

		EL-150D	Upper Concourse 05 - Area D Lighting Plan

		EL-150E	Upper Concourse 05 - Area E Lighting Plan

		EL-150F	Upper Concourse 05 - Area F Lighting Plan

		EL-150G	Upper Concourse 05 - Area G Lighting Plan

		EL-150H	Upper Concourse 05 - Area H Lighting Plan

		EL-150J	Upper Concourse 05 - Area J Lighting Plan

		EL-150K	Upper Concourse 05 - Area K Lighting Plan

		EL-150L	Upper Concourse 05 - Area L Lighting Plan

		EL-150M	Upper Concourse 05 - Area M Lighting Plan

		EL-160F	Tower Level 6 Lighting Plan

		EL-170F	Tower Level 7 Lighting Plan

		EL-180F	Tower Level 8 Lighting Plan

Monday, December 17, 2012	Page 37 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		EL-201	North Elevation Area A Facade Lighting

		EL-202	North Elevation Area B Facade Lighting

		EL-203	North Elevation Area C Facade Lighting

		EL-204	North Elevation Area D Facade Lighting

		EL-205	North Elevation Area E Facade Lighting

		EL-206	North Elevation Area F Facade Lighting

		EL-207	North Elevation Area G Facade Lighting

		EL-208	North Elevation Area H Facade Lighting

		EL-209	North Elevation Area J Facade Lighting

		EL-210	North Elevation Area K Facade Lighting

		EL-211	North Elevation Area L Facade Lighting

		EL-212	North Elevation Area M Facade Lighting

		EL-301	Building Lighting Sections

		EL-302	Building Lighting Sections

		EL-303	Building Lighting Sections

		EL-401	Enlarged View - Injector 2 Lighting

		EL-402	Enlarged View - Injector 3 Lighting

		EL-450	Enlarged View - Hospitality 03 Typical Chalet Lighting

		EL-460	Enlarged View - Level 05, 06 Typical Suites Lighting

		EL-461	Enlarged View - Level 07 Typical Suites Lighting

		EL-470	Enlarged View - Councourse Bar Lighting

		EL-471	Elarged View - Typical Portable Merchandise Lighting

		EL-501	Stair Tower Lighting - TYPE I AND II

		EL-502	Stair Tower Lighting - TYPE III

		EL-503	Stair Tower Lighting - TYPE IV

		EL-504	Stair Tower Lighting - TYPE V

		EL-505	Stair Tower Lighting - TYPE VI

		EL-506	Stair Lighting - Plan & Section Suite Tower

		EL-550	Escalator Lighting - Injector 1

		EL-551	Escalator Lighting - Injector 2

		EL-552	Escalator Lighting - Injector 3

		EL-553	Escalator Lighting - Injector 4

(93 detail records)

Low Voltage

		LV-000	General Notes & Legend

Monday, December 17, 2012	Page 38 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		LV-000A	Wiring Details

		LV-110A	Service Level 01 - Area A

		LV-110B	Service Level 01 - Area B

		LV-110C	Service Level 01 - Area C

		LV-110D	Service Level 01 - Area D

		LV-110E	Service Level 01 - Area E

		LV-110F	Service Level 01 - Area F

		LV-110G	Service Level 01 - Area G

		LV-110H	Service Level 01 - Area H

		LV-110J	Service Level 01 - Area J

		LV-110K	Service Level 01 - Area K

		LV-110L	Service Level 01 - Area L

		LV-110M	Service Level 01 - Area M

		LV-115F	VIP Bridge01 Area F

		LV-120A	Main Level 02 - Area A

		LV-120B	Main Level 02 - Area B

		LV-120C	Main Level 02 - Area C

		LV-120D	Main Level 02 - Area D

		LV-120E	Main Level 02 - Area E

		LV-120F	Main Level 02 - Area F

		LV-120G	Main Level 02 - Area G

		LV-120H	Main Level 02 - Area H

		LV-120J	Main Level 02 - Area J

		LV-120K	Main Level 02 - Area K

		LV-120L	Main Level 02 - Area L

		LV-120M	Main Level 02 - Area M

		LV-130A	Hospitality Level 03 - Area A

		LV-130B	Hospitality Level 03 - Area B

		LV-130C	Hospitality Level 03 - Area C

		LV-130D	Hospitality Level 03 - Area D

		LV-130E	Hospitality Level 03 - Area E

		LV-130F	Hospitality Level 03 - Area F

		LV-130G	Hospitality Level 03 - Area G

		LV-130H	Hospitality Level 03 - Area H

		LV-130J	Hospitality Level 03 - Area J

		LV-130K	Hospitality Level 03 - Area K

Monday, December 17, 2012	Page 39 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		LV-130L	Hospitality Level 03 - Area L

		LV-130M	Hospitality Level 03 - Area M

		LV-140A	Middle Concourse 04 - Area A

		LV-140B	Middle Concourse 04 - Area B

		LV-140C	Middle Concourse 04 - Area C

		I.V-140D	Middle Concourse 04 - Area D

		LV-140E	Middle Concourse 04 - Area E

		LV-140F	Middle Concourse 04 - Area F

		LV-140G	Middle Concourse 04 - Area G

		LV-140H	Middle Concourse 04 - Area H

		LV-140J	Middle Concourse 04 - Area J

		LV-140K	Middle Concourse 04 - Area K

		LV-140L	Middle Concourse 04 - Area L

		LV-140M	Middle Concourse 04 - Area M

		LV-150A	Upper Concourse 05 - Area A

		LV-150B	Upper Concourse 05 - Area B

		LV-150C	Upper Concourse 05 - Area C

		LV-150D	Upper Concourse 05 - Area D

		LV-150E	Upper Concourse 05 - Area E

		LV-150F	Upper Concourse 05 - Area F

		LV-150G	Upper Concourse 05 - Area G

		LV-150H	Upper Concourse 05 - Area H

		LV-150J	Upper Concourse 05 - Area J

		LV-150K	Upper Concourse 05 - Area K

		LV-150L	Upper Concourse 05 - Area L

		LV-150M	Upper Concourse 05 - Area M

		LV-160F	Tower Level 06 and Level 07

		LV-180F	Tower Roof

		LV-190A	Grandstand Seating Speaker Plan - Area A

		LV-190B	Grandstand Seating Speaker Plan - Area B

		LV-190C	Grandstand Seating Speaker Plan - Area C

		LV-190D	Grandstand Seating Speaker Plan - Area D

		LV-190E	Grandstand Seating Speaker Plan - Area E

		LV-190F	Grandstand Seating Speaker Plan - Area F

		LV-190G	Grandstand Seating Speaker Plan - Area G

		LV-190H	Grandstand Seating Speaker Plan - Area H

Monday, December 17, 2012	Page 40 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		LV-190J	Grandstand Seating Speaker Plan - Area J

		LV-190K	Grandstand Seating Speaker Plan - Area K

		LV-190L	Grandstand Seating Speaker Plan - Area L

		LV-190M	Grandstand Seating Speaker Plan - Area M

		LV-301	Building Section

		LV-302	Building Section

		LV-303	Building Section

		LV-401	Level 01 - Ticket Building

		LV-401.01	Level 01 - Merch Storage

		LV-401.02	Level 01 - Care Center

		LV-401.03	Level 01 - Dispatch Operations and Guest Services

		LV-412.01	Level 02 Bistro - Plans and Sections

		LV-412.02	Level 2 Concession (6 POS) - Plans and Sections

		LV-412.04	Level 02 Grab & Go - Plan and Sections

		LV-412.10	Level 2 Concession (3+1 POS) - Plans and Sections

		LV-412.15	Level 2 Bar (4 POS) Plans and Elevations

		LV-412.16	Level 02 Toilets (Typical)

		LV-415.01	Level 03 - Enlarged Area D Hospitality Chalets Suites

		LV-415.02	Level 03 - Enlarged Area H Hospitality Chalets Suites

		LV-421	Level 05 - Enlarged Upper Concourse Suites

		LV-421.01	Level 05 - Enlarged Upper Concourse Suites

		LV-431.01	Level 06 Suite Type B1 - Plans and Elevation

		LV-431.02	Level 06 - Enlarged Press Box

		LV-431.03	Level 07 Suite Type B2 - Plans and Elevations

		LV-431.05	Level 07 Suite Type D - Owner’s Suite - Plans and Elevations

		LV-450A	Service Level 01 - Telecom Rooms

		LV-450B	Service Level 01 - Telecom Rooms

		LV-450C	Service Level 01 - Telecom Rooms

		LV-451A	Main Level 02 - Telecom Rooms

		LV-451B	Main Level 02 - Telecom Rooms

		LV-451C	Main Level 02 - Telecom Rooms

		LV-451D	Main Level 02 - Telecom Rooms

		LV-452A	Hospitality Level 03 - Telecom Rooms

		LV-452B	Hospitality Level 03 - Telecom Rooms

		LV-453A	Middle Concourse 04 - Telecom Rooms

		LV-453B	Middle Concourse 04 - Telecom Rooms

Monday, December 17, 2012	Page 41 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		LV-453C	Middle Concourse 04 - Telecom Rooms

		LV-453D	Middle Concourse 04 - Telecom Rooms

		LV-454A	Upper Concourse 05 - Telecom Rooms

		LV-454B	Upper Concourse 05 - Telecom Rooms

		LV-454C	Upper Concourse 05 - Telecom Rooms

		LV-455	Tower Level 06 - Telecom Rooms

		LV-456	Tower Level 07 - Telecom Rooms

		LV-500A	Conduit Riser Diagram

		LV-500B	Conduit Riser Diagram

		LV-500C	Conduit Riser Diagram

		LV-500D	Conduit Riser Diagram

		LV-500E	Conduit Riser Diagram

		LV-600	Conduit and Cable Tray Details

		LV-610A	Structured Cabling System - Copper Backbone Diagram

		LV-610B	Structured Cabling System - Copper Backbone Diagram

		LV-610C	Structured Cabling System - Copper Backbone Diagram

		LV-610D	Structured Cabling System - Copper Backbone Diagram

		LV-611A	Structured Cabling System - Fiber Optic Backbone Diagram

		LV-611B	Structured Cabling System - Fiber Optic Backbone Diagram

		LV-611C	Structured Cabling System - Fiber Optic Backbone Diagram

		LV-611D	Structured Cabling System - Fiber Optic Backbone Diagram

		LV-620	Rack Elevation

		LV-621	Rack Elevation

		LV-630	Structured Cabling System Details

		LV-640	Structured Cabling System Outlet Details

		LV-650	Cable Labeling Details

		LV-705	Audio Digital Network

		LV-706	Audio Digital Network

		LV-710	Control Room Function Diagram

		LV-720	Grandstand Speaker Functional Injector #1

		LV-721	Grandstand Speaker Functional Injector #2

		LV-722	Grandstand Speaker Functional Injector #3

		LV-723	Grandstand Speaker Functional Injector #4

		LV-724	Grandstand Speaker Functional Injector #5

		LV-730	Press Box/Lounge and Multifunction Room Functional Diagrams

		LV-731A	Injector 1 - Back of House Audio Functional

Monday, December 17, 2012	Page 42 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		LV-731B	Injector 1 - Back of House Audio Functional

		LV-732A	Injector 2 - Back of House Audio Functional

		LV-732B	Injector 2 - Back of House Audio Functional

		LV-733A	Injector 3 - Back of House Audio Functional

		LV-733B	Injector 3 - Back of House Audio Functional

		LV-733C	Injector 3 - Back of House Audio Functional

		LV-734A	Injector 4 - Back of House Audio Functional

		LV-734B	Injector 4 - Back of House Audio Functional

		LV-735A	Injector 5 - Back of House Audio Functional

		LV-735B	Injector 5 - Back of House Audio Functional

		LV-740	Club Functional Diagrams

		LV-750A	Area D Super Chalet Audio Functional

		LV-750B	Area D Super Chalet Video Functional

		LV-750C	Area D Super Chalet Video Functional

		LV-751A	Area D Suite Chalet Audio Functional

		LV-751B	Area D Suite Chalet Video Functional

		LV-751C	Area D Suite Chalet Audio Functional

		LV-751D	Area D Suite Chalet Video Functional

		LV-751E	Area D Suite Chalet Audio Functional

		LV-751F	Area D Suite Chalet Video Functional

		LV-751G	Area D Suite Chalet Audio Functional

		LV-751H	Area D Suite Chalet Video Functional

		LV-751J	Area D Suite Chalet Audio Functional

		LV-751K	Area D Suite Chalet Video Functional

		LV-752A	Area E Suite Chalet Audio Functional

		LV-752B	Area E Suite Chalet Video Functional

		LV-752C	Area E Suite Chalet Audio Functional

		LV-752D	Area E Suite Chalet Video Functional

		LV-753A	Area F Suite Chalet Audio Functional

		LV-753B	Area F Suite Chalet Video Functional

		LV-753C	Area F Suite Chalet Audio Functional

		LV-753D	Area F Suite Chalet Video Functional

		LV-754A	Area G Suite Chalet Audio Functional

		LV-754B	Area G Suite Chalet Video Functional

		LV-754C	Area G Suite Chalet Audio Functional

		LV-754D	Area G Suite Chalet Video Functional

Monday, December 17, 2012	Page 43 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		LV-754E	Area G Suite Chalet Audio Functional

		LV-754F	Area G Suite Chalet Video Functional

		LV-755A	Area H Suite Chalet Audio Functional

		LV-755B	Area H Suite Chalet Video Functional

		LV-755C	Area H Suite Chalet Audio Functional

		LV-755D	Area H Suite Chalet Video Functional

		LV-755E	Area H Suite Chalet Audio Functional

		LV-755F	Area H Suite Chalet Video Functional

		LV-755G	Area H Suite Chalet Audio Functional

		LV-755H	Area H Suite Chalet Video Functional

		LV-755J	Area H Suite Chalet Audio Functional

		LV-755K	Area H Suite Chalet Video Functional

		LV-756A	Area H Super Chalet Audio Functional

		LV-75GB	Area H Super Chalet Audio Functional

		LV-756C	Area H Super Chalet Video Functional

		LV-757	Hospitality Level Rack Elevations

		LV-760A	5th Level Suite Audio Functional

		LV-760B	5th Level Suite Video Functional

		LV-760C	5th Level Suite Audio Functional

		LV-760D	5th Level Suite Video Functional

		LV-760E	5th Level Suite Audio Functional

		LV-760F	5th Level Suite Video Functional

		LV-761A	6th Level Suite Audio Functional

		LV-761B	6th Level Suite Video Functional

		LV-761C	6th Level Suite Video Functional

		LV-761D	6th Level Suite Audio Functional

		LV-761E	6th Level Suite Video Functional

		LV-762A	7th Level Suite Audio Functional

		LV-762B	7th Level Suite Video Functional

		LV-762C	7th Level Suite Video Functional

		LV-762D	7th Level Suite Audio Functional

		LV-762E	7th Level Suite Audio Functional

		LV-762F	7th Level Suite Video Functional

		LV-762G	7th Level Suite Video Functional

		LV-762H	7th Level Suite Video Functional

		LV-770	Matrix Intercom

Monday, December 17, 2012	Page 44 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		LV-801	Physical Security Functional Diagram

		LV-802	Physical Security Camera Details

		LV-803	Physical Security Access Control Details

		LV-804	Physical Security Functional Diagram

		LV-805	Physical Security Camera Details

		LV-806	Physical Security Access Control Details

		LV-807	Camera Schedule

		LV-808	Camera Schedule

		LV-901	Broadcast Cabling Details

		LV-902	Broadcast Cabling Details

		LV-905	Broadcast Fiber Riser Diagram

		LV-910	Broadcast JBT Panel Details

		LV-911	Broadcast JBT Details

		LV-912	Broadcast JBT Details

		LV-913	Broadcast JBT Details

		LV-914	Broadcast JBT Details

		LV-915	Broadcast JBT Details

		LV-916	Broadcast JBT Details

		LV-917	Broadcast JBT Details

		LV-918	Broadcast JBT Details

		LV-919	Broadcast JBT Details

		LV-950	SMATV Functional Diagrams

		LV-951	SMATV Miscellaneous Details

		LV-952	IPTV Functional Details

(241 detail records)

Food Service

		FS0.001	Food Service Equipment Related Design Notes

		FS0.002	Food Service Equipment Related Details

		FS0.003	Food Service Equipment Related Sections

		FS1.001	Food Service Level 01 Area Mix Plan

		FS1.011	Food Service Area 1 Equipment Plan

		FS1.012	Food Service Area 1 Equipment Schedule

		FS1.013	Food Service Area 1 Building Conditions Plan

		FS1.014	Food Service Area 1 Plumbing Rough-In Plan

		FS1.015	Food Service Area 1 Electrical Rough-In Plan

Monday, December 17, 2012	Page 45 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		FS1.016	Food Service Area 1 Ventilation Plan

		FS1.021	Food Service Area 2 Equipment Plan

		FS1.022	Food Service Area 2 Equipment Schedule

		FS1.023	Food Service Area 2 Building Conditions Plan

		FS1.024	Food Service Area 2 Plumbing Rough-In Plan

		FS1.025	Food Service Area 2 Electrical Rough-In Plan

		FS1.026	Food Service Area 2 Ventilation Plan

		FS1.031	Food Service Area 3 Equipment Plan

		FS1.032	Food Service Area 3 Equipment Schedule

		FS1.033	Food Service Area 3 Building Conditions Plan

		FS1.034	Food Service Area 3 Plumbing Rough-In Plan

		FS1.035	Food Service Area 3 Electrical Rough-In Plan

		FS1.036	Food Service Area 3 Ventilation Plan

		FS1.041	Food Service Area 4 Equipment Plan

		FS1.042	Food Service Area 4 Equipment Schedule

		FS1.043	Food Service Area 4 Building Conditions Plan

		FS1.044	Food Service Area 4 Plumbing Rough-In Plan

		FS1.045	Food Service Area 4 Electrical Rough-In Plan

		FS1.046	Food Service Area 4 Ventilation Plan

		FS2.001	Food Service Level 02 Area Mix Plan

		FS2.011	Food Service Area 6, 7, 8 Equipment Plan

		FS2.012a	Food Service Equipment Schedule

		FS2.012b	Food Service Equipment Schedule

		FS2.013	Food Service Area 6, 7, 8 Building Conditions Plan

		FS2.014	Food Service Area 6, 7, 8 Plumbing Rough-In Plan

		FS2.015	Food Service Area 6, 7, 8 Electrical Rough-In Plan

		FS2.016	Food Service Area 6, 7, 8 Ventilation Rough-In Plan

		FS2.021	Food Service Area 9, 10, 12 Equipment Plan

		FS2.022a	Food Service Equipment Schedule

		FS2.022b	Food Service Equipment Schedule

		FS2.023	Food Service Area 9, 10, 12 Building Conditions Plan

		FS2.024	Food Service Area 9, 10, 12 Plumbing Rough-In Plan

		FS2.025	Food Service Area 9, 10, 12 Electrical Rough-In Plan

		FS2.026	Food Service Area 9, 10, 12 Ventilation Rough-In Plan

		FS2.031	Food Service Area 11 Equipment Plan

		FS2.032	Food Service Equipment Schedule

Monday, December 17, 2012	Page 46 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		FS2.033	Food Service Area 11 Building Conditions Plan

		FS2.034	Food Service Area 11 Plumbing Rough-In Plan

		FS2.035	Food Service Area 11 Electrical Rough-In Plan

		FS2.036	Food Service Area 11 Ventilation Rough-In Plan

		FS2.041	Food Service Area 14, 16, 17 Equipment Plan

		FS2.042a	Food Service Equipment Schedule

		FS2.042b	Food Service Equipment Schedule

		FS2.043	Food Service Area 14, 16, 17 Building Conditions Plan

		FS2.044	Food Service Area 14, 16, 17 Plumbing Rough-In Plan

		FS2.045	Food Service Area 14, 16, 17 Electrical Rough-In Plan

		FS2.046	Food Service Area 14, 16, 17 Ventilation Rough-In Plan

		FS2.051	Food Service Area 18, 19 Equipment Plan

		FS2.052	Food Service Equipment Schedule

		FS2.053	Food Service Area 18, 19 Building Conditions Plan

		FS2.054	Food Service Area 18, 19 Plumbing Rough-In Plan

		FS2.055	Food Service Area 18, 19 Electrical Rough-In Plan

		FS2.056	Food Service Area 18, 19 Ventilation Plan

		FS2.061	Food Service Area 20, 21, 23 Equipment Plan

		FS2.062a	Food Service Equipment Schedule

		FS2.062b	Food Service Equipment Schedule

		FS2.063	Food Service Area 20, 21, 23 Building Conditions Plan

		FS2.064	Food Service Area 20, 21, 23 Plumbing Rough-In Plan

		FS2.065	Food Service Area 20, 21, 23 Electrical Rough-In Plan

		FS2.066	Food Service Area 20, 21, 23 Ventilation Plan

		FS2.071	Food Service Area 22 Equipment Plan

		FS2.072	Food Service Equipment Schedule

		FS2.073	Food Service Area 22 Building Conditions Plan

		FS2.074	Food Service Area 22 Plumbing Rough-In Plan

		FS2.075	Food Service Area 22 Electrical Rough-In Plan

		FS2.076	Food Service Area 22 Ventilation Plan

		FS2.081	Food Service Area 25, 28, 29, 30 Equipment Plan

		FS2.082a	Food Service Equipment Schedule

		FS2.082b	Food Service Equipment Schedule

		FS2.083	Food Service Area 25, 28, 29 Building Conditions Plan

		FS2.084	Food Service Area 25, 28, 29 Plumbing Rough-In Plan

		FS2.085	Food Service Area 25, 28, 29 Electrical Rough-In Plan

Monday, December 17, 2012	Page 47 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		FS2.086	Food Service Area 25, 28, 29 Ventilation Rough-In Plan

		FS2.091	Food Service Area 31, 32, 35 Equipment Plan

		FS2.092a	Food Service Equipment Schedule

		FS2.092b	Food Service Equipment Schedule

		FS2.101	Food Service Area 36 Equipment Plan

		FS2.102	Food Service Equipment Schedule

		FS2.111	Food Service Area 37, 38 Equipment Plan

		FS2.112a	Food Service Equipment Schedule

		FS2.112b	Food Service Equipment Schedule

		FS2.121	Food Service Area 39, 40, 41 Equipment Plan

		FS2.122a	Food Service Equipment Schedule

		FS2.122b	Food Service Equipment Schedule

		FS2.131	Food Service Area 42, 43, 46 Equipment Plan

		FS2.132a	Food Service Equipment Schedule

		FS2.132b	Food Service Equipment Schedule

		FS2.141	Food Service Area 47 Equipment Plan

		FS2.142	Food Service Equipment Schedule

		FS2.151	Food Service Area 48, 49, 50 Equipment Plan

		FS2.152a	Food Service Equipment Schedule

		FS2.152b	Food Service Equipment Schedule

		FS2.161	Food Service Area 53, 54 Equipment Plan

		FS2.162	Food Service Equipment Schedule

		FS3.001	Food Service Level 03 Area Mix Plan

		FS3.011	Food Service Area 56, 58 Equipment Plan

		FS3.012	Food Service Equipment Schedule

		FS3.013	Food Service Area 56, 58 Building Conditions Plan

		FS3.014	Food Service Area 56, 58 Plumbing Rough-In Plan

		FS3.015	Food Service Area 56, 58 Electrical Rough-In Plan

		FS3.016	Food Service Area 56, 58 Ventilation Rough-In Plan

		FS3.021	Food Service Area 59, 60 Equipment Plan

		FS3.022	Food Service Equipment Schedule

		FS3.023	Food Service Area 59, 60 Building Conditions Plan

		FS3.024	Food Service Area 59, 60 Plumbing Rough-In Plan

		FS3.025	Food Service Area 59, 60 Electrical Rough-In Plan

		FS3.026	Food Service Area 59, 60 Ventilation Rough-In Plan

		FS3.031	Food Service Area 61, 63 Equipment Plan

Monday, December 17, 2012	Page 48 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		FS3.032	Food Service Equipment Schedule

		FS4.001	Food Service Level 04 Area Mix Plan

		FS4.011	Food Service Area 60, 67, 68 Equipment Plan

		FS4.012a	Food Service Equipment Schedule

		FS4.012b	Food Service Equipment Schedule

		FS4.013	Food Service Area 66, 67, 68 Building Conditions Plan

		FS4.014	Food Service Area 66, 67, 68 Plumbing Rough-In Plan

		FS4.015	Food Service Area 66, 67, 68 Electrical Rough-In Plan

		FS4.016	Food Service Area 66, 67, 68 Ventilation Rough-In Plan

		FS4.021	Food Service Area 69, 71, 72 Equipment Plan

		FS4.022a	Food Service Equipment Schedule

		FS4.022b	Food Service Equipment Schedule

		FS4.023	Food Service Area 69, 71, 72 Building Conditions Plan

		FS4.024	Food Service Area 69, 71, 72 Plumbing Rough-In Plan

		FS4.025	Food Service Area 69, 71, 72 Electrical Rough-In Plan

		FS4.026	Food Service Area 69, 71, 72 Ventilation Rough-In Plan

		FS4.031	Food Service Area 73, 74, 75, 76 Equipment Plan

		FS4.032a	Food Service Equipment Schedule

		FS4.032b	Food Service Equipment Schedule

		FS4.033	Food Service Area 73, 74, 75, 76 Building Conditions Plan

		FS4.034	Food Service Area 73, 74, 75, 76 Plumbing Rough-In Plan

		FS4.035	Food Service Area 73, 74, 75, 76 Electrical Rough-In Plan

		FS4.036	Food Service Area 73, 74, 75, 76 Ventilation Rough-In Plan

		FS4.041	Food Service Area 77, 78 Equipment Plan

		FS4.042a	Food Service Equipment Schedule

		FS4.042b	Food Service Equipment Schedule

		FS4.043	Food Service Area 77, 78 Building Conditions Plan

		FS4.044	Food Service Area 77, 78 Plumbing Rough-In Plan

		FS4.045	Food Service Area 77, 78 Electrical Rough-In Plan

		FS4.046	Food Service Area 77, 78 Ventilation Rough-In Plan

		FS4.051	Food Service Area 79 Equipment Plan

		FS4.052	Food Service Equipment Schedule

		FS4.053	Food Service Area 79 Building Conditions Plan

		FS4.054	Food Service Area 79 Plumbing Rough-In Plan

		FS4.055	Food Service Area 79 Electrical Rough-In Plan

		FS4.056	Food Service Area 79 Ventilation Rough-In Plan

Monday, December 17, 2012	Page 49 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		FS4.061	Food Service Area 80, 81, 82, 83 Equipment Plan

		FS4.062a	Food Service Equipment Schedule

		FS4.062b	Food Service Equipment Schedule

		FS4.063	Food Service Area 80, 81, 82, 83 Building Conditions Plan

		FS4.064	Food Service Area 80, 81, 82, 83 Plumbing Rough-In Plan

		FS4.065	Food Service Area 80, 81, 82, 83 Electrical Rough-In Plan

		FS4.066	Food Service Area 80, 81, 82, 83 Ventilation Rough-In Plan

		FS4.071	Food Service Area 84, 85, 86 Equipment Plan

		FS4.072a	Food Service Equipment Schedule

		FS4.072b	Food Service Equipment Schedule

		FS4.081	Food Service Area 87, 88, 89 Equipment Plan

		FS4.082a	Food Service Equipment Schedule

		FS4.082b	Food Service Equipment Schedule

		FS4.091	Food Service Area 91, 92, 93 Equipment Plan

		FS4.092a	Food Service Equipment Schedule

		FS4.092b	Food Service Equipment Schedule

		FS4.092c	Food Service Equipment Schedule

		FS4.101	Food Service Area 94, 95, 96, 97 Equipment Plan

		FS4.102a	Food Service Equipment Schedule

		FS4.102b	Food Service Equipment Schedule

		FS4.111	Food Service Area 98, 99 Equipment Plan

		FS4.112	Food Service Equipment Schedule

		FS4.121	Food Service Area 100, 101, 102, 103 Equipment Plan

		FS4.122a	Food Service Equipment Schedule

		FS4.122b	Food Service Equipment Schedule

		FS5.001	Food Service Level 05 Area Mix Plan

		FS5.011	Food Service Area 111, 112 Equipment Plan

		FS5.012	Food Service Equipment Schedule

		FS5.013	Food Service Area 111, 112 Building Conditions Plan

		FS5.014	Food Service Area 111, 112 Plumbing Rough-In Plan

		FS5.015	Food Service Area 111, 112 Electrical Rough-In Plan

		FS5.016	Food Service Area 111, 112 Ventilation Rough-In Plan

		FS5.021	Food Service Area 113, 114 Equipment Plan

		FS5.022a	Food Service Equipment Schedule

		FS5.022b	Food Service Equipment Schedule

		FS5.023	Food Service Area 113, 114 Building Conditions Plan

Monday, December 17, 2012	Page 50 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		FS5.024	Food Service Area 113, 114 Plumbing Rough-In Plan

		FS5.025	Food Service Area 113, 114 Electrical Rough-In Plan

		FS5.026	Food Service Area 113, 114 Ventilation Rough-In Plan

		FS5.031	Food Service Area 115 Equipment Plan

		FS5.032	Food Service Equipment Schedule

		FS5.033	Food Service Area 115 Building Conditions Plan

		FS5.034	Food Service Area 115 Plumbing Rough-In Plan

		FS5.035	Food Service Area 115 Electrical Rough-In Plan

		FS5.036	Food Service Area 115 Ventilation Rough-In Plan

		FS5.041	Food Service Area 121, 122, 123 Equipment Plan

		FS5.042a	Food Service Equipment Schedule

		FS5.042b	Food Service Equipment Schedule

		FS5.051	Food Service Area 125, 126, 127, 128 Equipment Plan

		FS5.052a	Food Service Equipment Schedule

		FS5.052b	Food Service Equipment Schedule

		FS5.061	Food Service Area 129, 131, 132 Equipment Plan

		FS5.062a	Food Service Equipment Schedule

		FS5.062b	Food Service Equipment Schedule

		FS5.071	Food Service Area 133 Equipment Plan

		FS5.072	Food Service Equipment Schedule

		FS5.081	Food Service Area 135, 136 Equipment Plan

		FS5.082a	Food Service Equipment Schedule

		FS5.082b	Food Service Equipment Schedule

		FS5.091	Food Service Area 137, 138 Equipment Plan

		FS5.092	Food Service Equipment Schedule

		FS6.001	Food Service Level 06 Area Mix Plan

		FS6.011	Food Service Area 150 Equipment Plan

		FS6.012	Food Service Equipment Schedule

		FS6.013	Food Service Area 150 Building Conditions Plan

		FS6.014	Food Service Area 150 Plumbing Rough-In Plan

		FS6.015	Food Service Area 150 Electrical Rough-In Plan

		FS6.016	Food Service Area 150 Ventilation Rough-In Plan

		FS7.001	Food Service Level 07 Area Mix Plan

		FS7.011	Food Service Area 151 Equipment Plan

		FS7.012	Food Service Equipment Schedule

		FS7.013	Food Service Area 151 Building Conditions Plan

Monday, December 17, 2012	Page 51 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		FS7.014	Food Service Area 151 Plumbing Rough-In Plan

		FS7.015	Food Service Area 151 Electrical Rough-In Plan

		FS7.016	Food Service Area 151 Ventilation Rough-In Plan

		FS8.001	Food Service Hood Drawing

		FS8.002	Food Service Hood Drawing

		FS8.003	Food Service Hood Drawing

		FS8.004	Food Service Hood Drawing

		FS8.005	Food Service Hood Drawing

		FS8.006	Food Service Hood Drawing

		FS8.007	Food Service Hood Drawing

		FS8.008	Food Service Hood Drawing

		FS8.009	Food Service Hood Drawing

		FS8.010	Food Service Hood Drawing

		FS8.011	Food Service Hood Drawing

		FSB.012	Food Service Hood Drawing

		FS8.013	Food Service Hood Drawing

		FS8.014	Food Service Hood Drawing

		FS8.015	Food Service Hood Drawing

		FS8.016	Food Service Hood Drawing

		FS8.017	Food Service Hood Drawing

		FS8.018	Food Service Hood Drawing

		FS8.019	Food Service Hood Drawing

		FS8.020	Food Service Hood Drawing

		FS8.021	Food Service Hood Drawing

		FS8.022	Food Service Hood Drawing

		FS8.023	Food Service Hood Drawing

		FS9.001	Food Service Refrigeration Drawing

		FS9.002	Food Service Refrigeration Drawing

		FS9.003	Food Service Refrigeration Drawing

		FS9.004	Food Service Refrigeration Drawing

		FS9.005	Food Service Refrigeration Drawing

		FS9.006	Food Service Refrigeration Drawing

		FS9.007	Food Service Refrigeration Drawing

		FS9.008	Food Service Refrigeration Drawing

		FS9.009	Food Service Refrigeration Drawing

(260 detail records)

Monday, December 17, 2012	Page 52 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

Signage/ Graphics

		SG-001	Sheet Index Signage & Graphics

		SG-002	Sign Schedule

		SG-003	General Specifications

		SG-110A	Sign Location Plan Service Level 01 - Area A

		SG-110B	Sign Location Plan Service Level 01 - Area B

		SG-110C	Sign Location Plan Service Level 01 - Area C

		SG-110D	Sign Location Plan Service Level 01 - Area D

		SG-110E	Sign Location Plan Service Level 01 - Area E

		SG-110F	Sign Location Plan Service Level 01 - Area F

		SG-110G	Sign Location Plan Service Level 01 - Area G

		SG-110H	Sign Location Plan Service Level 01 - Area H

		SG-110J	Sign Location Plan Service Level 01 - Area J

		SG-110K	Sign Location Plan Service Level 01 - Area K

		SG-110L	Sign Location Plan Service Level 01 - Area L

		SG-110M	Sign Location Plan Service Level 01 - Area M

		SG-120A	Sign Location Plan Main Level 02 - Area A

		SG-120B	Sign Location Plan Main Level 02 - Area B

		SG-120C	Sign Location Plan Main Level 02 - Area C

		SG-120D	Sign Location Plan Main Level 02 - Area D

		SG-120E	Sign Location Plan Main Level 02 - Area E

		SG-120F	Sign Location Plan Main Level 02 - Area F

		SG-120G	Sign Location Plan Main Level 02 - Area G

		SG-120H	Sign Location Plan Main Level 02 - Area H

		SG-120J	Sign Location Plan Main Level 02 - Area J

		SG-120K	Sign Location Plan Main Level 02 - Area K

		SG-120L	Sign Location Plan Main Level 02 - Area L

		SG-120M	Sign Location Plan Main Level 02 - Area M

		SG-130C	Sign Location Plan Hospitality Level 03 - Area C

		SG-130D	Sign Location Plan Hospitality Level 03 - Area D

		SG-130E	Sign Location Plan Hospitality Level 03 - Area E

		SG-130F	Sign Location Plan Hospitality Level 03 - Area F

		SG-130G	Sign Location Plan Hospitality Level 03 - Area G

		SG-130H	Sign Location Plan Hospitality Level 03 - Area H

		SG-130J	Sign Location Plan Hospitality Level 03 - Area J

Monday, December 17, 2012	Page 53 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		SG-140A	Sign Location Plan Middle Concourse Level 04 - Area A

		SG-140B	Sign Location Plan Middle Concourse Level 04 - Area B

		SG-140C	Sign Location Plan Middle Concourse Level 04 - Area C

		SG-140D	Sign Location Plan Middle Concourse Level 04 - Area D

		SG-140E	Sign Location Plan Middle Concourse Level 04 - Area E

		SG-140F	Sign Location Plan Middle Concourse Level 04 - Area F

		SG-140G	Sign Location Plan Middle Concourse Level 04 - Area G

		SG-140H	Sign Location Plan Middle Concourse Level 04 - Area H

		SG-140J	Sign Location Plan Middle Concourse Level 04 - Area J

		SG-140K	Sign Location Plan Middle Concourse Level 04 - Area K

		SG-140L	Sign Location Plan Middle Concourse Level 04 - Area L

		SG-140M	Sign Location Plan Middle Concourse Level 04 - Area M

		SG-150A	Sign Location Plan Upper Concourse Level 05 - Area A

		SG-150B	Sign Location Plan Upper Concourse Level 05 - Area B

		SG-150C	Sign Location Plan Upper Concourse Level 05 - Area C

		SG-150D	Sign Location Plan Upper Concourse Level 05 - Area D

		SG-150E	Sign Location Plan Upper Concourse Level 05 - Area E

		SG-150F	Sign Location Plan Upper Concourse Level 05 - Area F

		SG-150G	Sign Location Plan Upper Concourse Level 05 - Area G

		SG-150H	Sign Location Plan Upper Concourse Level 05 - Area H

		SG-150J	Sign Location Plan Upper Concourse Level 05 - Area J

		SG-150K	Sign Location Plan Upper Concourse Level 05 - Area K

		SG-150L	Sign Location Plan Upper Concourse Level 05 - Area L

		SG-150M	Sign Location Plan Upper Concourse Level 05 - Area M

		SG-160F	Sign Location Plan Tower 2 - Level 06 & Tower 3 - Level 07

		SG-180F	Tower 4 - Level 08 Sign Location Plan

		SG-511A	Lower Bowl Seating Sign Location Plan Area A

		SG-511B	Lower Bowl Seating Sign Location Plan Area B

		SG-511C	Lower Bowl Seating Sign Location Plan Area C

		SG-511D	Lower Bowl Seating Sign Location Plan Area D

		SG-511E	Lower Bowl Seating Sign Location Plan Area E

		SG-511F	Lower Bowl Seating Sign Location Plan Area F

		SG-511G	Lower Bowl Seating Sign Location Plan Area G

		SG-511H	Lower Bowl Seating Sign Location Plan Area H

		SG-511J	Lower Bowl Seating Sign Location Plan Area J

		SG-511K	Lower Bowl Seating Sign Location Plan Area K

Monday, December 17, 2012	Page 54 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		SG-511L	Lower Bowl Seating Sign Location Plan Area L

		SG-511M	Lower Bowl Seating Sign Location Plan Area M

		SG-521A	Middle Bowl Seating Sign Location Plan Area A

		SG-521B	Middle Bowl Seating Sign Location Plan Area B

		SG-521C	Middle Bowl Seating Sign Location Plan Area C

		SG-521D	Middle Bowl Seating Sign Location Plan Area D

		SG-521E	Middle Bowl Seating Sign Location Plan Area E

		SG-521F	Middle Bowl Seating Sign Location Plan Area F

		SG-521G	Middle Bowl Seating Sign Location Plan Area G

		SG-521H	Middle Bowl Seating Sign Location Plan Area H

		SG-521J	Middle Bowl Seating Sign Location Plan Area J

		SG-521K	Middle Bowl Seating Sign Location Plan Area K

		SG-521L	Middle Bowl Seating Sign Location Plan Area L

		SG-521M	Middle Bowl Seating Sign Location Plan Area M

		SG-531A	Upper Bowl Seating and Railing Area A

		SG-531B	Upper Bowl Seating and Railing Area B

		SG-531C	Upper Bowl Seating and Railing Area C

		SG-531D	Upper Bowl Seating and Railing Area D

		SG-531E	Upper Bowl Seating and Railing Area E

		SG-531G	Upper Bowl Seating and Railing Area G

		SG-531H	Upper Bowl Seating and Railing Area H

		SG-531J	Upper Bowl Seating and Railing Area J

		SG-531K	Upper Bowl Seating and Railing Area K

		SG-531L	Upper Bowl Seating and Railing Area L

		SG-600	ID01 Gate Main ID, ID02 Ticket Building ID, ID03 Ticket Window ID, ID04 Will Call ID, ID09 Gate Chute Signs

		SG-603	ID07: Care Center ID

		SG-G05	ID10: DIS Grandstand Sign Plans, Elevation & Details

		SG-606	ID11I: Injector 1 ID (Number)

		SG-607	ID12: Injector 2 ID (Number)

		SG-611	ID16L Track ID at Suites Fascia

		SG-612	ID31: Section ID Concourse Perpendicular

		SG-613	ID33: Section ID Concourse @ Stairs ID34: Section ID Concourse @ VOM

		SG-614	ID35: Back of Bowl Section ID

		SG-615	ID36: Front of Bowl Section ID

		SG-616	ID37: Rail Mounted Aisle Section ID

Monday, December 17, 2012	Page 55 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		SG-617	ID41: Concession Overhead ID ID42: Concession Sponsor Header

		SG-621	ID53: Neighborhood Bar Sign

		SG-623	ID35: Guest Services ID155: Premium Guest Services

		SG-624	ID56: Neighborhood Column Element

		SG-626	ID58: Portal Hanging Element

		SG-627	ID71: Main Merchandise ID

		SG-630	ID81: BOH Door Plaque (Room No. Only)

		SG-631	ID82: BOH Plaque (Name & Room No.)

		SG-632	ID83: BOH Plaque (W/Pictogram)

		SG-633	ID84: BOH Overhead Projecting ID (Blade)

		SG-635	ID91: Door Plaque (Room No. Only)

		SG-636	ID92: Door Plaque (Name Room No.)

		SG-637	ID90: Room ID Door Plaques

		SG-638	ID94: Accessible RR Stall

		SG-639	ID95: Staircase Level Plaque

		SG-641	ID97: Overhead Projecting ID (blade)

		SG-642	ID98: Overhead Wall Mounted ID

		SG-644	ID101: Hosp. LVL Door Plaque (Room No. Only)

		SG-645	ID102: Hosp. LVL Door Plaque (Name & Room No.)

		SG-646	ID103: Hosp. LVL Door Plaque (W/Pictogram)

		SG-647	ID104 - Hosp. Accessible RR Stall

		SG-649	ID106: Hosp. LVL Overhead Projecting Sign (Blade)

		SG-650	ID107: Hosp, LVL Overhead Wall Mounted Sign (Restroom)

		SG-651	ID109: Hosp. LVL Chalet Sign & Sponsor Branding

		SG-652	ID110: Entry Sign Chalet/Suite - Large Number A

		SG-653	ID1111: Entry Sign Chalet/Suite - Large Number B

		SG-654	ID121L Suite LVL Door Plaque (Room No. Only)

		SG-655	ID122: Suite LVL Door Plaque (Name & Room No.)

		SG-656	ID123: Suite LVL Door Plaque (W/Pictogram)

		SG-658	ID125 Suite LVL Overhead Projected Sign (Blade)

		SG-700	D01: Exterior Directional Freestanding

		SG-701	D02: Elevator Levels Directory

		SG-702	D03: Service Level Directional Projecting

		SG-704	D05: Main Concourse Directional @ Stair/Escalator Landing

		SG-705	D06: Concourse Directional Suspended W/Ceiling

		SG-706	D07: Main Concourse Directional @ Stair

Monday, December 17, 2012	Page 56 of 57

FOR REFERENCE ONLY

Addendum #1 Exhibit B
Type	Discipline
		Drawing No	Drawing Type	Drawing Name

		SG-707	D08: Concourse Directional Suspended W/O Ceiling

		SG-708	D09: Directory Map

		SG-712	D101: Hospitality Level Concourse Directional Suspended

		SG-714	D103: Suite Level Directional Suspended

		SG-802	G03: Wall Graphics - Hospitality A

		SG-803	G04: Wall Graphics - Hospitality B

		SG-804	G05 - Sponsor Banner @ Crossbracing

		SG-805	G06: Injector 1 Exterior Sponsor Graphics

		SG-806	G07: Injector 2 Exterior Sponsor Graphics

		SG-809	G10: Injector 5 Exterior Sponsor Graphics

		SG-811	G12: Wall Graphics - Escalator Wall

		SG-812	G13: Sponsor Beam Wrap Element

		SG-813	G14: Injector Hanging Element (Level 2)

		SG-815	G16: Wall Graphics - Portal

		SG-900	R01-R05: Regulatory Sign Templates

		SG-901	R)6-R08: Regulatory Sign Templates

(157 detail records)

Total Items:    1976

Monday, December 17, 2012	Page 57 of 57

FOR REFERENCE ONLY

PROJECT MANUAL

DATED DECEMBER 14, 2012

(50% CD ISSUE)

(Not Attached)

(Incorporated by Reference)

Each Party has signed and dated the Cover Page only of 4 sets:

2 sets for each Party

One complete set of Project Manual will be signed by the parties and retained by Owner.

(19/16457/328)	PART 2 AGREEMENT - ADDENDUM #1 - EXHIBIT “C”

PROJECT CRITERIA

DATED APRIL 8, 2013

*	Portions of this exhibit indicated by an asterisk have been omitted pursuant to a request for confidential treatment. The material has been filed separately with the commission.

(19/16457/328)	PART 2 AGREEMENT - ADDENDUM #1 - EXHIBIT “D” *

PART 2- ADDENDUM #1

EXHIBIT D

DIS Project Criteria 04/08/2013

Unit

Seating

Total	101,800 seats

Toilets

Concessions- (equalivancy POS numbers, not based on actual point of sale equipment quantities).

Food Service Operations

Retail

3rd Party Carts- (Food/Beverage and Merchandise)

Press and Media

Hospitality Chalets

Escalators	40 escalators

Elevators

Total	16 elevators

Care Center

Injectors

Gates

(INTENTIONALLY OMITTED)

(19/16457/328)	PART 2 AGREEMENT - ADDENDUM #1 - EXHIBIT “E”

MAKE READY/RACE READY MATRIX

REVISED DECEMBER 1, 2012

*	Portions of this exhibit indicated by an asterisk have been omitted pursuant to a request for confidential treatment. The material has been filed separately with the commission.

(19/16457/328)	PART 2 AGREEMENT - ADDENDUM #1 - EXHIBIT “F” *

BMC’S CLARIFICATIONS AND QUALIFICATIONS

DATED APRIL 10, 2013

(MODIFIED BY OWNER JUNE 12, 2013)

*	Portions of this exhibit indicated by an asterisk have been omitted pursuant to a request for confidential treatment. The material has been filed separately with the commission.

(19/16457/328)	PART 2 AGREEMENT - ADDENDUM #1 - EXHIBIT “G” *

Clarifications and Qualifications

Daytona International Speedway - Grandstand Replacement

ADDENDUM #1 – EXHIBIT “G”

Clarifications and Qualifications

Daytona International Speedway - Grandstand Replacement

2

Clarifications and Qualifications

Daytona International Speedway - Grandstand Replacement

3

Clarifications and Qualifications

Daytona International Speedway - Grandstand Replacement

4

Clarifications and Qualifications

Daytona International Speedway - Grandstand Replacement

5

Clarifications and Qualifications

Daytona International Speedway - Grandstand Replacement

6

Clarifications and Qualifications

Daytona International Speedway - Grandstand Replacement

7

Clarifications and Qualifications

Daytona International Speedway - Grandstand Replacement

8

Clarifications and Qualifications

Daytona International Speedway - Grandstand Replacement

9

Clarifications and Qualifications

Daytona International Speedway - Grandstand Replacement

10

Clarifications and Qualifications

Daytona International Speedway - Grandstand Replacement

11

Clarifications and Qualifications

Daytona International Speedway - Grandstand Replacement

12

ADDITIONAL ITEMS INCLUDED IN THE CONTRACT SUM

(REVISED MARCH 15, 2013)

*	Portions of this exhibit indicated by an asterisk have been omitted pursuant to a request for confidential treatment. The material has been filed separately with the commission.

(19/16457/328)	PART 2 AGREEMENT - ADDENDUM #1 - EXHIBIT “H” *

SCOPE REDUCTION CONCEPTS

DATED MARCH 29, 2013 (33 pages)

*	Portions of this exhibit indicated by an asterisk have been omitted pursuant to a request for confidential treatment. The material has been filed separately with the commission.

(19/16457/328)	PART 2 AGREEMENT - ADDENDUM #1 - EXHIBIT “I” *

PROJECT RENDERINGS

DATED FEBRUARY 26, 2013 (14 pages)

*	Portions of this exhibit indicated by an asterisk have been omitted pursuant to a request for confidential treatment. The material has been filed separately with the commission.

(19/16457/328)	PART 2 AGREEMENT - ADDENDUM #1 - EXHIBIT “J” *

LOW VOLTAGE SCOPE OF WORK

*	Portions of this exhibit indicated by an asterisk have been omitted pursuant to a request for confidential treatment. The material has been filed separately with the commission.

(19/16457/328)	PART 2 AGREEMENT - ADDENDUM #1 - EXHIBIT “K” *

Included in Barton Malow Scope

Excluded from Barton Malow Scope

(19/16457/342)

SEATING MANIFEST

*	Portions of this exhibit indicated by an asterisk have been omitted pursuant to a request for confidential treatment. The material has been filed separately with the commission.

(19/16457/328)	PART 2 AGREEMENT - ADDENDUM #1 - EXHIBIT “L” *

List of Design-Builder’s Project Executives, Project Managers and Superintendants Initially Assigned to the Project

Dave Price, Vice President, Officer in Charge

Len Moser, Vice President, Crew Chief

John Dobbins, Director of Field Operations

Jason McFadden, Director of Management

Mark Schlickau, Contracts Manager – Demolition & Superstructure

Kelly Stahley, Contracts Manager – Enclosure & Interiors

Michael Kotait, Contracts Manager – Civil/MEP/FP/LV&KE

Doug Gorman, Sr. Superintendent East

Tedd Stately, Sr. Superintendent West

(19/16457/328)	PART 2 AGREEMENT - ADDENDUM #1 - EXHIBIT “M”

INITIAL SCHEDULE OF VALUES

[Exhibit “N” shall be delivered by Design-Builder to Owner within 5 days after approval of the Part 2 Agreement by International Speedway Corporation’s Board of Directors.]

(19/16457/328)	PART 2 AGREEMENT - ADDENDUM #1 - EXHIBIT “N”

Document A141™ – 2004 Exhibit A

Terms and Conditions

for the following PROJECT:

(Name and location or address)

Daytona Speedway Frontstretch Grandstands Project

at Daytona International Speedway

Daytona Beach, Florida

THE OWNER:

(Name and location)

DAYTONA INTERNATIONAL SPEEDWAY, LLC

One Daytona Boulevard

Daytona Beach, Florida 32114

THE DESIGN-BUILDER:

(Name and location)

BARTON MALOW COMPANY

5337 Millenia Lakes Boulevard, Suite 235

Orlando, Florida 32839

ADDITIONS AND DELETIONS:

The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added Information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

Throughout this Exhibit “A” (Terms and Conditions), the terms “Design-Build Contract”, “Part 2 Agreement”, “the Agreement” and “this Agreement” are used interchangeably.	Consultation with an attorney is also encouraged with respect to professional licensing requirements in the jurisdiction where the Project is located.
June 13, 2013 PART 2 AGREEMENT – EXHIBIT “A”

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:29:07 on 06/14/2013 under Order No.0739094044_1 which expires on 06/23/2013, and is not for resale.		1
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TABLE OF ARTICLES

A.1	GENERAL PROVISIONS

A.2	OWNER

A.3	DESIGN-BUILDER

A.4	DISPUTE RESOLUTION

A.5	AWARD OF CONTRACTS

A.6	CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

A.7	CHANGES IN THE WORK

A.8	TIME

A.9	PAYMENTS AND COMPLETION

A.10	PROTECTION OF PERSONS AND PROPERTY

A.11	INSURANCE AND BONDS [See page 1 of A141-2004 Agreement concerning “Addendum”]

A.12	UNCOVERING AND CORRECTION OF WORK

A.13	MISCELLANEOUS PROVISIONS

A.14	TERMINATION OR SUSPENSION OF THE DESIGN-BUILD CONTRACT

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:29:07 on 06/14/2013 under Order No.0739094044_1 which expires on 06/23/2013, and is not for resale.		2
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ARTICLE A.1	GENERAL PROVISIONS

§ A.1.1 BASIC DEFINITIONS

§ A.1.1.1 THE DESIGN-BUILD DOCUMENTS

The Design-Build Documents are identified in Section 1.1 of the Agreement.

§ A.1.1.2 PROJECT CRITERIA

The Project Criteria are identified in Section 8.1.3 of the Agreement and may describe the character, scope, relationships, forms, size and appearance of the Project, materials and systems and, in general, their quality levels, performance standards, requirements or criteria, and major equipment layouts. In the event of a conflict in the 100% Construction Documents as defined in Section A.1.1.9 below and the Project Criteria, the 100% Construction Documents approved in writing by the Owner shall control.

§ A.1.1.3 ARCHITECT

The Architect is the person lawfully licensed to practice architecture or an entity lawfully practicing architecture identified as such in the Agreement and having a direct contract with the Design-Builder to perform design services for all or a portion of the Work, and is referred to throughout the Design-Build Documents as if singular in number. The term ‘‘Architect” means the Architect or the Architect’s authorized representative.

§ A.1.1.4 CONTRACTOR

A Contractor is a person or entity, other than the Architect, that has a direct contract with the Design-Builder to perform all or a portion of the construction required in connection with the Work. The term “Contractor” is referred to throughout the Design-Build Documents as if singular in number and means a Contractor or an authorized representative of the Contractor. The term “Contractor” does not include a separate contractor, as defined in Section A.6.1.2, or subcontractors of a separate contractor.

§ A.1.1.5 SUBCONTRACTOR

A Subcontractor is a person or entity who has a direct contract with a Contractor to perform a portion of the construction required in connection with the Work at the site. The term “Subcontractor” is referred to throughout the Design-Build Documents as if singular in number and means a Subcontractor or an authorized representative of the Subcontractor.

§ A.1.1.6 THE WORK

The term “Work” means the design, construction and services required by the Design-Build Documents, whether completed or partially completed, and includes all other labor, materials, equipment and services provided or to be provided by the Design-Builder to fulfill the Design-Builder’s obligations. The Work may constitute the whole or a part of the Project.

§ A.1.1.7 THE PROJECT

The Project is the total design and construction of which the Work performed under the Design-Build Documents may be the whole or a part, and which may include design and construction by the Owner or by separate contractors.

§ A.1.1.8 NEUTRAL

(Intentionally Omitted).

§ A.1.1.9 CONSTRUCTION DOCUMENTS. The term “100% Construction Documents” means the drawings and specifications illustrating and describing in detail the quality, levels of materials and systems and other requirements for the construction of the Work (a) required to be prepared by the Design-Builder pursuant to this Agreement, (b) signed and sealed by Design-Builder’s Architect, (c) submitted to the local jurisdiction, and (d) upon which the building permit for the Project is obtained.

§ A.1.2 COMPLIANCE WITH APPLICABLE LAWS

§ A.1.2.1 If the Design-Builder believes that implementation of any instruction received from the Owner would cause a violation of any applicable law, statute, ordinance, building code, rule or regulation, the Design-Builder shall notify the Owner in writing. Neither the Design-Builder nor any Contractor or Architect shall be obligated to perform any act which they believe will violate any applicable law, ordinance, rule or regulation.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:29:07 on 06/14/2013 under Order No.0739094044_1 which expires on 06/23/2013, and is not for resale.		3
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§ A.1.2.2 The Design-Builder shall be entitled to rely on the completeness and accuracy of the information contained in the Project Criteria (unless Design-Builder knew or should have known that the information was inaccurate), but not that such information complies with applicable laws, regulations and codes, which shall be the obligation of the Design-Builder to determine, In the event that a specific requirement of the Project Criteria conflicts with applicable laws, regulations and codes, the Design-Builder shall furnish Work which complies with such laws, regulations and codes. In such case, the Owner shall issue a Change Order to the Design-Builder unless the Design-Builder recognized such non-compliance prior to execution of this Agreement and failed to notify the Owner.

§ A.1.2.3 The Design-Builder shall review laws, codes, and regulations applicable to the Design-Builder’s Work and to the Project. The Design-Builder’s design and Construction Documents shall comply with all applicable laws, codes and regulations in effect at the time the documents are prepared, including the Occupational Safety and Health Administration Act of 1970 (OSHA). Specifically and without limitation to any other obligations set forth in this Agreement, the Design-Builder acknowledges that Title III of the Americans with Disabilities Act of 2010 and the Florida Accessibility Code and the regulations promulgated by the Attorney General to implement the Act (collectively “the ADA”) is a legal requirement applicable to the Project. The Design-Builder agrees that it, and not the Owner, bears responsibility for compliance with the ADA, and that the Owner’s approval of design and Construction Documents does not constitute an opinion or representation by the Owner that the documents comply with the ADA. The Owner understands that the design standards under the ADA and analogous state and local statutes are still evolving. Further, the Owner acknowledges that the requirements of the ADA will be subject to various and possibly contradictory interpretations. The Design-Builder, therefore, will use its reasonable professional efforts, expertise and judgment to interpret applicable ADA requirements as they apply to design of the Project and shall inform the Owner of possibly contradictory interpretations of which the Design-Builder is aware. The Design-Builder does not warrant or guarantee that the Owner’s project will comply with all interpretations of the ADA requirements and/or requirements of other federal, state and local laws, rules, codes, ordinances and regulations, including the Occupational Safety and Health Administration Act of 1970 (OSHA), as they apply to the Project. To the extent that the damages, costs or fees are caused by the Design-Builder’s negligent acts, errors or omissions, the Design-Builder will defend, indemnify and hold the Owner harmless for damages, costs and fees incurred as the result of the Design-Builder’s negligent act, error or omission in failing to comply with the ADA or any other laws, codes or regulations, except that the Design-Builder shall not be responsible if any aspect of the design does not conform to the ADA if the claim for the non-conformance arises by virtue of new interpretations by the Attorney General, Department of Justice, U.S. Equal Employment Opportunity Commission, State of Florida or a court of law made after the preparation of 100% Construction Documents. Design-Builder’s 100% Construction Documents shall indicate that the 100% Construction Documents comply with all ADA requirements at time of execution of this Agreement based on Design-Builder’s professional opinion after utilizing Design-Builder’s reasonable professional efforts.

§ A.1.2.4 The Design-Builder shall maintain the confidentiality of information specifically designated as confidential by the Owner, unless withholding such information would violate the law, create the risk of significant harm to the public or prevent the Design-Builder from establishing a claim or defense in an adjudicatory proceeding. The Design-Builder shall require of the Design-Builder’s Contractors, Subcontractors and consultants similar agreements to maintain the confidentiality of information required by Exhibit “G”. Design-Builder agrees to the provisions contained in the Confidentiality Agreement attached as Exhibit “G” and shall obtain executed Confidentiality Agreements from Design-Builder’s Contractors, Subcontractors and consultants in the form attached as Exhibit “G”.

§ A.1.2.5 Except with the Owner’s knowledge and consent, the Design-Builder shall not engage in any activity, or accept any employment, interest or contribution that would reasonably appear to compromise the Design-Builder’s professional judgment with respect to this Project.

§ A.1.3 CAPITALIZATION

§ A.1.3.1 Terms capitalized in these Terms and Conditions include those which are (1) specifically defined, (2) the titles of numbered articles and identified references to sections in the document, or (3) the titles of other documents published by the American Institute of Architects.

§ A.1.4 INTERPRETATION

§ A.1.4.1 In the interest of brevity, the Design-Build Documents frequently omit modifying words such as “all” and “any” and articles such as “the” and “an,” but the fact that a modifier or an article is absent from one statement and appears in another is not intended to affect the interpretation of either statement.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:29:07 on 06/14/2013 under Order No.0739094044_1 which expires on 06/23/2013, and is not for resale.		4
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§ A.1.4.2 Unless otherwise stated in the Design-Build Documents, words which have well-known technical or construction industry meanings are used in the Design-Build Documents in accordance with such recognized meanings.

§ A.1.5 EXECUTION OF THE DESIGN-BUILD DOCUMENTS

§ A.1.5.1 The Design-Build Documents shall be signed by the Owner and Design-Builder.

§ A.1.5.2 Execution of the Design-Build Contract by the Design-Builder is a representation that the Design-Builder has visited the site, become generally familiar with local conditions under which the Work is to be performed and correlated personal observations with requirements of the Design-Build Documents.

§ A.1.6 OWNERSHIP AND USE OF DOCUMENTS AND ELECTRONIC DATA

(Paragraph deleted)

§ A,1.6.1 Design-Builder shall provide to the Owner two (2) copies of all electronic drawing files of all as-built drawings in a format compatible with the AutoCAD release version designated by Owner. This shall include an organized, rational file/drawing naming system that refers directly to the actual hard copy drawings. For example, drawings shall be named A-1.dwg, A-2.dwg, M-1.dwg, M-2.dwg etc. Each drawing file shall be processed through AutoCad’s XREF Manager utilizing the “bind process” prior to submittal to the Owner to combine the files and eliminate the need for attached files. Text documents such as specification books shall be presented in Microsoft Word or pdf format. Such electronic files shall be delivered to the Owner within ten (10) days after requested by the Owner or, if not specifically requested, prior to final payment from Owner.

§ A.1.6.2 All records, documents, drawings, notes, tracings, plans, computer aided design (CAD) files, specifications, maps, models, presentations, evaluations, reports and other technical data and schematics, including those in electronic or other form, prepared or developed by or for Design-Builder, or otherwise provided to Owner, pursuant to this Agreement shall be “Instruments of Service.” All Instruments of Service, and all copies of Instruments of Service, shall be works made for hire or, to the extent they are not works made for hire, shall be deemed to be works made for hire, such that Owner shall own all rights title and interest in and to all Instruments of Service, including copyrights, performance rights and moral rights. Upon fixation of any such Instruments of Service, all rights, including any copyrights, performance rights, and moral rights in or to the Instruments of Service that Design-Builder or its subconsultants possess or may possess, now or in the future, shall be deemed assigned to Owner, whether a written assignment is executed or not. Neither Design-Builder nor its subconsultants shall claim rights adverse to Owner with respect to any such Instruments of Service and Design-Builder hereby agrees and represents that neither Design-Builder, nor its subconsultants shall copy, reproduce or perform any Instruments of Service for itself or any person other than Owner, but Design-Builder may retain electronic files and a reproducible copy of the Instruments of Service for its records. Design-Builder shall obtain written assignments from its subconsultants to Owner of any and all common law, statutory and other reserved rights, including copyrights and performance rights, in and to all Instruments of Service created in connection with the Project in which the subconsultants have or may have such rights. Design-Builder hereby represents that all Instruments of Service, architectural works, or other works developed, authored, or provided to Owner pursuant to this Agreement shall be original in the Design-Builder or the Design-Builder’s subconsultants, or in the public domain, or shall be developed, authored, or provided to Owner pursuant to a valid, enforceable and appropriate assignment or license and shall not infringe any copyright, trademark, patent or other intellectual property right of any third party. To the extent any services rendered by or for Design-Builder pursuant to this Agreement result in Owner receiving any license or sublicense to any intellectual property, implied or otherwise, Design-Builder covenants and agrees that Design-Builder has the right to grant such license or sublicense and that such license or sublicense shall be an irrevocable, perpetual, fully-paid-up, royalty-free, worldwide license to reproduce, create derivatives of, perform, distribute, and otherwise use such intellectual property without restriction of any kind, including use by any replacement architects, contractors or engineers retained by Owner to complete the design or construction of the Project. Any such license or sublicense shall continue even in the event this Agreement is terminated for any reason. To the fullest extent permitted by law, Design-Builder shall indemnify, defend, protect and hold harmless Owner, the Additional Insureds as defined in Section A.11.2.1 and their respective officers, directors, members, agents, consultants or employees of any of them, from and against all costs, damages, losses and expenses, including but not limited to attorneys’ fees and paralegals’ fees, arising out of, or resulting from, any claim by any third party asserting that any license or sublicense granted by Design-Builder or any Instruments of Service developed or authored by Design-Builder or Design-Builder’s subconsultants, or provided to Owner by Design-Builder, pursuant to this Agreement infringes any intellectual property right, including without limitation copyright, of any person. Notwithstanding the foregoing, Design-Builder and its subconsultants and

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:29:07 on 06/14/2013 under Order No.0739094044_1 which expires on 06/23/2013, and is not for resale.		5
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subcontractors may retain co-ownership rights with Owner in any standard details or design documents not specifically prepared for this Project. The Owner shall release and Indemnify the Design-Builder, its officers, shareholders, employees, agents, successors, assigns, its design consultants, and other persons retained by the Design-Builder to provide services on the Project from all losses, claims, demands, liabilities, injuries, damages and expenses (including, without limitation, consequential, indirect, special or punitive damages, economic loss claims and reasonable attorneys’ fees and other defense costs and expenses) that Design-Builder incurs by reason of injury or damage sustained to any person or property arising out of the Owner’s use of the Instruments of Service for design or construction beyond the scope of this Agreement for this Project, including, but not limited to, any of the Owner’s other projects without Design-Builder’s involvement. The parties agree that the transfer of ownership of the Instruments of Service by the Design-Builder to the Owner represents good and adequate consideration to the Owner for this indemnification. Prior to any use or distribution to third parties of the Instruments of Service, the Owner shall remove or otherwise conceal the Design-Builder’s name, seal, stamp and/or other identifying information of indicia of authorship.

§ A.1.6.3 The Design-Builder’s submission or distribution of documents for the purpose of performing Project requirements or for compliance with governmental requirements or similar purposes in connection with the Project is not prohibited by this Paragraph A.1.6.

(Paragraphs deleted)

ARTICLE A.2 OWNER

§ A.2.1 GENERAL

§ A.2.1.1 The Owner is the person or entity identified as such in the Agreement and is referred to throughout the Design-Build Documents as if singular in number. The term “Owner” means the Owner or the Owner’s authorized representative. The Owner shall designate in writing a representative who shall have express authority to bind the Owner with respect to all Project matters requiring the Owner’s approval or authorization. The Owner shall render decisions in a timely manner and in accordance with the Design-Builder’s schedule submitted to the Owner.

§ A.2.1.2 The Owner shall furnish to the Design-Builder within 15 days after receipt of a written request information necessary and relevant for the Design-Builder to evaluate, give notice of or enforce construction lien rights. Such information shall include a correct statement of the record legal title to the property on which the Project is located, usually referred to as the site, and the Owner’s interest therein.

§ A.2.2 INFORMATION AND SERVICES REQUIRED OF THE OWNER

§ A.2.2.1 Information or services required of the Owner by the Design-Build Documents shall be furnished by the Owner with reasonable promptness. Any other information or services relevant to the Design-Builder’s performance of the Work under the Owner’s control shall be furnished by the Owner after receipt from the Design-Builder of a written request for such information or services.

§ A.2.2.2 The Owner shall provide, to the extent available, existing surveys, if not required by the Design-Build Documents to be provided by the Design-Builder, describing physical characteristics, legal limitations, and utility locations for the site of this Project, and a written legal description of the site, The surveys and legal information shall include, as applicable, grades and lines of streets, alleys, pavements, and adjoining property and structures; adjacent drainage; rights-of-way, restrictions, easements, encroachments, zoning, deed restriction, boundaries, and contours of the site; locations, dimensions, and necessary data pertaining to existing buildings, other improvements and trees; and information concerning available utility services and lines, both public and private, above and below grade, including inverts and depths. All the information on the survey shall be referenced to a Project benchmark. Design-Builder shall be responsible for obtaining updated or additional surveys at Design-Builder’s expense if in the opinion of Design-Builder updated or additional surveys are needed or desirable.

§ A.2.2.3 The Owner shall provide, to the extent available to the Owner and if not required by the Design-Build Documents to be provided by the Design-Builder, the results and reports of prior tests, inspections or investigations conducted for the Project involving structural or mechanical systems, chemical, air and water pollution, hazardous materials or environmental and subsurface conditions and information regarding the presence of pollutants at the Project site. Design-Builder shall be responsible for obtaining updated or additional results and reports at Design-Builder’s expense if in the opinion of Design-Builder updated or additional results and reports are needed or desirable.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:29:07 on 06/14/2013 under Order No.0739094044_1 which expires on 06/23/2013, and is not for resale.		6
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§ A.2.2.4 The Owner may obtain independent review of the Design-Builder’s design, construction and other documents by a separate architect, engineer, and contractor or cost estimator under contract to or employed by the Owner. Such independent review shall be undertaken at the Owner’s expense in a timely manner and shall not delay the orderly progress of the Work.

§ A.2.2.5 The Owner shall cooperate with the Design-Builder in securing building and other permits, licenses and inspections. The Owner shall not be required to pay the fees for such permits, licenses and inspections unless the cost of such fees is excluded from the responsibility of the Design-Builder under the Design-Build Documents.

§ A.2.2.6 Except as to concealed conditions not reasonably ascertainable by the Design-Builder, the surveys and reports required to be provided by the Owner under Sections A.2.2 and A.2.2.3, as well as those referenced in Section A.4.1.4, are furnished by the Owner for Design-Builder’s information only and Owner does not warrant or guarantee the completeness or accuracy of any such surveys or reports in any way.

§ A.2.2.7 If the Owner observes or otherwise becomes aware of a fault or defect in the Work or non-conformity with the Design-Build Documents, the Owner shall give prompt written notice thereof to the Design-Builder.

§ A.2.2.8 The Owner shall, at the request of the Design-Builder, prior to execution of the Design-Build Contract and promptly upon request thereafter, furnish to the Design-Builder reasonable evidence that financial arrangements have been made to fulfill the Owner’s obligations under the Design-Build Documents.

§ A.2.2.9 The Owner shall communicate through the Design-Builder with persons or entities employed or retained by the Design-Builder, unless otherwise directed by the Design-Builder.

§ A.2.2.10 The Design-Builder shall furnish at Design-Builder’s expense the services of geotechnical engineers or other consultants, to be paid by the Design-Builder, for subsoil, air and water conditions when such services are deemed reasonably necessary by the Design-Builder to properly carry out the design services provided by the Design-Builder and the Design-Builder’s Architect. Such services may include, but are not limited to, test borings, test pits, determinations of soil bearing values, percolation tests, evaluations of hazardous materials, ground corrosion and resistivity tests, and necessary operations for anticipating subsoil conditions. The services of geotechnical engineer(s) or other consultants shall include preparation and submission of all appropriate reports and professional recommendations.

§ A.2.2.11 The Owner shall promptly obtain easements, zoning variances, and legal authorizations regarding site utilization where essential to the execution of the Owner’s program.

§ A.2.3 OWNER REVIEW AND INSPECTION

§ A.2.3.1 The Owner shall review and approve or take other appropriate action upon the Design-Builder’s submittals, including but not limited to design and construction documents, required by the Design-Build Documents, but only for the limited purpose of checking for conformance with information given and the design concept expressed in the Design-Build Documents. The Owner’s action shall be taken with such reasonable promptness as to cause no delay in the Work or in the activities of the Design-Builder or separate contractors. Review of such submittals is not conducted for the purpose of determining the accuracy and completeness of other details, such as dimensions and quantities, or for substantiating instructions for installation or performance of equipment or systems, all of which remain the responsibility of the Design-Builder as required by the Design-Build Documents.

§ A.2.3.2 Upon review of the design documents, construction documents, or other submittals required by the Design-Build Documents, the Owner shall take one of the following actions:

.1	Determine that the documents or submittals are in conformance with the Design-Build Documents and approve them.

.2	Determine that the documents or submittals are in conformance with the Design-Build Documents but request changes in the documents or submittals which shall be implemented by a Change in the Work.

.3	Determine that the documents or submittals are not in conformity with the Design-Build Documents and reject them.

.4	Determine that the documents or submittals are not in conformity with the Design-Build Documents, but accept them by implementing a Change in the Work.

.5	Determine that the documents or submittals are not in conformity with the Design-Build Documents, but accept them and request changes in the documents or submittals which shall be implemented by a Change in the Work.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:29:07 on 06/14/2013 under Order No.0739094044_1 which expires on 06/23/2013, and is not for resale.		7
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§ A.2.3.3 The Design-Builder shall submit to the Owner for the Owner’s approval, pursuant to Section A.2.3.1, any proposed change or deviation to previously approved documents or submittals. The Owner shall review each proposed change or deviation to previously approved documents or submittals which the Design-Builder submits to the Owner for the Owner’s approval with reasonable promptness in accordance with Section A.2.3.1 and shall make one of the determinations described in Section A.2.3.2.

§ A.2.3.4 Notwithstanding the Owner’s responsibility under Section A.2.3.2, the Owner’s review and approval of the Design-Builder’s documents or submittals shall not relieve the Design-Builder of responsibility for compliance with the Design-Build Documents unless a) the Design-Builder has notified the Owner in writing of the deviation prior to approval by the Owner or, b) the Owner has approved a Change in the Work reflecting any deviations from the requirements of the Design-Build Documents.

§ A.2.3.5 The Owner may visit the site to keep informed about the progress and quality of the portion of the Work completed. However, the Owner shall not be required to make exhaustive or continuous on-site inspections to check the quality or quantity of the Work. Visits by the Owner shall not be construed to create an obligation on the part of the Owner to make on-site inspections to check the quantity or quality of the Work. The Owner shall neither have control over or charge of, nor be responsible for, the construction means, methods, techniques, sequences or procedures, or for the safety precautions and programs in connection with the Work, since these are solely the Design-Builder’s rights and responsibilities under the Design-Build Documents, except as provided in Section A.3.3.7.

§ A.2.3.6 The Owner shall not be responsible for the Design-Builder’s failure to perform the Work in accordance with the requirements of the Design-Build Documents. The Owner shall not have control over or charge of and will not be responsible for acts or omissions of the Design-Builder, Architect, Contractors, or their agents or employees, or any other persons or entities performing portions of the Work for the Design-Builder.

§ A.2.3.7 The Owner may reject Work that does not conform to the Design-Build Documents. Whenever the Owner considers it necessary or advisable, the Owner shall have authority to require inspection or testing of the Work in accordance with Section A.13.5.2, whether or not such Work is fabricated, installed or completed. However, neither this authority of the Owner nor a decision made in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility of the Owner to the Design-Builder, the Architect, Contractors, material and equipment suppliers, their agents or employees, or other persons or entities performing portions of the Work.

§ A.2.3.8 The Owner may appoint an on-site project representative to observe the Work and to have such other responsibilities as the Owner desires.

§ A.2.3.9 The Owner may conduct inspections to confirm or determine the date or dates of Substantial Completion and the date of final completion are being met by Design-Builder.

§ A.2.4 OWNER’S RIGHT TO STOP WORK

§ A.2.4.1 If the Design-Builder fails to correct Work which is not in accordance with the requirements of the Design-Build Documents as required by Section A.12.2 or persistently fails to carry out Work in accordance with the Design-Build Documents, the Owner may issue a written order to the Design-Builder to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the right of the Owner to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Design-Builder or any other person or entity, except to the extent required by Section A.6.1.3.

§ A.2.5 OWNER’S RIGHT TO CARRY OUT THE WORK

§ A.2.5.1 If the Design-Builder defaults or neglects to carry out the Work in accordance with the Design-Build Documents and fails within a seven-day period after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may after such seven-day period give the Design-Builder a second written notice to correct such deficiencies within a three-day period. If the Design-Builder within such three-day period after receipt of such second notice fails to commence and continue to correct any deficiencies, the Owner may, without prejudice to other remedies the Owner may have, correct such

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deficiencies. In such case, an appropriate Change Order shall be issued deducting from payments then or thereafter due the Design-Builder the reasonable cost of correcting such deficiencies. If payments due the Design-Builder are not sufficient to cover such amounts, the Design-Builder shall pay the difference to the Owner.

ARTICLE A.3 DESIGN-BUILDER

§ A.3.1 GENERAL

§ A.3.1.1 The Design-Builder is the person or entity identified as such in the Agreement and is referred to throughout the Design-Build Documents as if singular in number. The Design-Builder may be an architect or other design professional, a construction contractor, a real estate developer or any other person or entity legally permitted to do business as a design-builder in the location where the Project is located. The term “Design-Builder” means the Design-Builder or the Design-Builder’s authorized representative. The Design-Builder’s representative is authorized to act on the Design-Builder’s behalf with respect to the Project.

§ A.3.1.2 The Design-Builder shall perform the Work in accordance with the Design-Build Documents.

§ A.3.2 DESIGN SERVICES AND RESPONSIBILITIES

§ A.3.2.1 When applicable law requires that services be performed by licensed professionals, the Design-Builder shall provide those services through the performance of qualified persons or entities duly licensed to practice their professions. The Owner understands and agrees that the services performed by the Design-Builder’s Architect and the Design-Builder’s other design professionals and consultants are undertaken and performed in the sole interest of and for the exclusive benefit of the Design-Builder.

§ A.3.2.2 The agreements between the Design-Builder and Architect or other design professionals identified in the Agreement including the Novation Agreement attached as Exhibit “J” and in any subsequent Modifications, shall be in writing. These agreements, including services and financial arrangements with respect to this Project, shall be promptly and fully disclosed to the Owner upon the Owner’s written request.

§ A.3.2.3 The Design-Builder shall be responsible to the Owner for acts and omissions of the Design-Builder’s employees, Architect, Contractors, Subcontractors and their agents and employees, and other persons or entities, including the Architect and other design professionals, performing any portion of the Design-Builder’s obligations under the Design-Build Documents.

§ A.3.2.4 The Design-Builder shall carefully study and compare the Design-Build Documents, materials and other information provided by the Owner pursuant to Section A.2.2, shall take field measurements of any existing conditions related to the Work, shall observe any conditions at the site affecting the Work, and report promptly to the Owner any errors, inconsistencies or omissions discovered.

§ A.3.2.5 The Design-Builder shall provide to the Owner for Owner’s written approval design documents sufficient to establish the size, quality and character of the Project; its architectural, structural, mechanical and electrical systems; and the materials and such other elements of the Project to the extent required by the Design-Build Documents. Deviations, if any, from the Design-Build Documents shall be disclosed to and approved by the Owner in writing which approval shall not be unreasonably withheld, conditioned or delayed.

§ A.3.2.6 Upon the Owner’s written approval of the design documents submitted by the Design-Builder, the Design-Builder shall provide construction documents for review and written approval by the Owner. The construction documents shall set forth in detail the requirements for construction of the Project. The construction documents shall include drawings and specifications that establish the quality levels of materials and systems required. Deviations, if any, from the Design-Build Documents shall be disclosed in writing. Construction documents may include drawings, specifications, and other documents and electronic data setting forth in detail the requirements for construction of the Work, and shall:

.1	be consistent with the approved design documents;

.2	provide information for the use of those in the building trades; and

.3	include documents customarily required for regulatory agency approvals.

§ A.3.2.6.1 Attached to the Agreement as Exhibit “C” to Addenum #1 is the Design-Builder’s Project Manual representing fifty percent (50%) completion of the 100% Construction Documents. Design-Builder acknowledges and agrees that it is required to update and complete the 50% Project Manual and incorporate the further development

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to obtain completion of the 100% Construction Documents. All such further development of the Project Manual is subject to Owner’s prior written approval and Design-Builder represents and warrants to the Owner that in no event will any further development to the Project Manual requested by Design-Builder require any additional costs to the Owner, unless otherwise expressly agreed to by Owner in writing and in its sole discretion. Further, Design-Builder represents and warrants to Owner that the attached Project Manual is, and that all further development up to and including the 100% completed Project Manual will be, consistent with the Project Criteria and the other terms and conditions of the Design-Build Documents. Design-Builder agrees to make any changes to the Project Manual requested by Owner if at any time Owner determines the Project Manual is inconsistent with the Project Criteria or the terms of the Design-Build Documents. In no event shall the review or approval by Owner of the Project Manual or any further development thereto relieve the Design-Builder from any of its obligations or duties hereunder nor shall Owner incur any design liability with respect to the same, it being agreed that all such liability is to remain with the Design-Builder and the Architect.

§ A.3.2.7 The Design-Builder shall meet with the Owner periodically to review progress of the design and construction documents.

§ A.3.2.8 Upon the Owner’s written approval of construction documents, the Design-Builder, with the assistance of the Owner, shall prepare and file documents required to obtain necessary approvals of governmental authorities having jurisdiction over the Project.

§ A.3.2.9 The Design-Builder shall obtain from each of the Design-Builder’s professionals and furnish to the Owner certifications with respect to the documents and services provided by such professionals (a) that, to the best of their knowledge, information and belief, the documents or services to which such certifications relate (i) are consistent with the Project Criteria set forth in the Design-Build Documents, except to the extent specifically identified in such certificate, (ii) comply with applicable professional practice standards, and (iii) comply with applicable laws, ordinances, codes, rules and regulations governing the design of the Project; and (b) that the Owner and its consultants shall be entitled to rely upon the accuracy of the representations and statements contained in such certifications.

§ A.3.2.10 If the Owner requests the Design-Builder, the Architect or the Design-Builder’s other design professionals to execute certificates other than those required by Section A.3.2.9, the proposed language of such certificates shall be submitted to the Design-Builder, or the Architect and such design professionals through the Design-Builder, for review and negotiation at least 14 days prior to the requested dates of execution. Neither the Design-Builder, the Architect nor such other design professionals shall be required to execute certificates that would require knowledge, services or responsibilities beyond the scope of their respective agreements with the Owner or Design-Builder.

§ A.3.2.11 The Design-Builder shall provide coordination of construction performed by the Owner’s own forces or separate contractors employed by the Owner, and coordination of services required in connection with construction performed and equipment supplied by the Owner.

§ A.3.3 CONSTRUCTION

§ A.3.3.1 The Design-Builder shall perform no construction Work prior to the Owner’s review and approval of the construction documents. The Design-Builder shall perform no portion of the Work for which the Design-Build Documents require the Owner’s review of submittals, such as Shop Drawings, Product Data and Samples, until the Owner has approved each submittal.

§ A.3.3.2 The construction Work shall be in accordance with approved submittals, except that the Design-Builder shall not be relieved of responsibility for deviations from requirements of the Design-Build Documents by the Owner’s approval of design and construction documents or other submittals such as Shop Drawings, Product Data, Samples or other submittals unless the Design-Builder has specifically informed the Owner in writing of such deviation at the time of submittal and (1) the Owner has given written approval to the specific deviation as a minor change in the Work, or (2) a Change Order or Construction Change Directive has been issued authorizing the deviation. The Design-Builder shall not be relieved of responsibility for errors or omissions in design and construction documents or other submittals such as Shop Drawings, Product Data, Samples or other submittals by the Owner’s approval thereof.

§ A.3.3.3 The Design-Builder shall direct specific attention, in writing or on resubmitted design and construction documents or other submittals such as Shop Drawings, Product Data, Samples or similar submittals, to revisions other than those requested by the Owner on previous submittals. In the absence of such written notice, the Owner’s approval of a resubmission shall not apply to such revisions.

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§ A.3.3.4 When the Design-Build Documents require that a Contractor provide professional design services or certifications related to systems, materials or equipment, or when the Design-Builder in its discretion provides such design services or certifications through a Contractor, the Design-Builder shall cause professional design services or certifications to be provided by a properly licensed design professional, whose signature and seal shall appear on all drawings, calculations, specifications, certifications, Shop Drawings and other submittals prepared by such professional. Shop Drawings and other submittals related to the Work designed or certified by such professionals, if prepared by others, shall bear such design professional’s written approval. The Owner shall be entitled to rely upon the adequacy, accuracy and completeness of the services, certifications or approvals performed by such design professionals.

§ A.3.3.5 The Design-Builder shall be solely responsible for and have control over all construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work under the Design-Build Documents.

§ A.3.3.6 The Design-Builder shall keep the Owner informed of the progress and quality of the Work.

§ A.3.3.7 The Design-Builder shall be responsible for the supervision and direction of the Work, using the Design-Builder’s best skill and attention. If the Design-Build Documents give specific instructions concerning construction means, methods, techniques, sequences or procedures, the Design-Builder shall evaluate the jobsite safety thereof and, except as stated below, shall be fully and solely responsible for the jobsite safety of such means, methods, techniques, sequences or procedures. If the Design-Builder determines that such means, methods, techniques, sequences or procedures may not be safe, the Design-Builder shall give timely written notice to the Owner and shall not proceed with that portion of the Work without further written instructions from the Owner. If the Design-Builder is then instructed to proceed with the required means, methods, techniques, sequences or procedures without acceptance of changes proposed by the Design-Builder, the Owner shall be solely responsible for any resulting loss or damage.

§ A.3.3.8 The Design-Builder shall be responsible for inspection of portions of Work already performed to determine that such portions are in proper condition to receive subsequent Work.

§ A.3.4 LABOR AND MATERIALS

§ A.3.4.1 Unless otherwise provided in the Design-Build Documents, the Design-Builder shall provide or cause to be provided and shall pay for design services, labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation and other facilities and services necessary for proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work.

§ A.3.4.2 When a material is specified in the Design-Build Documents, the Design-Builder may make substitutions only with the consent of the Owner and, if appropriate, in accordance with a Change Order.

§ A.3.4.3 The Design-Builder shall enforce strict discipline and good order among the Design-Builder’s employees and other persons carrying out the Design-Build Contract. The Design-Builder shall not permit employment of unfit persons or persons not skilled in tasks assigned to them.

§ A.3.5 WARRANTY

§ A.3.5.1 The Design-Builder warrants to the Owner for a period of one year (and as to latent defects for a longer period if permitted by Florida law) after Substantial Completion of the entire Work that materials and equipment furnished under the Design-Build Documents will be of good quality and new unless otherwise required or permitted by the Design-Build Documents, that the Work will be free from defects not inherent in the quality required or permitted by law or otherwise, and that the Work will conform to the requirements of the Design-Build Documents. Work not conforming to these requirements, including substitutions not properly approved and authorized, may be considered defective. The Design-Builder’s warranty excludes remedy for damage or defect caused by abuse, modifications not executed by the Design-Builder, improper or insufficient maintenance, improper operation, or normal wear and tear and normal usage. If required by the Owner, the Design-Builder shall furnish satisfactory evidence as to the kind and quality of materials and equipment. This one year limitation of the warranty period shall

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not apply to latent defects which Owner discovers after the one year warranty period. The Owner expressly retains its right under this agreement and under Florida law to pursue claims for breach of warranty as to latent defects and breach of contract as to defective Work and Work not conforming with the Design-Build Documents. Likewise, the one year limitation on the warranty period shall not apply to express warranties provided by Design-Builder’s contractors, subcontractors, suppliers, manufacturers, fabricators and materialmen where such express warranties are longer than 1 year.

§ A.3.6 TAXES

§ A.3.6.1 The Design-Builder shall pay all sales, consumer, use and similar taxes for the Work provided by the Design-Builder which had been legally enacted on the date of the Agreement, whether or not yet effective or merely scheduled to go into effect.

§ A.3.7 PERMITS, FEES AND NOTICES

§ A.3.7.1 The Design-Builder shall secure and pay for building and other permits and governmental fees, licenses and inspections necessary for the proper execution and completion of the Work which are customarily secured after execution of the Design-Build Contract and which were legally required on the date the Owner accepted the Design-Builder’s proposal.

§ A.3.7.2 The Design-Builder shall comply with and give notices required by laws, ordinances, rules, regulations and lawful orders of public authorities relating to the Project.

§ A.3.7.3 It is the Design-Builder’s responsibility to ascertain that the Work is in accordance with applicable laws, ordinances, codes, rules and regulations.

§ A.3.7.4 If the Design-Builder performs Work contrary to applicable laws, ordinances, codes, rules and regulations, the Design-Builder shall assume responsibility for such Work and shall bear the costs attributable to correction.

§ A.3.8 ALLOWANCES

§ A.3.8.1 The Design-Builder shall include in the Contract Sum all allowances listed and described in Exhibit “L” of the Design-Build Documents.

§ A.3.8.2 Unless otherwise provided in Exhibit “L” (or unless inconsistent with Exhibit “L:” in which case Exhibit “L” is controlling) of the Design-Build Documents:

.1	allowances shall cover the cost to the Design-Builder of materials and equipment delivered at the site and all required taxes, less applicable trade discounts;

.2	Design-Builder’s costs for unloading and handling at the site, labor, installation costs, overhead, profit and other expenses contemplated for stated allowance amounts shall be included in the Contract Sum but not in the allowances; and

.3	whenever costs are more than or less than allowances, the Contract Sum shall be adjusted accordingly by Change Order. The amount of the Change Order shall reflect (1) the difference between actual costs and the allowances under Section A.3.8.2.1 and (2) changes in Design-Builder’s costs under Section A.3.8.2.2.

§ A.3.8.3 Materials and equipment under an allowance shall be selected by the Owner in sufficient time to avoid delay in the Work.

§ A.3.9 DESIGN-BUILDER’S SCHEDULES

§ A.3.9.1 The Design-Builder’s Contract Baseline Schedule for the Work is attached as Exhibit “B-1”. The “Project Schedule” described in Exhibit “B” shall be delivered to the Owner within 75 days from receipt by Design-Builder of Owner’s Notice to Proceed. The Project Schedule shall not exceed time limits and shall be in such detail as required under the Design-Build Documents, shall be revised at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project to the extent required by the Design-Build Documents, shall provide for expeditious and practicable execution of the Work and shall include allowances for periods of time required for the Owner’s review and for approval of submissions by authorities having jurisdiction over the Project and shall include the Owner’s Scheduled Events as defined in Exhibit “B-2”.

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§ A.3.9.2 The Design-Builder shall prepare and keep current a schedule of submittals required by the Design-Build Documents.

§ A.3,9.3 The Design-Builder shall perform the Work in general accordance with the Owner approved Project Schedule submitted to and approved in writing by the Owner, which approval shall not be unreasonably withheld, conditioned or delayed.

§ A.3.10 DOCUMENTS AND SAMPLES AT THE SITE

§ A.3.10.1 The Design-Builder shall maintain at the site for the Owner one record copy of the drawings, specifications, addenda, Change Orders and other Modifications, in good order and marked currently to record field changes and selections made during construction, and one record copy of approved Shop Drawings, Product Data, Samples and similar required submittals. These shall be delivered to the Owner upon completion of the Work.

§ A.3.11 SHOP DRAWINGS, PRODUCT DATA AND SAMPLES

§ A.3.11.1 Shop Drawings are drawings, diagrams, schedules and other data specially prepared for the Work by the Design-Builder or a Contractor, Subcontractor, manufacturer, supplier or distributor to illustrate some portion of the Work.

§ A.3.11.2 Product Data are illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information furnished by the Design-Builder to illustrate materials or equipment for some portion of the Work.

§ A.3.11.3 Samples are physical examples that illustrate materials, equipment or workmanship and establish standards by which the Work will be judged.

§ A.3.11.4 Shop Drawings, Product Data, Samples and similar submittals are not Design-Build Documents. The purpose of their submittal is to demonstrate for those portions of the Work for which submittals are required by the Design-Build Documents the way by which the Design-Builder proposes to conform to the Design-Build Documents.

§ A.3.11.5 The Design-Builder shall review for compliance with the Design-Build Documents and approve and submit to the Owner only those Shop Drawings, Product Data, Samples and similar submittals required by the Design-Build Documents with reasonable promptness and in such sequence as to cause no delay in the Work or in the activities of the Owner or of separate contractors.

§ A.3.11.6 By approving and submitting Shop Drawings, Product Data, Samples and similar submittals, the Design-Builder represents that the Design-Builder has determined and verified materials, field measurements and field construction criteria related thereto, or will do so, and has checked and coordinated the information contained within such submittals with the requirements of the Work and of the Design-Build Documents.

§ A.3.12 USE OF SITE

§ A.3.12.1 The Design-Builder shall confine operations at the site to areas permitted by law, ordinances, permits and the Design-Build Documents, and shall not unreasonably encumber the site with materials or equipment.

§ A.3.13 CUTTING AND PATCHING

§ A.3.13.1 The Design-Builder shall be responsible for cutting, fitting or patching required to complete the Work or to make its parts fit together properly.

§ A.3.13.2 The Design-Builder shall not damage or endanger a portion of the Work or fully or partially completed construction of the Owner or separate contractors by cutting, patching or otherwise altering such construction or by excavation. The Design-Builder shall not cut or otherwise alter such construction by the Owner or a separate contractor except with written consent of the Owner and of such separate contractor; such consent shall not be unreasonably withheld. The Design-Builder shall not unreasonably withhold from the Owner or a separate contractor the Design-Builder’s consent to cutting or otherwise altering the Work.

§ A.3.14 CLEANING UP

§ A.3.14.1 The Design-Builder shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under the Design-Build Contract. At completion of the Work, the Design-Builder shall remove from and about the Project waste materials, rubbish, the Design-Builder’s tools, construction equipment, machinery and surplus materials.

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§ A.3.14.2 If the Design-Builder fails to clean up as provided in the Design-Build Documents, the Owner may do so and the cost thereof shall be charged to the Design-Builder.

§ A.3.15 ACCESS TO WORK

§ A.3.15.1 The Design-Builder shall provide the Owner access to the Work in preparation and progress wherever located.

§ A.3.16 ROYALTIES, PATENTS AND COPYRIGHTS

§ A.3.16.1 The Design-Builder shall pay all royalties and license fees. The Design-Builder shall defend suits or claims for infringement of copyrights and patent rights and shall hold the Owner harmless from loss on account thereof unless such claims for infringement were the result of directives from the Owner.

§ A.3.17 INDEMNIFICATION

§ A.3.17.1 To the fullest extent permitted by law, the Design-Builder and its Contractors and Subcontractors shall indemnify and hold harmless the Owner, Daytona International Speedway, LLC, its parent, related or affiliated companies and their respective shareholders, officers, directors, agents, members, employees, subsidiaries, trustees, receivers, successors, and assigns; the Daytona Beach Racing & Recreational Facilities District; City of Daytona Beach; County of Volusia; and Owner’s consultants, and agents and employees of any of them (“the Indemnitees”) from and against claims, damages, losses and expenses, including but not limited to attorneys’ fees, arising out of or resulting from performance of the Work, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death or to injury to or destruction of tangible property other than the Work itself, but only to the extent caused by the negligent acts or omissions of the Design-Builder, Architect, a Contractor, a Subcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge or reduce other rights or obligations of indemnity that would otherwise exist as to a party or person described in this Section A.3.17. Design-Builder shall require its Contractors and Subcontractors to include in their contracts indemnification clauses in favor of the Owners with the indemnification provision above required of the Design-Builder.

§ A.3.17.2 In claims against any person or entity indemnified under this Section A.3.17 by an employee of the Design-Builder, the Architect, a Contractor, a Subcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, the indemnification obligation under Section A.3.17.1 shall not be limited by a limitation on amount or type of damages, compensation or benefits payable by or for the Design-Builder, the Architect or a Contractor or a Subcontractor under workers’ compensation acts, disability benefit acts or other employee benefit acts.

ARTICLE A.4 DISPUTE RESOLUTION

§ A.4.1 CLAIMS AND DISPUTES

The parties expressly agree to opt out of the requirements of Section 558.005, Florida Statutes. The provisions of Chapter 558 shall not apply to this Agreement.

§ A.4.1.1 Definition. A Claim is a demand or assertion by one of the parties seeking, as a matter of right, adjustment or interpretation of Design-Build Contract terms, payment of money, extension of time or other relief with respect to the terms of the Design-Build Contract. The term “Claim” also includes other disputes and matters in question between the Owner and Design-Builder arising out of or relating to the Design-Build Contract. Claims must be initiated by written notice. The responsibility to substantiate Claims shall rest with the party making the Claim.

§ A.4.1.2 Time Limits on Claims. Claims by either party must be initiated within 21 days after occurrence of the event giving rise to such Claim or within 21 days after the claimant first recognizes the condition giving rise to the Claim, whichever is later. Claims must be initiated by written notice to the other party.

§ A.4.1.3 Continuing Performance. Pending final resolution of a Claim, except as otherwise agreed in writing or as provided in Section A.9.7.1 and Article A. 14, the Design-Builder shall proceed diligently with performance of the Design-Build Contract and the Owner shall continue to make payments in accordance with the Design-Build Documents.

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§ A.4.1.4 Claims for Concealed or Unknown Conditions. If conditions are encountered at the site which are (1) subsurface or otherwise concealed physical conditions which differ materially from those indicated in the Design-Build Documents or tests or reports, including geotechnical tests and reports, furnished to Design-Builder by Owner or tests or reports, including geotechnical tests and reports, or observations carried out by Design-Builder as part of the preconstruction Agreement between Design-Builder and Owner or (2) unknown physical conditions of an unusual nature which differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Design-Build Documents or tests or reports, including geotechnical tests and reports, furnished to Design-Builder by Owner or tests, reports, including geotechnical tests and reports, or observations carried out by Design-Builder as part of the preconstruction Agreement between Design-Builder and Owner, then the observing party shall give notice to the other party promptly before conditions are disturbed and in no event later than 5 days after first observance of the conditions. The Owner shall promptly investigate such conditions and, if they differ materially and cause an increase or decrease in the Design-Builder’s cost of the Work, shall negotiate with the Design-Builder an equitable adjustment in the Contract Sum. If the Owner determines that the conditions at the site are not materially different from those indicated in the Design-Build Documents and that no change in the terms of the Design-Build Contract is justified, the Owner shall so notify the Design-Builder in writing, stating the reasons. Claims by the Design-Builder in opposition to such determination must be made within 5 days after the Owner has given notice of the decision. If the conditions encountered are materially different, the Contract Sum shall be equitably adjusted, but if the Owner and Design-Builder cannot agree on an adjustment in the Contract Sum, the adjustment shall proceed pursuant to Section A.7.3.6.

§ A.4.1.5 Claims for Additional Cost If the Design-Builder wishes to make Claim for an increase in the Contract Sum, written notice as provided herein shall be given before proceeding to execute the Work. Prior notice is not required for Claims relating to an emergency endangering life or property arising under Section A.10.6, provided, however, Design-Builder shall provide prompt written notice as soon as practicable after the occurrence of the emergency giving rise to such Claim.

§ A.4.1.6 If the Design-Builder believes additional cost is involved for reasons including but not limited to (1) an order by the Owner to stop the Work where the Design-Builder was not at fault, (2) a written order for the Work issued by the Owner, (3) failure of payment of undisputed amounts by the Owner, (4) termination of the Design-Build Contract by the Owner, (5) Owner’s suspension or (6) other reasonable grounds permitted by this Part 2 Agreement, Claim shall be filed in accordance with this Section A.4.1.

§ A.4.1.7 Claims for Additional Time

§ A.4.1.7.1 If the Design-Builder wishes to make Claim for an increase in the Contract Time, written notice as provided herein shall be given. The Design-Builder’s Claim shall include an estimate of the time and its effect on the progress of the Work. In the case of a continuing delay, only one Claim is necessary.

§ A.4.1.7.2 Design-Builder expressly assumes the risk of all weather delays of every kind and nature.

§ A.4.1.8 Injury or Damage to Person or Property. If either party to the Design-Build Contract suffers injury or damage to person or property because of an act or omission of the other party or of others for whose acts such party is legally responsible, written notice of such injury or damage, whether or not insured, shall be given to the other party within a reasonable time not exceeding 21 days after discovery. The notice shall provide sufficient detail to enable the other party to investigate the matter.

§ A.4.1.9 If unit prices are stated in the Design-Build Documents or subsequently agreed upon, and if quantities originally contemplated are materially changed in a proposed Change Order or Construction Change Directive so that application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or Design-Builder, the applicable unit prices shall be equitably adjusted.

§ A.4.1.10 Claims for Consequential Damages. Design-Builder and Owner waive Claims against each other for the consequential damages described below arising out of or relating to the Design-Build Contract. This mutual waiver includes:

.1	damages incurred by the Owner for rental expenses, financing, business and reputation, and for loss of management or employee productivity or of the services of such persons; and

.2	damages incurred by the Design-Builder for principal office expenses including the compensation of personnel stationed there, for losses of financing, business and reputation, and for loss of profit except anticipated profit arising directly from the Work.

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This mutual waiver is applicable, without limitation, to all consequential damages described above due to either party’s termination in accordance with Article A.14. Nothing contained in this Section A.4.1.10 shall be deemed to preclude an award of liquidated damages, when applicable, in accordance with the requirements of the Design-Build Documents.

§ A.4.1.11 If the enactment or revision of codes, laws or regulations or official interpretations which govern the Project cause an increase or decrease of the Design-Builder’s cost of performance of the Work, the Design-Builder shall be entitled to an equitable adjustment in Contract Sum. If the Owner and Design-Builder cannot agree upon an adjustment in the Contract Sum, the Design-Builder shall submit a Claim pursuant to Section A.4.1.

§ A.4.2 RESOLUTION OF CLAIMS AND DISPUTES

§ A.4.2.1 In the event of a Claim against the Design-Builder, the Owner may, but is not obligated to, notify the surety, if any, of the nature and amount of the Claim. If the Claim relates to a possibility of a Design-Builder’s default, the Owner may, but is not obligated to, notify the surety and request the surety’s assistance in resolving the controversy.

§ A.4.2.2 If a Claim relates to or is the subject of a mechanic’s lien, the party asserting such Claim may proceed in accordance with applicable law to comply with the lien notice or filing deadlines prior to initial resolution of the Claim.

(Paragraphs deleted)

ARTICLE A.5 AWARD OF CONTRACTS

§ A.5.1 Unless otherwise stated in the Design-Build Documents or the bidding or proposal requirements, the Design-Builder, as soon as practicable after award of the Design-Build Contract, shall furnish in writing to the Owner the names of additional persons or entities not originally included in the Design-Builder’s proposal or in substitution of a person or entity (including those who are to furnish design services or materials or equipment fabricated to a special design) proposed for each principal portion of the Work. The Owner will promptly reply to the Design-Builder in writing stating whether or not the Owner has reasonable objection to any such proposed additional person or entity. Failure of the Owner to reply promptly shall constitute notice of no reasonable objection. Design-Builder reserves the right to self perform portions of the Work provided that such proposed Scope of Work is approved in writing by Owner prior to commencement of such Work. Owner expressly reserves the right, in its sole discretion, to withhold approval of Scopes of self performed Work proposed by Design-Builder.

§ A.5.2 The Design-Builder shall not contract with a proposed person or entity to whom which the Owner has made reasonable and timely objection. The Design-Builder shall not be required to contract with anyone to whom the Design-Builder has made reasonable objection.

§ A.5.3 If the Owner has reasonable objection to a person or entity proposed by the Design-Builder, the Design-Builder shall propose another to whom the Owner has no reasonable objection. If the proposed but rejected additional person or entity was reasonably capable of performing the Work, the Contract Sum shall be increased or decreased by the difference, if any, occasioned by such change, and an appropriate Change Order shall be issued before commencement of the substitute person’s or entity’s Work. However, no increase in the Contract Sum shall be allowed for such change unless the Design-Builder has acted promptly and responsively in submitting names as required.

§ A.5.4 The Design-Builder shall not change a person or entity previously selected if the Owner makes reasonable objection to such substitute.

§ A.5.5 CONTINGENT ASSIGNMENT OF CONTRACTS

§ A.5.5.1 Each agreement for a portion of the Work is assigned by the Design-Builder to the Owner provided that:

.1	assignment is effective only after termination of the Design-Build Contract for any reason and only for those agreements which the Owner accepts by notifying the contractor in writing; and

.2	assignment is subject to the prior rights of the surety, if any, obligated under bond relating to the Design-Build Contract.

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§ A.5.5.2 Upon such assignment, if the Work has been suspended for more than 30 days, the Contractor’s compensation shall be equitably adjusted for increases in cost resulting from the suspension.

§ A.5.6 All of Design-Builder’s contracts and subcontracts shall: (1) provide that Owner will be an additional indemnified party of the contract to the same extent Design-Builder is indemnified by the other party, (2) provide that Owner will be an additional insured on all insurance policies required to be provided by the other party except for any workers’ compensation and professional liability policies, and (3) require Owner to be identified as an additional obligee on all bonds provided by the other party.

ARTICLE A.6 CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

§ A.6.1 OWNER’S RIGHT TO PERFORM CONSTRUCTION AND TO AWARD SEPARATE CONTRACTS

§ A.6.1.1 The Owner reserves the right to perform construction or operations related to the Project with the Owner’s own forces and to award separate contracts in connection with other portions of the Project or other construction or operations on the site. The Design-Builder shall cooperate with the Owner and separate contractors whose work might interfere with the Design-Builder’s Work. If the Design-Builder claims that delay or additional cost is involved because of such action by the Owner, the Design-Builder shall make such Claim as provided in Section A.4.1.

§ A.6.1.2 The term “separate contractor” shall mean any contractor retained by the Owner pursuant to Section A.6.1.1.

§ A.6.1.3 The Owner shall provide for coordination of the activities of the Owner’s own forces and of each separate contractor with the work of the Design-Builder, who shall cooperate with them. The Design-Builder shall participate with other separate contractors and the Owner in reviewing their construction schedules when directed to do so. The Design-Builder shall make any revisions to the construction schedule deemed necessary after a joint review and mutual agreement. The construction schedules shall then constitute the schedules to be used by the Design-Builder, separate contractors and the Owner until subsequently revised.

§ A.6.2 MUTUAL RESPONSIBILITY

§ A.6.2.1 The Design-Builder shall afford the Owner and separate contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities and shall connect and coordinate the Design-Builder’s construction and operations with theirs as required by the Design-Build Documents.

§ A.6.2.2 If part of the Design-Builder’s Work depends for proper execution or results upon design, construction or operations by the Owner or a separate contractor, the Design-Builder shall, prior to proceeding with that portion of the Work, promptly report to the Owner apparent discrepancies or defects in such other construction that would render it unsuitable for such proper execution and results. Failure of the Design-Builder so to report shall constitute an acknowledgement that the Owner’s or separate contractor’s completed or partially completed construction is fit and proper to receive the Design-Builder’s Work, except as to defects not then reasonably discoverable.

§ A.6.2.3 The Owner shall be reimbursed by the Design-Builder for costs incurred by the Owner which are payable to a separate contractor because of delays, improperly timed activities or defective construction of the Design-Builder. The Owner shall be responsible to the Design-Builder for costs incurred by the Design-Builder because of delays, improperly timed activities, damage to the Work or defective construction of a separate contractor.

§ A.6.2.4 The Design-Builder shall promptly remedy damage wrongfully caused by the Design-Builder to completed or partially completed construction or to property of the Owner or separate contractors.

§ A.6.2.5 The Owner and each separate contractor shall have the same responsibilities for cutting and patching as are described in Section A.3.13.

§ A.6.3 OWNER’S RIGHT TO CLEAN UP

§ A.6.3.1 If a dispute arises among the Design-Builder, separate contractors and the Owner as to the responsibility under their respective contracts for maintaining the premises and surrounding area free from waste materials and rubbish, the Owner may clean up and the Owner shall allocate the cost among those responsible.

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ARTICLE A.7 CHANGES IN THE WORK

§ A.7.1 GENERAL

§ A.7.1.1 Changes in the Work may be accomplished after execution of the Design-Build Contract, and without invalidating the Design-Build Contract, by Change Order or Construction Change Directive, subject to the limitations stated in this Article A.7 and elsewhere in the Design-Build Documents.

§ A.7.1.2 A Change Order shall be based upon agreement between the Owner and Design-Builder. A Construction Change Directive may be issued by the Owner with or without agreement by the Design-Builder.

§ A.7.1.3 Changes in the Work shall be performed under applicable provisions of the Design-Build Documents, and the Design-Builder shall proceed promptly, unless otherwise provided in the Change Order or Construction Change Directive.

§ A.7.2 CHANGE ORDERS

§ A.7.2.1 A Change Order is a written instrument signed by the Owner and Design-Builder stating their agreement upon all of the following:

.1	a change in the Work;

.2	the amount of the adjustment, if any, in the Contract Sum; and

.3	the extent of the adjustment, if any, in the Contract Time.

§ A.7.2.2 If the Owner requests a proposal for a change in the Work from the Design-Builder and subsequently elects not to proceed with the change, a Change Order shall be issued to reimburse the Design-Builder for any costs incurred for estimating services, design services or preparation of proposed revisions to the Design-Build Documents.

§ A.7.2.3 Methods used in determining adjustments to the Contract Sum may include those listed in Section A.7.3.3.

§ A.7.3 CONSTRUCTION CHANGE DIRECTIVES

§ A.7.3.1 A Construction Change Directive is a written order signed by the Owner directing a change in the Work prior to agreement on adjustment, if any, in the Contract Sum. The Owner may by Construction Change Directive, without invalidating the Design-Build Contract, order changes in the Work within the general scope of the Design-Build Documents consisting of additions, deletions or other revisions, the Contract Sum being adjusted accordingly.

§ A.7.3.2 A Construction Change Directive shall be used in the absence of total agreement on the terms of a Change Order.

§ A.7.3.3 If the Construction Change Directive provides for an adjustment to the Contract Sum or Contract Time, or both, the adjustment shall be based on one of the following methods:

.1	mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation;

.2	unit prices stated in the Design-Build Documents or subsequently agreed upon, or equitably adjusted as provided in Section A.4.1.9;

.3	cost to be determined in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee; or

.4	as provided in Section A.7.3.6.

§ A.7.3.4 Upon receipt of a Construction Change Directive, the Design-Builder shall promptly proceed with the change in the Work involved and advise the Owner of the Design-Builder’s agreement or disagreement with the method, if any, provided in the Construction Change Directive for determining the proposed adjustment in the Contract Sum.

§ A.7.3.5 A Construction Change Directive signed by the Design-Builder indicates the agreement of the Design-Builder therewith, including adjustment in Contract Sum or the method for determining them. Such agreement shall be effective immediately and shall be recorded as a Change Order.

§ A.7.3.6 If the Design-Builder does not respond promptly or disagrees with the method for adjustment in the Contract Sum, the method and the adjustment shall be determined by the Owner on the basis of reasonable expenditures and savings of those performing the Work attributable to the change, including, in case of an increase in the Contract Sum,

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a reasonable allowance for overhead and profit. In such case, and also under Section A.7.3.3.3, the Design-Builder shall keep and present, in such form as the Owner may prescribe, an itemized accounting together with appropriate supporting data. Unless otherwise provided in the Design-Build Documents, costs for the purposes of this Section A.7.3.6 shall be limited to the following:

.1	additional costs of professional services;

.2	costs of labor, including social security, old age and unemployment insurance, fringe benefits required by agreement or custom, and workers’ compensation insurance;

.3	costs of materials, supplies and equipment, including cost of transportation, whether incorporated or consumed;

.4	rental costs of machinery and equipment, exclusive of hand tools, whether rented from the Design-Builder or others;

.5	costs of premiums for all bonds and insurance, permit fees, and sales, use or similar taxes related to the Work; and

.6	additional costs of supervision and field office personnel directly attributable to the change.

§ A.7.3.7 The amount of credit to be allowed by the Design-Builder to the Owner for a deletion or change that results in a net decrease in the Contract Sum shall be actual net cost, When both additions and credits covering related Work or substitutions are involved in a change, the allowance for overhead and profit shall be figured on the basis of net increase, if any, with respect to that change.

§ A.7.3.8 Pending final determination of the total cost of a Construction Change Directive to the Owner, amounts not in dispute for such changes in the Work shall be included in Applications for Payment accompanied by a Change Order indicating the parties’ agreement with part or all of such costs. For any portion of such cost that remains in dispute, the Owner shall make an interim determination for purposes of monthly payment for those costs. That determination of cost shall adjust the Contract Sum on the same basis as a Change Order, subject to the right of the Design-Builder to disagree and assert a Claim in accordance with Article A.4.

§ A.7.3.9 When the Owner and Design-Builder reach agreement concerning the adjustments in the Contract Sum and Contract Time, or otherwise reach agreement upon the adjustments, such agreement shall be effective immediately and shall be recorded by preparation and execution of an appropriate Change Order.

§ A.7.4 MINOR CHANGES IN THE WORK

§ A.7.4.1 The Owner shall have authority to order minor changes in the Work not involving adjustment in the Contract Sum or extension of the Contract Time and not inconsistent with the intent of the Design-Build Documents. Such changes shall be effected by written order and shall be binding on the Design-Builder. The Design-Builder shall carry out such written orders promptly.

ARTICLE A.8 TIME

§ A.8.1 DEFINITIONS

§ A.8.1.1 Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, allotted in the Design-Build Documents for Substantial Completion of the Work.

§ A.8.1.2 The date of commencement of the Work shall be the date stated in the Agreement unless provision is made for the date to be fixed in a notice to proceed issued by the Owner.

§ A.8.1.3 The date of Substantial Completion is the date determined by the Owner in accordance with Section A.9.8.

§ A.8.1.4 The term “day” as used in the Design-Build Documents shall mean calendar day unless otherwise specifically defined.

§ A.8.2 PROGRESS AND COMPLETION

§ A.8.2.1 Time limits stated in the Design-Build Documents are of the essence of the Design-Build Contract. By executing the Design-Build Contract, the Design-Builder confirms that the Contract Time is a reasonable period for performing the Work and understands how critical it is to Owner that the Work be completed within the Contract Time,

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§ A.8.2.2 The Design-Builder shall not knowingly, except by agreement or instruction of the Owner in writing, prematurely commence construction operations on the site or elsewhere prior to the effective date of insurance required by Article A.11 to be furnished by the Design-Builder and Owner. The date of commencement of the Work shall not be changed by the effective date of such insurance. Unless the date of commencement is established by the Design-Build Documents or a notice to proceed given by the Owner, the Design-Builder shall notify the Owner in writing not less than five days or other agreed period before commencing the Work to permit the timely filing of mortgages, mechanic’s liens and other security interests.

§ A.8.2.3 The Design-Builder shall proceed expeditiously with adequate forces and shall achieve Substantial Completion within the Contract Time.

§ A.8.3 DELAYS AND EXTENSIONS OF TIME

(Paragraphs deleted)

§ A.8.3.1 Subject to the provisions of Section A.4.1.5 above, if the Design-Builder is delayed at any time in the commencement or progress of the Work by act or neglect of the Owner, of a separate contractor employed by the Owner, or by changes in the Work ordered by Owner, or by delay authorized by the Owner pending resolution of disputes pursuant to the Design-Build Documents, then the Contract Time shall be extended by Change Order for such reasonable time as the Owner may determine. Design-Builder acknowledges and agrees that in no event shall it be entitled to claim a delay in its performance hereunder or any adjustment to the Contract Sum or extension in the Contract Time as a result of the anticipated demobilization and remobilization sequencing of the Work in order for Owner to host the Events as called for in Section 3.3 of the Agreement.

§ A.8.3.2 Claims relating to time shall be made in accordance with applicable provisions of Section A.4.1.7.

§ A.8.3.3 Provided as a condition precedent that provision is made in writing and specifically agreed to by the parties, this Section A.8.3 does not preclude recovery of damages for delay by either party under and subject to the other provisions of the Design-Build Documents.

§ A.8.3.4 The Design-Builder’s services shall be performed as expeditiously as is consistent with professional skill and care and the orderly progress of the Project and in accordance with Design-Builder’s initial contract Baseline Schedule attached hereto as Exhibit “B” and the more detailed and complete project schedule to be developed and updated by Design-Builder as set forth herein and in attached Exhibit “B”. The construction and project schedules may be adjusted, if necessary, and to the extent the Critical Path or Critical Activities is changed will be approved by Owner in writing, as the Project proceeds and such approval shall not be unreasonably withheld. These schedules shall include reasonable time periods for the Owner’s review, for the performance of the Owner’s consultants and for approval of submissions by authorities having jurisdiction over the Project. Time limits established by these schedules approved by the Owner shall not be exceeded by the Design-Builder or Owner.

§ A.8.3.5 (Intentionally omitted.)

§ A.8.3.6 The Design-Builder shall proceed expeditiously with adequate forces and shall achieve Partial Completion of Each Phase on or before the required date of the corresponding Event and Substantial Completion of the entire Work within the Contract Time pursuant to the requirement of Exhibit “B”. To ensure that Partial Completion of the Work in Each Phase is completed in accordance with the requirements of this Agreement and that Substantial Completion of the entire Work is achieved within the Contract Time, the Design-Builder will deliver to Owner a more complete schedule (Project Schedule) to be developed and updated by Design-Builder as required herein and in attached Exhibit “B”. These schedules shall incorporate the impact of any regularly scheduled Event on the progress of the Work. In the event Design-Builder’s Project Schedule reflects that the deadlines established in Exhibit “B” are in jeopardy of not being met, unless the delay is caused by the Owner, the Design-Builder will immediately accelerate the progress of the Work at its sole cost by taking those steps necessary to ensure that the completion dates required herein and in Exhibit “B” are met including, without limitation, working seven days a week and overtime and employing additional employees or subcontractors.

§ A.8.3.7 Whenever required by written order of the Owner, the Design-Builder shall delay or suspend the progress of the Work or of any part thereof, for such periods of time as the Owner may require. In such event, Design-Builder shall be entitled to an equitable extension of the Contract Time, but only to the extent that the Contract Time is adversely affected thereby, for a period equivalent to the time lost on the Critical Path or the result of delays to Critical

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Activities by reason of such order as described in Exhibit “B”; provided, however, in no event shall Design-Builder be entitled to any such extension when the reason for such order is on account of faulty construction or construction methods that endanger the Work, for the anticipated demobilization and remobilization sequencing of the Work or for any other cause due to the fault or neglect of the Design-Builder or anyone for whom it is liable. Such order of the Owner shall not otherwise modify or invalidate in any way any of the provisions of this Contract, and the Design-Builder shall not be entitled to any damages or compensation from the Owner on account of such delay or delays, suspension or suspensions, except as provided below.

§ A.8.3.8 If Design-Builder believes it has been delayed and is entitled to an extension to the Contract Time pursuant to Section A.8.3, the Design-Builder shall submit to the Owner in writing notice of such claim within ten (10) days of the occurrence giving rise to such claim and shall submit to the Owner detailed documentation of any such claim for an extension of the Contract Time, and shall deliver such claim and detailed documents to the Owner within twenty (20) days after the occurrence of the event giving rise the claim.

Any changes in Contract Time approved by Owner shall be incorporated in a Change Order. No changes in Contract Time shall be made for any alterations or additions to the Work which are not demonstrated to impact the Critical Path or Critical Activities as described in Exhibit “B” and provided that an increase in the Contract Time is permitted pursuant to the terms and conditions hereof. The Design-Builder shall not be entitled to any delay damages or other compensation solely on account of an increase in Contract Time except in accordance with and expressly permitted by the Design-Build Documents. In lieu of granting additional changes in the Contract Time, Owner may at any time, in its sole discretion, elect to accelerate the Work of Design-Builder at Owner’s expense. If such election is made by Owner, Design-Builder shall accelerate the Work so that the Contract Time is not extended even if the parties cannot at that time agree on the amount of Design-Builder’s compensation for such accelerated Work.

§ A.8.3.9 Subject to the provisions of Section A.8.3.8 above, should the Design-Builder be obstructed or delayed in the commencement, prosecution or completion of any part of the Work by any act or delay of the Owner; or by any acts or neglect by any separate contractor engaged by the Owner; or by riot, insurrection, war (excluding invasions, civil disturbances and wars in the Middle East), pestilence, fire, earthquakes, epidemics; or through any act, default or delay of other parties under contract with the Owner; then the Contract Time for the Work so delayed shall be extended for a period equivalent to the time lost on the Critical Path as described in Exhibit “B”. Such allowance shall not be made unless a notice of claim for extension of time is made by the Design-Builder to the Owner in writing within ten (10) days from the time when the alleged cause for delay occurs and a detailed claim with supporting documents is submitted to the Owner ten (10) days thereafter. In lieu of granting additional changes in the Contract Time, Owner may, at any time in its sole discretion, elect to accelerate the Services and Work of Design-Builder at Owner’s expense. If such election is made by Owner and Owner issues a Construction Change Directive, Design-Builder shall accelerate the Services and Work so that the Contract Time is not extended even if the parties cannot at that time agree on the amount of Design-Builder’s compensation for such accelerated Services and Work.

§ A.8.3.10 It is further expressly agreed that the Design-Builder shall not be entitled to any damages or compensation from the Owner on account of any delays resulting from any of the causes specified above except those circumstances where expressly allowed by other provisions of the Design-Build Documents and then only to the extent such delays are caused by act or neglect of Owner (including work stoppage as described in Section 14.1.1.3 and Section 14.1.1.4) or by parties under contract with the Owner, in which circumstances the Design-Builder shall be entitled to the following delay damages only (1) for Design-Builder’s actual costs of increased direct jobsite wages resulting from the extended completion date caused by Owner; and (2) for extra premiums on bonds actually paid by the Design-Builder on account of the additional time required to complete all Work hereunder. Any change in the Contract Time resulting from any claims for delays shall be incorporated in a signed Change Order upon approval of the change by the Owner.

§ A.8.3.11 Notwithstanding the foregoing or anything in the Design-Build Documents to the contrary, Design-Builder expressly assumes the risk for all weather delays of every kind and nature.

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§ A.8.3.12 The Design-Builder shall notify the Owner when the Design-Builder believes that the Work or any agreed upon Phase of the Work is partially or substantially completed as required by Exhibit “B”. If the Owner concurs, the Design-Builder shall issue either a status report (with respect to a partially completed Phase) or a Certificate of Substantial Completion (with respect to the entire Work) which shall establish the Date of Partial or Substantial Completion for that portion of the Work or Phase or Substantial Completion of the entire Work, as appropriate, shall state the responsibility of each party for security, maintenance, heat, utilities, damage to the portion of the Work or Phase or entire Work and insurance, shall include a list of items to be completed or corrected and shall fix the time within which the Design-Builder shall complete items listed therein.

ARTICLE A.9 PAYMENTS AND COMPLETION

§ A.9.1 CONTRACT SUM

§ A.9.1.1 The Contract Sum is stated in the Design-Build Documents and, including authorized adjustments, is the total amount payable by the Owner to the Design-Builder for performance of the Work under the Design-Build Documents.

§ A.9.2 SCHEDULE OF VALUES

§ A.9.2.1 Attached as Exhibit “N” to Addendum #1 is the Design-Builder’s initial schedule of values allocated to various portions of the Work. This schedule shall be used as a basis for reviewing the Design-Builder’s Applications for Payment. The schedule of values shall be updated periodically with written consent of the Owner to reflect changes in the allocation of the Contract Sum.

§ A.9.3 APPLICATIONS FOR PAYMENT

§ A.9.3.1 At least ten days before the date established for each progress payment, the Design-Builder shall submit to the Architect and Owner an itemized Application for Payment for operations completed in accordance with the current schedule of values. Such application shall be notarized, if required, and supported by such data substantiating the Design-Builder’s right to payment as the Owner may require and reflecting retainage as provided for in the Design-Build Documents:

§ A.9.3.1.1 As provided in Section A.7.3.8, such applications may include requests for payment on account of Changes in the Work which have been properly authorized by Construction Change Directives but are not yet included in Change Orders.

§ A.9.3.1.2 Such applications may not include requests for payment for portions of the Work for which the Design-Builder does not intend to pay to a Contactor or material supplier or other parties providing services for the Design-Builder, unless such Work has been performed by others whom the Design-Builder intends to pay.

§ A.9.3.2 Unless otherwise provided in the Design-Build Documents, payments shall be made on account of materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work. If approved in advance by the Owner, which approval will not be unreasonably withheld, conditioned or delayed, payment may similarly be made for materials and equipment suitably stored off the site at a location agreed upon in writing. Payment for materials and equipment stored on or off the site shall be conditioned upon compliance by the Design-Builder with procedures satisfactory to the Owner to establish the Owner’s title to such materials and equipment or otherwise protect the Owner’s interest and shall include the costs of applicable insurance, storage and transportation to the site for such materials and equipment stored off the site.

§ A.9.3.3 The Design-Builder warrants that title to all Work other than Instruments of Service covered by an Application for Payment will pass to the Owner no later than the time of payment. The Design-Builder further warrants that, upon submittal of an Application for Payment, all Work for which Certificates for Payment have been previously issued and payments received from the Owner shall, to the best of the Design-Builder’s knowledge, information and belief, be free and clear of liens, Claims, security interests or encumbrances in favor of the Design-Builder, Contractors, Subcontractors, material suppliers, or other persons or entities making a claim by reason of having provided labor, materials and equipment relating to the Work.

§ A.9.4 ACKNOWLEDGEMENT OF APPLICATION FOR PAYMENT

§ A.9.4.1 The Owner shall, within seven days after receipt of the Architect’s Certification following the Design-Builder’s Application for Payment, issue to the Design-Builder a written acknowledgement of receipt of the Design-Builder’s Application for Payment indicating the amount the Owner has determined to be properly due and, if applicable, the reasons for withholding payment in whole or in part. The Owner shall not unreasonably withhold, condition or delay its acknowledgement of and action on Design-Builder’s Application for Payment.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:29:07 on 06/14/2013 under Order No.0739094044_1 which expires on 06/23/2013, and is not for resale.		22
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§ A.9.5 DECISIONS TO WITHHOLD PAYMENT

§ A.9.5.1 The Owner may withhold a payment in whole or in part to the extent reasonably necessary to protect the Owner due to the Owner’s determination that the Work has not progressed to the point indicated in the Application for Payment or that the quality of Work is not in accordance with the Design-Build Documents. The Owner may also withhold a payment or, because of subsequently discovered evidence, may nullify the whole or a part of an Application for Payment previously issued to such extent as may be necessary to protect the Owner from loss for which the Design-Builder is responsible, including loss resulting from acts and omissions, because of the following:

.1	defective Work not remedied;

.2	third-party claims filed or reasonable evidence indicating probable filing of such claims unless security acceptable to the Owner is provided by the Design-Builder;

.3	failure of the Design-Builder to make payments properly to Contractors or for design services labor, materials or equipment;

.4	reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum;

.5	damage to the Owner or a separate contractor;

.6	reasonable evidence that the Work will not be completed within the Contract Time and that the unpaid balance would not be adequate to cover actual or liquidated damages for the anticipated delay; or

.7	persistent failure to carry out the Work in accordance with the Design-Build Documents.

§ A.9.5.2 When the above reasons for withholding payment are removed, payment will be made for amounts previously withheld.

§ A.9.6 PROGRESS PAYMENTS

§ A.9.6.1 After the Owner has issued a written acknowledgement of receipt of the Architect’s Certification as set forth on Exhibit “D” and the Design-Builder’s Application for Payment, the Owner shall make payment of the amount the Owner has approved in the manner and within the time provided in the Design-Build Documents.

§ A.9.6.2 The Design-Builder shall promptly pay the Architect, each design professional and other consultants retained directly by the Design-Builder, upon receipt of payment from the Owner, out of the amount paid to the Design-Builder on account of each such party’s respective portion of the Work, the amount to which each such party is entitled.

§ A.9.6.3 The Design-Builder shall promptly pay each Contractor, upon receipt of payment from the Owner, out of the amount paid to the Design-Builder on account of such Contractor’s portion of the Work, the amount to which said Contractor is entitled, reflecting percentages actually retained from payments to the Design-Builder on account of the Contractor’s portion of the Work. The Design-Builder shall, by appropriate agreement with each Contractor, require each Contractor to make payments to Subcontractors in a similar manner.

§ A.9.6.4 The Owner shall have no obligation to pay or to see to the payment of money to a Contractor except as may otherwise be required by law.

§ A.9.6.5 Payment to material suppliers shall be treated in a manner similar to that provided in Sections A.9.6.3 and A.9.6.4.

§ A.9.6.6 A progress payment, or partial or entire use or occupancy of the Project by the Owner, shall not constitute acceptance of Work not in accordance with the Design-Build Documents.

§ A.9.6.7 Unless the Design-Builder provides the Owner with a payment bond in the full penal sum of the Contract Sum, payments received by the Design-Builder for Work properly performed by Contractors and suppliers shall be held by the Design-Builder for those Contractors or suppliers who performed Work or furnished materials, or both, under contract with the Design-Builder for which payment was made by the Owner. Nothing contained herein shall require money to be placed in a separate account and not be commingled with money of the Design-Builder, shall create any fiduciary liability or tort liability on the part of the Design-Builder for breach of trust or shall entitle any person or entity to an award of punitive damages against the Design-Builder for breach of the requirements of this provision.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:29:07 on 06/14/2013 under Order No.0739094044_1 which expires on 06/23/2013, and is not for resale.		23
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§ A.9.7 FAILURE OF PAYMENT

§ A.9.7.1 If for reasons other than those enumerated in Section A.9.5.1, the Owner does not issue a payment within the time period required by Section 5.1.2 of the Agreement, then the Design-Builder may, upon seven additional days’ written notice to the Owner, stop the Work until payment of the undisputed amount owing has been received. If the project is shut down the Contract Time shall be extended appropriately and the Contract Sum shall be increased by the amount of the Design-Builder’s reasonable costs of shutdown, delay and start-up, plus interest as provided for in the Design-Build Documents.

§ A.9.8 SUBSTANTIAL COMPLETION

§ A.9.8.1 Substantial Completion is the stage in the progress of the Work when the Work or designated portion thereof is sufficiently complete in accordance with the Design-Build Documents so that the Owner can occupy or use the Work or a portion thereof for its intended use.

§ A.9.8.2 When the Design-Builder considers that the Work, or a portion thereof which the Owner agrees to accept separately, is substantially complete, the Design-Builder shall prepare and submit to the Owner a comprehensive list of items to be completed or corrected prior to final payment. Failure to include an item on such list does not alter the responsibility of the Design-Builder to complete all Work in accordance with the Design-Build Documents.

§ A.9.8.3 Upon receipt of the Design-Builder’s list, the Owner shall make an inspection to determine whether the Work or designated portion thereof is substantially complete. If the Owner’s inspection discloses any item, whether or not included on the Design-Builder’s list, which is not substantially complete, the Design-Builder shall complete or correct such item. In such case, the Design-Builder shall then submit a request for another inspection by the Owner to determine whether the Design-Builder’s Work is substantially complete.

§ A.9.8.4 In the event of a dispute regarding whether the Design-Builder’s Work is substantially complete, the dispute shall be resolved pursuant to Article A.4.

§ A.9.8.5 When the Work or designated portion thereof is substantially complete, the Design-Builder shall prepare for the Owner’s signature an Acknowledgement of Substantial Completion which, when signed by the Owner, shall establish (1) the date of Substantial Completion of the Work, (2) responsibilities between the Owner and Design-Builder for security, maintenance, heat, utilities, damage to the Work and insurance, and (3) the time within which the Design-Builder shall finish all items on the list accompanying the Acknowledgement. When the Owner’s inspection discloses that the Work or a designated portion thereof is substantially complete, the Owner shall sign the Acknowledgement of Substantial Completion. The Owner shall not unreasonably withhold, condition or delay its acknowledgement of Substantial Completion. Warranties required by the Design-Build Documents shall commence on the date of Substantial Completion of the Work or designated portion thereof unless otherwise provided in the Acknowledgement of Substantial Completion.

§ A.9.8.6 Upon execution of the Acknowledgement of Substantial Completion and consent of surety, if any, the Owner shall make payment of retainage applying to such Work or designated portion thereof. Such payment shall be adjusted for Work that is incomplete or not in accordance with the requirements of the Design-Build Documents.

§ A.9.9 PARTIAL OCCUPANCY OR USE

§ A.9.9.1 The Owner may occupy or use any completed or partially completed Phase of the Work at any stage, provided such occupancy or use is consented to by the insurer, if so required by the insurer, and authorized by public authorities having jurisdiction over the Work. Such partial occupancy or use may commence whether or not the Phase is substantially complete. When the Design-Builder considers a Phase substantially complete, the Design-Builder shall prepare and submit a list to the Owner as provided under Sections A.8.3.12 and A.9.8.2. The stage of the progress of the Work shall be determined by written agreement between the Owner and Design-Builder.

§ A.9.9.2 Immediately prior to such partial occupancy or use, the Owner and Design-Builder shall jointly inspect the area to be occupied or portion of the Work to be used to determine and record the condition of the Work,

§ A.9.9.3 Unless otherwise agreed upon, partial occupancy or use of a portion or portions of the Work shall not constitute acceptance of Work not complying with the requirements of the Design-Build Documents.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:29:07 on 06/14/2013 under Order No.0739094044_1 which expires on 06/23/2013, and is not for resale.		24
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§ A.9.10 FINAL COMPLETION AND FINAL PAYMENT

§ A.9.10.1 Upon receipt of written notice that the Work is ready for final inspection and acceptance and upon receipt of a final Application for Payment and Certification of Architect that the Work is in conformance with the Contract Documents, the Owner shall promptly make such inspection and, when the Owner finds the Work acceptable under the Design-Build Documents and fully performed, the Owner shall, subject to Section A.9.10.2, promptly make final payment to the Design-Builder.

§ A.9.10.2 “Neither final payment nor any remaining retained percentage will become due until the Design-Builder submits to the Owner Certificate of Architect and Design-Builder required by Section A.9.10.1, the documents required by Section 5.5.2 of the Agreement and (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work for which the Owner or the Owner’s property might be responsible or encumbered (less amounts withheld by Owner) have been paid or otherwise satisfied, (2) a certificate evidencing that insurance required by the Design-Build Documents to remain in force after final payment is currently in effect and will not be cancelled or allowed to expire until at least 30 days’ prior written notice has been given to the Owner, (3) a written statement that the Design-Builder knows of no substantial reason that the insurance will not be renewable to cover the period required by the Design-Build Documents, (4) consent of surety to final payment, and (5) if required by the Owner, other data establishing payment or satisfaction of obligations, such as receipts, releases and waivers of liens, claims, security interests or encumbrances arising out of the Design-Build Contract, to the extent and in such form as may be designated by the Owner. If a Contractor refuses to furnish a release or waiver required by the Owner, the Design-Builder may furnish a bond satisfactory to the Owner to indemnify the Owner against such lien. If such lien remains unsatisfied after payments are made, the Design-Builder shall refund to the Owner all money that the Owner may be liable to pay in connection with the discharge of such lien, including all costs and reasonable attorneys’ fees.

§ A.9.10.3 If, after the Owner determines that the Design-Builder’s Work or designated portion thereof is substantially completed, final completion thereof is materially delayed through no fault of the Design-Builder or by issuance of a Change Order or a Construction Change Directive affecting final completion, the Owner shall, upon application by the Design-Builder, make payment of the balance due for that portion of the Work fully completed and accepted. If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Design-Build Documents, and if bonds have been furnished, the written consent of surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the Design-Builder. Such payment shall be made under terms and conditions governing final payment, except that it shall not constitute a waiver of claims.

§ A.9.10.4 The making of final payment shall constitute a waiver of Claims by the Owner except those arising from:

.1	liens, Claims, security interests or encumbrances arising out of the Design-Build Documents and unsettled;

.2	failure of the Work to comply with the requirements of the Design-Build Documents; or

.3	terms of special warranties required by the Design-Build Documents.

§ A.9.10.5 Acceptance of final payment by the Design-Builder, a Contractor or material supplier shall constitute a waiver of claims by that payee except those previously made in writing and identified by that payee as unsettled at the time of final Application for Payment.

ARTICLE A.10 PROTECTION OF PERSONS AND PROPERTY

§ A.10.1 SAFETY PRECAUTIONS AND PROGRAMS

§ A.10.1.1 The Design-Builder shall be responsible for initiating and maintaining all safety precautions and programs in connection with the performance of the Design-Build Contract.

§ A.10.2 SAFETY OF PERSONS AND PROPERTY

§ A.10.2.1 The Design-Builder shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury or loss to:

.1	employees on the Work and other persons who may be affected thereby;

.2	the Work and materials and equipment to be incorporated therein, whether in storage on or off the site or under the care, custody or control of the Design-Builder or the Design-Builder’s Contractors, Subcontractors or Sub-Subcontractors;

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:29:07 on 06/14/2013 under Order No.0739094044_1 which expires on 06/23/2013, and is not for resale.		25
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.3	other property at the site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, structures and utilities not designated for removal, relocation or replacement in the course of construction; and

.4	all property and improvement subject to the Contract prior to Substantial Completion. Until Substantial Completion, the Design-Builder is responsible for all damage to the property and its improvements.

§ A.10.2.2 The Design-Builder shall give notices and comply with applicable laws, ordinances, rules, regulations and lawful orders of public authorities bearing on safety of persons or property or their protection from damage, injury or loss.

§ A.10.2.3 The Design-Builder shall erect and maintain, as required by existing conditions and performance of the Design-Build Documents, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations and notifying owners and users of adjacent sites and utilities.

§ A.10.2.4 When use or storage of explosives or other hazardous materials or equipment or unusual methods are necessary for execution of the Work, the Design-Builder shall exercise utmost care and carry on such activities under supervision of properly qualified personnel.

§ A.10.2.5 The Design-Builder shall promptly remedy damage and loss (other than damage or loss insured under property insurance required by the Design-Build Documents) to property referred to in Sections A.10.2.1.2 and A, 10.2.1.3 caused in whole or in part by the Design-Builder, the Architect, a Contractor, a Subcontractor, or anyone directly or indirectly employed by any of them or by anyone for whose acts they may be liable and for which the Design-Builder is responsible under Sections A.10.2.1.2 and A.10.2.1.3, except damage or loss attributable to acts or omissions of the Owner or anyone directly or indirectly employed by the Owner, or by anyone for whose acts the Owner may be liable, and not attributable to the fault or negligence of the Design-Builder. The foregoing obligations of the Design-Builder are in addition to the Design-Builder’s obligations under Section A.3.17.

§ A.10.2.6 The Design-Builder shall designate in writing to the Owner a responsible individual whose duty shall be the prevention of accidents. This person shall be the Design-Builder’s superintendent unless otherwise designated by the Design-Builder in writing to the Owner.

§ A.10.2.7 The Design-Builder shall not load or permit any part of the construction or site to be loaded so as to endanger its safety.

§ A.10.2.8 The Design-Builder shall protect adjoining private or municipal property and shall provide barricades, temporary fences, and covered walkways required to protect the safety of passers-by, as required by prudent construction practices, local building codes, ordinances or other laws, or the Contract Documents.

§ A.10.2.9 The Design-Builder shall maintain Work, materials and apparatus free from injury or damage from rain, wind, storms, frost or heat. If adverse weather makes it impossible to continue operations safely in spite of weather precautions, the Design-Builder shall cease Work and notify the Owner and the Architect of such cessation. The Design-Builder shall not permit open fires on the Project site.

§ A.10.2.10 In addition to its other obligations pursuant to this Article A.10, the Design-Builder shall, at its sole cost and expense, promptly repair any damage or disturbance to walls, utilities, sidewalks, curbs and the property of third parties (including municipalities) resulting from the performance of the Work, whether by it or by its subcontractors at any tier. The Design-Builder shall maintain streets in good repair and traversable condition.

§ A.10.3 HAZARDOUS MATERIALS

§ A.10.3.1 If reasonable precautions will be inadequate to prevent foreseeable bodily injury or death to persons resulting from a material or substance, including but not limited to asbestos or polychlorinated biphenyl (PCB), encountered on the site by the Design-Builder, the Design-Builder shall, upon recognizing the condition, immediately stop Work in the affected area and report the condition to the Owner in writing.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:29:07 on 06/14/2013 under Order No.0739094044_1 which expires on 06/23/2013, and is not for resale.		26
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§ A.10.3.2 The Owner shall obtain the services of a licensed laboratory to verify the presence or absence of the material or substance reported by the Design-Builder and, in the event such material or substance is found to be present, to verify that it has been rendered harmless. Unless otherwise required by the Design-Build Documents, the Owner shall furnish in writing to the Design-Builder the names and qualifications of persons or entities who are to perform tests verifying the presence or absence of such material or substance or who are to perform the task of removal or safe containment of such material or substance. The Design-Builder shall promptly reply to the Owner in writing stating whether or not the Design-Builder has reasonable objection to the persons or entities proposed by the Owner. If the Design-Builder has an objection to a person or entity proposed by the Owner, the Owner shall propose another to whom the Design-Builder has no reasonable objection. When the material or substance has been rendered harmless, work in the affected area shall resume upon written agreement of the Owner and Design-Builder. If the material or substance was not known by Design-Builder or disclosed in the Design-Build Documents or any of the reports and surveys provided to or reviewed by Design-Builder prior to execution of the Agreement or otherwise was not discovered by Design-Builder prior to execution of the Agreement, then the Contract Time shall be extended appropriately, and the Contract Sum shall be increased in the amount of the Design-Builder’s reasonable and direct additional costs of shutdown, delay and start-up, which adjustments shall be accomplished as provided in Article A.7.

§ A.10.3.3 To the fullest extent permitted by law, the Owner shall indemnify and hold harmless the Design-Builder, Contractors, Subcontractors, Architect, Architect’s consultants and the agents and employees of any of them from and against Claims, damages, losses and expenses, including but not limited to attorneys’ fees, arising out of or resulting from performance of the Work in the affected area if in fact (i) the material or substance exists on site as of the date of the Agreement, (ii) the material or substance was not known by Design-Builder or is not disclosed in the Design-Build Documents or any of the reports and surveys provided to or reviewed by Design-Builder prior to execution of the Agreement or otherwise was not discovered by Design-Builder prior to execution of the Agreement, and (iii) presents the risk of bodily injury or death as described in Section A.10.3.1 and has not been rendered harmless, but only to the extent that such Claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death or to injury to or destruction of tangible property (other than the Work itself) and only to the extent that such damage, loss or expense is not due to the negligence or wrongful act of the Design-Builder, Contractors, Subcontractors, Architect, Architect’s consultants and the agents and employees of any of them.

§ A.10.3.4 If any of the indemnification provisions recited in this Agreement and/or the General Conditions are deemed to fall within the provisions of the indemnity statutes of the state where the project is located, then the extent of indemnification for each of those provisions under this Agreement and/or the General Conditions shall each be limited to the sum of fifty million dollars ($50,000,000.00) or the policy limits of Design-Builder’s liability and excess liability insurance policies, whichever is greater. It is further acknowledged and agreed that this provision is hereby incorporated into and shall constitute part of the project specifications and bid documents. The parties further agree that $1,000.00 of the Contract Sum shall constitute consideration for the indemnity obligation set forth herein.

§ A.10.4 The Owner shall not be responsible under Section A.10.3 for materials and substances brought to the site by the Design-Builder and Design-Builder shall indemnify the Owner for any cost and expense the Owner incurs (1) for remediation associated with any material or substance the Design-Builder brings to the site, or (2) where the Design-Builder fails to perform its obligations under Section A.10.3.1.

§ A.10.5 If, without negligence on the part of the Design-Builder, the Design-Builder is held liable for the cost of remediation of a hazardous material or substance solely by reason of performing Work where the hazardous materials were on the site prior to Commencement of this Agreement, the Owner shall indemnify the Design-Builder for all cost and expense thereby incurred.

§ A.10.6 EMERGENCIES

§ A.10.6.1 In an emergency affecting safety of persons or property, the Design-Builder shall act, at the Design-Builder’s discretion, to prevent threatened damage, injury or loss. Additional compensation or extension of time claimed by the Design-Builder on account of an emergency shall be determined as provided in Section A.4.1.7 and Article A.7.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:29:07 on 06/14/2013 under Order No.0739094044_1 which expires on 06/23/2013, and is not for resale.		27
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ARTICLE A.11 INSURANCE AND BONDS

§ A.11.1 Except as may otherwise be set forth in the Agreement or elsewhere in the Design-Build Documents, the Owner and Design-Builder shall purchase and maintain the following types of insurance with limits of liability and deductible amounts and subject to such terms and conditions, as set forth in this Article A.11.

§ A.11.2 DESIGN-BUILDER’S LIABILITY INSURANCE

§ A.11.2.1 The Design-Builder shall purchase from and maintain in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located and acceptable to Owner such insurance as will protect the Design-Builder and all Additional Insureds (as such term is defined below) from claims set forth below that may arise out of or result from the Design-Builder’s operations under the Design-Build Contract and for which the Design-Builder may be legally liable, whether such operations be by the Design-Builder, by a Contractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

.1	claims under workers’ compensation, disability benefit and other similar employee benefit acts which are applicable to the Work to be performed;

.2	claims for damages because of bodily injury, occupational sickness or disease, or death of the Design-Builder’s employees;

.3	claims for damages because of bodily injury, sickness or disease, or death of any person other than the Design-Builder’s employees;

.4	claims for damages insured by usual personal injury liability coverage;

.5	claims for damages, other than to the Work itself, because of injury to or destruction of tangible property, including loss of use resulting therefrom;

.6	claims for damages because of bodily injury, death of a person or property damage arising out of ownership, maintenance or use of a motor vehicle;

.7	claims for bodily injury or property damage arising out of completed operations; and

.8	claims involving contractual liability insurance applicable to the Design-Builder’s obligations under Section A.3.17.

Daytona International Speedway, LLC, its parent, related or affiliated companies and their respective shareholders, officers, directors, agents, members, employees, subsidiaries, trustees, receivers, successors, and assigns; the Daytona Beach Racing & Recreational Facilities District; City of Daytona Beach; and County of Volusia (“Additional Insureds”) shall be named as additional insureds on all insurance policies of Design-Builder, its Contractors and Subcontractors, except for Design-Builder’s workmen’s compensation and professional liability insurance policies.

§ A.11.2.2 The insurance required by Section A.11.2.1 shall be written for not less than limits of liability specified in the Design-Build Documents or required by law, whichever coverage is greater, but in any event, the following minimum coverages and conditions are required: Design-Builder shall furnish upon acceptance of the contract an occurrence form, one million dollars ($1,000,000.00) per occurrence; four million dollars ($4,000,000.00) general aggregate combined single limit, commercial general liability policy; including, but not limited to, independent contractors and products and completed operations coverage plus Excess Liability Insurance of fifty million dollars ($50,000,000.00) combined single limit. A one million dollar ($1,000,000.00) per occurrence, combined single limit business auto policy covering all owned and non-owned autos used by the Design-Builder is required. Coverages, whether written on an occurrence or claims-made basis, shall be maintained without interruption from date of commencement of the Work until date of final payment and termination of any coverage required to be maintained after final payment. Design-Builder shall maintain, at its own expense, Workers’ Compensation Insurance in the amount of the statutory maximum with an employer’s liability coverage limit of at least one million dollars ($1,000,000.00). Prior to commencement of the Work, Design-Builder will implement a Contractor Controlled Insurance Program (“CCIP”) which will at a minimum satisfy the general liability and workers’ compensation insurance requirements herein, which will cover Design-Builder, as well as all of Design-Builder’s Contractors and Subcontractors, of all tiers, to the extent such entity is enrolled in the CCIP. If Design-Builder’s Architect, Contractor or Subcontractor, of any tier, is not enrolled in the CCIP, such entity will be required to maintain the same minimum insurance coverage and limits required of the Design-Builder above or Design-Builder will ensure that such entity is covered by Design-Builder’s insurance. Prior to commencement of the Work, Design-Builder shall provide Owner with the CCIP manual with respect to insurance for Owner’s review and comments.

As a condition precedent to this Contract, Design-Builder shall have professional liability insurance as provided for herein or Design-Builder shall enter into an Agreement for Professional Liability Insurance which shall require the Architect or Engineer hired by Design-Builder for Design Services to have professional liability insurance in the same

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amount as set forth in this paragraph. Said Agreement for Professional Liability Insurance shall specify that Owner is a Third Party Beneficiary of the Architect or Engineer’s Professional Liability Insurance policy. The minimum Professional Liability Insurance requirements are those listed in the attached Exhibit “I” and incorporated herein by reference. Design-Builder’s Professional Liability Insurance in the amount of five million dollars ($5,000,000.00) (subject to the terms and conditions of each policy) with all coverage retroactive to the earlier of the date of this Agreement and the initial commencement of Design-Builder’s services in relation to the Project) covering personal injury, bodily injury and property damages, said coverage to be maintained for a period of three (3) years after the date of final payment hereunder. Owner shall have the option, at Owner’s expense, to require Design-Builder to increase its professional liability insurance to limits desired by Owner provided that such insurance is available to Design-Builder or its Architect and/or Engineer and Owner pays additional premiums over and above the five million dollar ($5,000,000.00) policy limits.

§ A.11.2.3 Design-Builder shall provide to Owner a Certificate of Insurance and an additional insured endorsement for the additional insureds listed in this Section A.11 prior to commencement of the Work. The insurance policies required by this Section A.11.2 shall contain a provision that coverages afforded under the policies will not be canceled or allowed to expire until at least 30 days’ prior written notice has been given to the Owner. If any of the foregoing insurance coverages are required to remain in force after final payment, evidence of continuation of such coverage shall be submitted with the application for final payment. Information concerning reduction of coverage shall be furnished by the Design-Builder with reasonable promptness in accordance with the Design-Builder’s information and belief.

§ A.11.2.4 Design-Builder’s liability insurance required by this Agreement shall include, in addition to the coverages described in this Section A.11.2, all claims that may arise out of or result from the Design-Builder’s operations and premises under the care, custody or control of Design-Builder. At a minimum of fourteen (14) days prior to each Event listed in Exhibit “B”, Design-Builder shall provide to Owner in writing general descriptions of and drawings identifying the Premises which Design-Builder will control during the Events listed on Exhibit “B”. If more detailed information is requested by Owner or its insurer, Design-Builder shall provide supplemental information to Owner prior to commencement of each such Event.

§ A.11.3 OWNER’S LIABILITY INSURANCE

§ A.11.3.1 The Owner shall be responsible for purchasing and maintaining the Owner’s usual liability insurance including liability insurance for (a) the Events listed in Exhibit “B” and (b) the premises within the care, custody and control of the Owner.

§ A.11.4 PROPERTY INSURANCE

§ A.11.4.1 Design-Builder shall purchase and maintain, in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located, property insurance written on a builder’s risk, “all-risk” or equivalent policy form in the amount of the initial Contract Sum, plus the value of subsequent Design-Build Contract modifications and cost of materials supplied or installed by others, comprising total value for the entire Project at the site on a replacement cost basis. Such property insurance shall be maintained, unless otherwise provided in the Design-Build Documents or otherwise agreed in writing by all persons and entities who are beneficiaries of such insurance, until substantial completion. This insurance shall include interests of the Owner, Contractors and Subcontractors as additional insureds. Daytona International Speedway, LLC, its parent, related or affiliated companies and their respective shareholders, officers, directors, agents, members, employees, subsidiaries, trustees, receivers, successors, and assigns; the Daytona Beach Racing & Recreational Facilities District; City of Daytona Beach; and County of Volusia (“Additional Insureds”) shall be named as additional insureds on all insurance policies.

§ A.11.4.1.1 Property insurance shall be on an “all-risk” or equivalent policy form and shall include, without limitation, insurance against the perils of fire (with extended coverage) and physical loss or damage including, without duplication of coverage, theft, vandalism, malicious mischief, collapse, earthquake, flood, windstorm, falsework, testing and startup, temporary buildings and debris removal, including demolition occasioned by enforcement of any applicable legal requirements, and shall cover reasonable compensation for Design-Builder’s services and expenses required as a result of such insured loss.

§ A.11.4.1.2 If the properly insurance requires deductibles, the Design-Builder shall pay costs not covered because of such deductibles.

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§ A.11.4.1.3 This property insurance shall cover portions of the Work stored off the site and also portions of the Work in transit.

§ A.11.4.1.4 It is the intent of the parties that at any time between Design-Builder demobilizing and remobilizing to provide access to Owner in order to host an Event as contemplated by the Design-Build Documents the builder’s risk property insurance to be provided by Design-Builder pursuant to this Section A.11.4 shall provide primary coverage. At all times during the course of the Project, including any period of time Owner has taken occupancy of the Project in order to host an Event as contemplated by the Design-Build Documents, Design-Builder’s builder’s risk property insurance shall continue to provide coverage on a primary and non-contributory basis as to those areas of the Project within the Design-Builder’s care, custody and control.

(Paragraph deleted)

§ A.11.4.2 Boiler and Machinery Insurance. The Owner shall purchase and maintain boiler and machinery insurance required by the Design-Build Documents or by law, which shall specifically cover such insured objects during installation and until final acceptance by the Owner; this insurance shall include interests of the Owner, Design-Builder, Contractors and Subcontractors in the Work, and the Owner and Design-Builder shall be named insureds.

§ A.11.4.3 (Intentionally omitted.)

§ A.11.4.4 If the Owner requests in writing that insurance for risks other than those described herein or other special causes of loss be included in the property insurance policy, the Design-Builder shall, if possible, include such insurance, and the cost thereof shall be charged to the Owner by appropriate Change Order.

§ A.11.4.5 If during the Project construction period the Owner insures properties, real or personal or both, at or adjacent to the site by property insurance under policies separate from those insuring the Project, or if after final payment property insurance is to be provided on the completed Project through a policy or policies other than those insuring the Project during the construction period, the Owner shall waive all rights in accordance with the terms of Section A.11.4.7 for damages caused by fire or other causes of loss covered by this separate property insurance. All separate policies shall provide this waiver of subrogation by endorsement or otherwise.

§ A.11.4.6 Design-Builder shall provide Owner with a Certificate of Insurance for the Builder’s Risk coverage. Upon request of Owner, a copy of such policy shall be provided. Each policy shall contain all generally applicable conditions, definitions, exclusions and endorsements related to this Project. Each policy shall contain a provision that the policy will not be canceled or allowed to expire and that its limits will not be reduced until at least 30 days’ prior written notice has been given to the Design-Builder.

§ A.11.4.7 Waivers of Subrogation. The Owner and Design-Builder waive all rights against each other and any of their consultants, separate contractors described in Section A.6.1, if any, Contractors, Subcontractors, agents and employees, each of the other, and any of their contractors, subcontractors, agents and employees, for damages caused by fire or other causes of loss to the extent covered by property insurance obtained pursuant to this Section A.11.4 or other property insurance applicable to the Work, except such rights as they have to proceeds of such insurance held by the Owner as fiduciary. The Owner or Design-Builder, as appropriate, shall require of the separate contractors described in Section A.6.1, if any, and the Contractors, Subcontractors, agents and employees of any of them, by appropriate agreements, written where legally required for validity, similar waivers each in favor of other parties enumerated herein. The policies shall provide such waivers of subrogation by endorsement or otherwise. A waiver of subrogation shall be effective as to a person or entity even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, even though the person or entity did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the property damaged.

§ A.11.4.8 A loss insured under Design-Builder’s property insurance shall be adjusted by the Design-Builder and made payable to the Design-Builder for the insureds, as their interests may appear, subject to requirements of any applicable mortgagee clause and of Section A.11.4.10. The Design-Builder shall pay Contractors their just shares of insurance proceeds received by the Design-Builder, and, by appropriate agreements, written where legally required for validity, shall require Contractors to make payments to their Subcontractors in similar manner.

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§ A.11.4.9 The Design-Builder shall have power to adjust and settle a loss with insurers unless one of the parties in interest shall object in writing within five days after the Owner’s notification of intent to exercise of this power to the Design-Builder’s exercise of this power.; The Design-Builder shall, in the case of a decision or award, make settlement with insurers in accordance with directions of a decision or award. If distribution of insurance proceeds by arbitration is required, the arbitrators will direct such distribution.

(Paragraph deleted)

§ A.11.5 PERFORMANCE BOND AND PAYMENT BOND

§ A.11.5.1 The Design-Builder shall furnish to Owner and keep in force during the term of the Contract performance and labor and material payment bonds guaranteeing that the Design-Builder will perform its obligations under the Contract Documents and will pay for all labor and materials furnished for the Work. Such bonds shall be issued in a form and by a surety reasonably acceptable to the Owner, shall be submitted to Owner for approval as to form, shall name the Owner and its lender, if any, as obligees and shall be in an amount equal to at least 100% of the Contract Sum. The Design-Builder shall deliver the executed, approved bonds to the Owner within seven days after the notice to proceed is issued by Owner to Design-Builder. The Design-Builder shall provide to Owner Performance Bond and Payment Bond in the form attached hereto as Exhibit “H”.

§ A.11.5.2 Owner shall be an additional or dual Obligee on all Contractor and Subcontractor Performance and Payment Bonds. Design-Builder shall provide Owner with copies of all Contractor and Subcontractor Bonds and Dual Obligee Riders within 20 days after issuance of same.

ARTICLE A.12 UNCOVERING AND CORRECTION OF WORK

§ A.12.1 UNCOVERING OF WORK

§ A.12.1.1 If a portion of the Work is covered contrary to requirements specifically expressed in the Design-Build Documents, it must be uncovered for the Owner’s examination and be replaced at the Design-Builder’s expense without change in the Contract Time.

§ A.12.1.2 If a portion of the Work has been covered which the Owner has not specifically requested to examine prior to its being covered, the Owner may request to see such Work and it shall be uncovered by the Design-Builder. If such Work is in accordance with the Design-Build Documents, costs of uncovering and replacement shall, by appropriate Change Order, be at the Owner’s expense. If such Work is not in accordance with the Design-Build Documents, correction shall be at the Design-Builder’s expense unless the condition was caused by the Owner or a separate contractor, in which event the Owner shall be responsible for payment of such costs.

§ A.12.2 CORRECTION OF WORK

§ A.12.2.1 BEFORE OR AFTER SUBSTANTIAL COMPLETION.

§ A.12.2.1.1 The Design-Builder shall promptly correct Work rejected by the Owner for failing to conform to the requirements of the Design-Build Documents, whether discovered before or after Substantial Completion and whether or not fabricated, installed or completed. Costs of correcting such rejected Work, including additional testing, shall be at the Design-Builder’s expense. If the Design-Builder defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within forty-eight (48) hours after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may, without prejudice to other remedies, correct such deficiencies. In such case an appropriate Change Order shall be issued deducting from payments then or thereafter due the Design-Builder, the costs of correcting such deficiencies. If the payments then or thereafter due the Design-Builder are not sufficient to cover the amount of the deduction, the Design-Builder shall pay the difference to the Owner.

§ A.12.2.1.2 The Design-Builder understands and agrees that corrective work and warranty work must be performed within 48 hours of notice from the Owner. If, in the opinion of Owner, the corrective and/or warranty work cannot be accomplished in sufficient time under contract specifications due to curing, testing, inspections or otherwise to meet Owner’s requirements to prepare for and/or run scheduled events, then corrective and/or warranty work shall be accomplished on an emergency basis utilizing corrective specifications and/or procedures acceptable to the Owner to correct, repair and/or replace deficient and/or non-conforming work irrespective of whether the corrective measures are consistent with the initial contract plans and specifications. If the corrections are not completed within 48 hours of Owner’s Notice, Owner may in its sole discretion complete or contract to complete the work necessary to correct or replace the deficient and/or non-conforming work and may use whatever means, methods, procedures and specifications are necessary or desirable to correct or replace the non-conforming or deficient work even though the

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Owner chosen method of correction or replacement is more expensive than the initially specified work. This provision supersedes all other provisions of the contract and the Design-Builder waives all other notices, rights and options inconsistent with this provision.

§ A.12.2.1.3 In the event that Design-Builder fails to timely take corrective action, Owner may correct, remove and/or replace the non-conforming work at Design-Builder’s expense using the specified materials or such other materials which the Owner, in its sole discretion, deems appropriate to insure that scheduled events and other related events will not be delayed or canceled. Design-Builder recognizes the adverse economic impact on Owner in the event that events are delayed or canceled and therefore waives the right to contest Owner’s corrective costs and the means, methods, procedures and materials used to remove, repair and/or replace the non-conforming work. All warranties of Design-Builder shall remain in full force and effect upon completed work and corrected or replaced work.

§ A.12.2.2 AFTER SUBSTANTIAL COMPLETION

§ A.12.2.2.1 In addition to the Design-Builder’s obligations under Section A.3.5, if, within one year after the date of Substantial Completion of all of the Work (including the last and final phase of the Work) or after the date for commencement of warranties established under Section A.9.8.5 or by terms of an applicable special warranty required by the Design-Build Documents, any of the Work is found to be not in accordance with the requirements of the Design-Build Documents, the Design-Builder shall correct it promptly after receipt of written notice from the Owner to do so unless the Owner has previously given the Design-Builder a written acceptance of such condition. The Owner shall give such notice promptly after discovery of the condition. During the one-year period for correction of Work, if the Owner fails to notify the Design-Builder and give the Design-Builder an opportunity to make the correction, the Owner waives the rights to require correction by the Design-Builder and to make a claim for breach of warranty. If the Design-Builder fails to correct non-conforming Work within a reasonable time during that period after receipt of notice from the Owner, the Owner may correct it in accordance with Section A.2.5. The provisions of A.12.2.1.2 and A.12.2.1.3 shall apply to corrective work and warranty work after Substantial Completion.

§ A.12.2.2.2 The one-year period for correction of Work shall be extended with respect to portions of Work first performed after Substantial Completion by the period of time between Substantial Completion and the actual performance of the Work.

§ A.12.2.2.3 The one-year period for correction of Work shall not be extended by corrective Work performed by the Design-Builder pursuant to this Section A.12.2.

§ A.12.2.3 The Design-Builder shall remove from the site portions of the Work which are not in accordance with the requirements of the Design-Build Documents and are neither corrected by the Design-Builder nor accepted by the Owner.

§ A.12.2.4 The Design-Builder shall bear the cost of correcting destroyed or damaged construction, whether completed or partially completed, of the Owner or separate contractors caused by the Design-Builder’s correction or removal of Work which is not in accordance with the requirements of the Design-Build Documents.

§ A.12.2.5 Nothing contained in this Section A.12.2 shall be construed to establish a period of limitation with respect to other obligations the Design-Builder might have under the Design-Build Documents. Establishment of the one-year period for correction of Work as described in Section A.12.2.2 relates only to the specific obligation of the Design-Builder to correct the Work, and has no relationship to the time within which the obligation to comply with the Design-Build Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Design-Builder’s liability with respect to the Design-Builder’s obligations other than specifically to correct the Work.

§ A.12.3 ACCEPTANCE OF NONCONFORMING WORK

§ A.12.3.1 If the Owner prefers to accept Work not in accordance with the requirements of the Design-Build Documents, the Owner may do so instead of requiring its removal and correction, in which case the Contract Sum will be equitably adjusted by Change Order. Such adjustment shall be effected whether or not final payment has been made.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:29:07 on 06/14/2013 under Order No.0739094044_1 which expires on 06/23/2013, and is not for resale.		32
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ARTICLE A.13 MISCELLANEOUS PROVISIONS

§ A.13.1 GOVERNING LAW

§ A.13.1.1 The Design-Build Contract shall be governed by the law of the place where the Project is located.

§ A.13.2 SUCCESSORS AND ASSIGNS

§ A.13.2.1 The Owner and Design-Builder respectively bind themselves, their partners, successors, assigns and legal representatives to the other party hereto and to partners, successors, assigns and legal representatives of such other party in respect to covenants, agreements and obligations contained in the Design-Build Documents. Except as provided in Section A.13.2.2, neither party to the Design-Build Contract shall assign the Design-Build Contract as a whole without written consent of the other. If either party attempts to make such an assignment without such consent, that party shall nevertheless remain legally responsible for all obligations under the Design-Build Contract.

§ A.13.2.2 The Owner may, without consent of the Design-Builder, assign the Design-Build Contract to an institutional lender providing construction financing for the Project. In such event, the lender shall assume the Owner’s rights and obligations under the Design-Build Documents. The Design-Builder shall execute all consents reasonably required to facilitate such assignment.

§ A.13.3 WRITTEN NOTICE

§ A.13.3.1 Written notice shall be deemed to have been duly served if delivered in person to the individual or a member of the firm or entity or to an officer of the corporation for which it was intended, or if sent by registered or certified mail to the last business address known to the party giving notice.

§ A.13.4 RIGHTS AND REMEDIES

§ A.13.4.1 Duties and obligations imposed by the Design-Build Documents and rights and remedies available thereunder shall be in addition to and not a limitation of duties, obligations, rights and remedies otherwise imposed or available by law.

§ A.13.4.2 No action or failure to act by the Owner or Design-Builder shall constitute a waiver of a right or duty afforded them under the Design-Build Documents, nor shall such action or failure to act constitute approval of or acquiescence in a breach thereunder, except us may be specifically agreed in writing.

§ A.13.5 TESTS AND INSPECTIONS

§ A.13.5.1 Tests, inspections and approvals of portions of the Work required by the Design-Build Documents or by laws, ordinances, rules, regulations or orders of public authorities having jurisdiction shall be made at an appropriate time. Unless otherwise provided, the Design-Builder shall make arrangements for such tests, inspections and approvals with an independent testing laboratory or entity acceptable to the Owner or with the appropriate public authority. Owner will bear all related costs for tests, inspections, and approvals for the Threshold Inspections as required by Florida Statute 553.70, Third Party Inspections as defined by Florida Statute 553.791, inspections pursuant to the National Pollutant Discharge Elimination System (NPDES) and Florida Stormwater Pollution Prevention Plan (SWPPP), and materials testing as required by the project manual, plans and specifications. As an exception to this, the Design Builder is responsible for all costs related to pressure testing all water and sewer lines in accordance with the project specifications and bacteriological testing of the potable water lines in accordance with the project specifications and Health Department requirements. The Design-Builder shall give timely notice when and where tests and inspections are to be made so that the Owner may be present for such procedures. Owner is entitled to compensation from the Design-Builder for the costs incurred for re-inspections due to failed inspections, and for re-inspections as a result of the work not being ready for inspection at the time of the scheduled inspection.

§ A.13.5.2 If the Owner or public authorities having jurisdiction determine that portions of the Work require additional testing, inspection or approval not included under Section A.13.5.1, the Owner shall in writing instruct the Design-Builder to make arrangements for such additional testing, inspection or approval by an entity acceptable to the Owner, and the Design-Builder shall give timely notice to the Owner of when and where tests and inspections are to be made so that the Owner may be present for such procedures. Such costs, except as provided in Section A.13.5.3, shall be at the Owner’s expense.

§ A.13.5.3 If such procedures for testing, inspection or approval under Sections A.13.5.1 and A. 13.5.2 reveal failure of the portions of the Work to comply with requirements established by the Design-Build Documents, all costs made necessary by such failure, including those of repeated procedures, shall be at the Design-Builder’s expense.

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§ A.13.5.4 Required certificates of testing, inspection or approval shall, unless otherwise required by the Design-Build Documents, be secured by the Design-Builder and promptly delivered to the Owner.

§ A.13.5.5 If the Owner is to observe tests, inspections or approvals required by the Design-Build Documents, the Owner will do so promptly and, where practicable, at the normal place of testing.

§ A.13.5.6 Tests or inspections conducted pursuant to the Design-Build Documents shall be made promptly to avoid unreasonable delay in the Work.

§ A.13.6 COMMENCEMENT OF STATUTORY LIMITATION PERIOD

§ A.13.6.1 As between the Owner and Design-Builder:

.1	Before Substantial Completion. As to acts or failures to act occurring prior to the relevant date of Substantial Completion, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than such date of Substantial Completion of all of the Work (including the final phase of the Work);

.2	Between Substantial Completion and Final Application for Payment. As to acts or failures to act occurring subsequent to the relevant date of Substantial Completion and prior to issuance of the final Application for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of issuance of the final Application for Payment; and

.3	After Final Application for Payment. As to acts or failures to act occurring after the relevant date of issuance of the final Application for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of any act or failure to act by the Design-Builder pursuant to any Warranty provided under Section A.3.5, the date of any correction of the Work or failure to correct the Work by the Design-Builder under Section A.12.2, or the date of actual commission of any other act or failure to perform any duty or obligation by the Design-Builder or Owner, whichever occurs last.

(Paragraph deleted)

§ A.13.7 (Intentionally omitted.)

§ A.13.8 (Intentionally omitted.)

§ A.13.9 (Intentionally omitted.)

ARTICLE A.14 TERMINATION OR SUSPENSION OF THE DESIGN-BUILD CONTRACT

§ A.14.1.1 Upon compliance with the seven day notice of intent to terminate set forth below, the Design-Builder may terminate the Design-Build Contract if the Work is stopped without cause or as otherwise anticipated (except for demobilization and for the Events listed in Exhibit “B”) under the Design-Build Documents for a period of 45 consecutive days through no act or fault of the Design-Builder or a Contractor, Subcontractor or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Design-Builder, for any of the following reasons:

.1	issuance of an order of a court or other public authority having jurisdiction which requires all Work to be stopped;

.2	an act of government, such as a declaration of national emergency which requires all Work to be stopped;

.3	the Owner has failed to make payment to the Design-Builder in accordance with the Design-Build Documents; or

.4	the Owner has failed to furnish to the Design-Builder promptly, upon the Design-Builder’s request, reasonable evidence as required by Section A.2.2.8.

§ A.14.1.2 Subject to the other terms and conditions of the Design-Build Documents including Sections 3.3, A.8.3, and Events listed in Exhibit “B”, the Design-Builder may terminate the Design-Build Contract if, through no act or fault of the Design-Builder or a Contractor, Subcontractor or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Design-Builder, repeated suspensions, delays or interruptions of the entire Work by the Owner, as described in Section A. 14.3, without cause or as otherwise anticipated under the Design-Build Documents, constitute in the aggregate more than 100 percent of the total number of days scheduled for completion, or 120 days in any 365-day period, whichever is less.

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§ A.14.1.3 If one of the reasons described in Sections A.14.1.1 or A.14.1.2 exists, the Design-Builder may, upon seven days’ written notice to the Owner, which notice is a condition precedent to effect termination, terminate the Design-Build Contract and recover from the Owner payment for Work executed in accordance with the terms set forth in Section A.14.4 below, plus overhead and profit on the Work performed prior to the receipt of notice of termination

§ A.14.1.4 (Intentionally omitted.)

§ A.14.2 TERMINATION BY THE OWNER FOR CAUSE

§ A.14.2.1 The Owner may terminate the Design-Build Contract if the Design-Builder:

.1	persistently or repeatedly refuses or fails to supply enough properly skilled workers or proper materials;

.2	fails to make payment to Contractors for services, materials or labor in accordance with the respective agreements between the Design-Builder and the Architect and Contractors;

.3	persistently disregards laws, ordinances or rules, regulations or orders of a public authority having jurisdiction; or

.4	otherwise is guilty of substantial breach of a provision of the Design-Build Documents.

§ A.14.2.2 When any of the above reasons exist, the Owner may without prejudice to any other rights or remedies of the Owner and after giving the Design-Builder and the Design-Builder’s surety, if any, seven days’ written notice, terminate employment of the Design-Builder and may, subject to any rights of the surety provided in the performance bond:

.1	take possession of the site and of all materials, equipment, tools, and construction equipment and machinery thereon owned by the Design-Builder;

.2	accept assignment of contracts pursuant to Section A.5.5.1; and

.3	finish the Work by whatever reasonable method the Owner may deem expedient. Upon request of the Design-Builder, the Owner shall furnish to the Design-Builder a detailed accounting of the costs incurred by the Owner in finishing the Work.

§ A.14.2.3 When the Owner terminates the Design-Build Contract for one of the reasons stated in Section A.14.2.1, the Design-Builder shall not be entitled to receive further payment until the Work is finished.

§ A.14.2.4 If the unpaid balance of the Contract Sum exceeds costs of finishing the Work and other damages incurred by the Owner and not expressly waived, such excess shall be paid to the Design-Builder. If such costs and damages exceed the unpaid balance, the Design-Builder shall pay the difference to the Owner.

(Paragraphs deleted)

§ A.14.2.5 In the event Owner terminates Design-Builder pursuant to this Section A.14.2 and it is later determined that such termination was not proper or such termination right was not otherwise available to Owner, such termination shall be deemed a termination for convenience and Design-Builder’s rights and remedies shall be limited to those set forth in Section A.14.4 below.

§ A.14.3 SUSPENSION BY THE OWNER FOR CONVENIENCE

§ A.14.3.1 The Owner may, without cause, order the Design-Builder in writing to suspend, delay or interrupt the Work in whole or in part for such period of time as the Owner may determine.

§ A.14.3.2 Subject to the other terms and conditions of the Design-Build Documents including Sections 3.3, A.8.3, and the Events listed in Exhibit “B”, the Contract Sum and Contract Time shall be adjusted for increases in the cost and time caused by suspension, delay or interruption as described in Section A.14.3.1. Adjustment of the Contract Sum shall include profit lost during such suspensions. No adjustment shall be made to the extent:

.1	that performance is, was or would have been so suspended, delayed or interrupted by another cause for which the Design-Builder is responsible; or

.2	that an equitable adjustment is made or denied under another provision of the Design-Build Contract.

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:29:07 on 06/14/2013 under Order No.0739094044_1 which expires on 06/23/2013, and is not for resale.		35
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§ A.14.4 TERMINATION BY THE OWNER FOR CONVENIENCE OR WITHOUT CAUSE

§ A.14.4.1 The Owner may, at any time, terminate the Design-Build Contract for the Owner’s convenience and/or without cause. In such event, Design-Builder agrees to make no claim for wrongful termination or breach of contract.

§ A.14.4.2 Upon receipt of written notice from the Owner of such termination for the Owner’s convenience and/or without cause, the Design-Builder shall:

.1	cease operations as directed by the Owner in the notice;

.2	take actions necessary, or that the Owner may direct, for the protection and preservation of the Work; and

.3	except for Work directed to be performed prior to the effective date of termination stated in the notice, terminate all existing contracts and purchase orders and enter into no further contracts and purchase orders.

§ A.14.4.3 In the event of termination for the Owner’s convenience and/or without cause, whether prior to commencement of construction or after, the Design-Builder shall be entitled to receive payment for design services performed, Work properly executed, overhead and profit on Work performed and reasonable direct increased costs incurred by reason of such termination, but in no event shall Design-Builder be entitled to payment for Work not performed, including any overhead and profit on design services not completed or Work not executed.

§ A.14.5 (Intentionally omitted.).

Init. /	AIA Document A141™ – 2004 Exhibit A. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 13:29:07 on 06/14/2013 under Order No.0739094044_1 which expires on 06/23/2013, and is not for resale.		36
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SCHEDULES, COMPLETION DATES FOR EACH TYPE OF IMPROVEMENT

BY EVENT AND TYPE OF IMPROVEMENT

A.	Commencement and Completion Dates; Conditions Precedent to Effective and Binding Agreement

The Date of Commencement of the Work shall be no later than                      The Date of Substantial Completion for the entire Work shall be                      the Date of Final Completion for the entire Work shall be                      and such dates are subject to adjustment only as expressly allowed by the Design-Build Documents.

B.	Schedules

Design-Builder’s Contract Baseline Schedule is attached as Exhibit “B-1” which shows, in general, the activities and durations needed to meet the Owner’s requirements for Work to be completed in each work period leading up to the Events listed in paragraph C below during the Project duration as well as the completion of the entire Work. Design-Builder’s Project Schedule (by which the progress of the Work will be monitored on a continuous basis throughout the course of the Project), will be an expanded version of the Contract Baseline Schedule showing in greater detail all the activities necessary to properly evaluate the construction progress. Regularly scheduled meetings and short-term look-ahead schedules will be used to maintain the Project Schedule.

*	Portions of this exhibit indicated by an asterisk have been omitted pursuant to a request for confidential treatment. The material has been filed separately with the commission.

PART 2 AGREEMENT - EXHIBIT B *

19/16457/343

C.	Events

2013	Coke Zero	July 4, 2013	to	July 7, 2013
	Biketober Fest	October 13, 2013	to	October 23, 2013
	Turkey Rod Run	November 15, 2013	to	November 25, 2013

2014	Rolex 24 Hour	January 22, 2014	to	January 26, 2014
	DAYTONA Speedweeks	February 14, 2014	to	February 24, 2014
	Bike Week Supercross	March 2, 2014	to	March 17, 2014
	Daytona 200	March 15, 2014	to	March 15, 2014
	Coke Zero 400	July 3, 2014	to	July 6, 2014
	Biketober Fest	October 12, 2014	to	October 22, 2014
	Turkey Rod Run	November 14, 2014	to	November 24, 2014

D.	Schedule Management Process

The following is required for the schedule management process:

1.	Monthly Schedule Work Sessions - Owner, its consultant, and Design-Builder will meet monthly to review and discuss the schedule, the progress that has occurred, revised schedules as needed, and potential scheduling issues. Owner, its consultant, and Design-Builder will track the Critical Path of Substantial Completion and Critical Activities through each Phase and specified Turnover date (for each Phase and the entire Work), turnover dates, and Events. These meetings shall take place in person in Daytona Beach.

19/16457/343

2.	At least five (5) business days prior to each scheduled Work Session, Design-Builder shall provide the following information to Owner to facilitate the Monthly Schedule Work Sessions as follows:

E.	Description of Availability of Completion of Seats, Suites, Restrooms and Concessions for Events

19/16457/343

CONTRACT BASELINE SCHEDULE

PART 2 AGREEMENT - EXHIBIT “B-1”

19/16457/343

RSL005	Demolition of Lower Bowl Area L	15	23-Sep-13	08-Oct-13

RSM005	Demolition of Lower Bowl Area M	15	23-Sep-13	08-Oct-13

Document A141™ - 2004 Exhibit C

Insurance and Bonds

for the following PROJECT: (Name and location or address)

ADDITIONS AND DELETIONS: The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

Consultation with an attorney is also encouraged with respect to professional licensing requirements in the jurisdiction where the Project is located.

Daytona Speedway Frontstretch Grandstands Project at Daytona International Speedway Daytona Beach, Florida
THE OWNER: (Name and address)
DAYTONA INTERNATIONAL SPEEDWAY, LLC One Daytona Boulevard Daytona Beach, Florida 32114
THE DESIGN-BUILDER: (Name and address)
BARTON MALOW COMPANY 5337 Millenia Lakes Boulevard, Suite 235 Orlando, Florida 32839

*	Portions of this exhibit indicated by an asterisk have been omitted pursuant to a request for confidential treatment. The material has been filed separately with the commission.

PART 2 AGREEMENT - EXHIBIT “C” *

Init. / .	AIA Document A141™ – 2004 Exhibit C. Copyright © 2004 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 15:41:03 on 06/05/2013 under Order No.0739094044_1 which expires on 06/23/2013, and is not for resale.		1
	User Notes:	(1328788075)

APPLICATION FOR PAYMENT

PART 2 AGREEMENT - EXHIBIT “D”

19/16457/330

APPLICATION AND CERTIFICATE FOR PAYMENT

TO (OWNER):	PROJECT:	APPLICATION NO:
Daytona International Speedway LLC	DIS Redevelopment Project - Part 2
One Daytona Blvd		PERIOD TO:
Daytona Beach, FL 32114
BARTON MALOW
FROM (CONTRACTOR):		PROJECT NO:	120246
Barton Malow Company
5337 Millenia Lakes Blvd. Suite 235		CONTRACT DATE:
Orlando, FL 32839

CONTRACT FOR: Daytona International Speedway Redevelopment - Part 2

CONTRACTOR’S APPLICATION FOR PAYMENT Application is made for Payment, as shown below, in connection with the Contract. Continuation Sheet is attached.
1. ORIGINAL CONTRACT SUM TO DATE	$

2. Net change by Change Orders	$

3. CONTRACT SUM TO DATE (Line 1 +/-2)	$

4. TOTAL COMPLETED & STORED TO DATE	$

(Column G on Continuation Sheet)
5. RETAINAGE
a. % of Completed Work $
(Column D + E on Continuation Sheet)
b. % of Stored Material $
(Column F on Continuation Sheet)
Total Retainage	$

6. TOTAL EARNED LESS RETAINAGE	$

(Line 4 less Line 5 Total)
7. LESS PREVIOUS CERTIFICATES FOR PAYMENT	$

(Line 6 from prior Certificate)
8. CURRENT PAYMENT DUE	$

9. BALANCE TO FINISH, PLUS RETAINAGE	$

(Line 3 less Line 6)

CHANGE ORDER SUMMARY	ADDITIONS	DEDUCTIONS
Total Changes approved in Previous months by Owner	$	$

Total approved this Month	$	$

Totals	$	$

NET CHANGES by Change Order	$

The undersigned Contractor certifies that to the best of his knowledge, information and belief the Work covered by this Application for Payment has been completed in accordance with the Contract Documents, that all amounts have been paid by him for Work for which previous Certificates for Payment were issued and payments received from the Owner, and that current payment shown herein is now due.

CONTRACTOR: Barton Malow Company

BY:	Date:

State of:	County of:

Subscribed and sworn to before me this day of .

Notary Public:

May commission Expires:

CERTIFICATE OF PAYMENT

In accordance with the Contract Documents, the Architect certifies to the Owner that to the best of his knowledge, information and belief, the quality of the Work is in accordance with the Contract Documents.

Architect: ROSSETTI Architects
By: Date:

This Certificate is not negotiable. The AMOUNT CERTIFIED is payable only to the Contractor named herein. Issuance, payment and acceptance of payment are without prejudice to any rights of the Owner or Contractor under this Contract.

SOV

CONTINUATION SHEET	DIS Redevelopment Project - Part 2	Page 2 of 2
APPLICATION AND CERTIFICATE FOR PAYMENT, CONTAINING Contractor’s signed Certification is attached. Use Column 1 on Contracts where variable retainage for line items may apply.	APPLICATION NUMBER: PERIOD TO:

A	B				C	D	E	F	G		H	I
						WORK COMPLETED			TOTAL	%
ITEM NO	DESCRIPTION OF WORK	QUANTITY	UNIT OF MEASURE	UNIT VALUE	SCHEDULED VALUE	PREVIOUS APPLICATIONS	THIS PERIOD	MATERIALS PRESENTLY STORED (NOT IN D OR E)	COMPLETED AND STORED TO DATE (D+E+F)	(G/C)	BALANCE TO FINISH (C-G)	RETAINAGE

GRAND TOTAL

WAIVER AND PARTIAL RELEASES

FINAL WAIVERS AND RELEASES OF LIENS

DESIGN-BUILDER’S AFFIDAVIT OF OUTSTANDING ACCOUNTS

DESIGN-BUILDER’S FINAL PAYMENT AFFIDAVIT

“Contractor” shall mean “Design-Builder” on this form

PART 2 AGREEMENT - EXHIBIT “E”

19/16457/330

CONTRACTORS, SUBCONTACTORS, CONSULTANTS,

SUBCONSULTANTS, SUPPLIERS, MATERIALMEN AND OTHER VENDORS

WAIVER AND PARTIAL RELEASE OF LIEN

UPON PROGRESS PAYMENT

(FLORIDA)

The undersigned lienor, in consideration of the sum of $         , hereby waives and releases its lien and payment bond claims, (if applicable) and right to claim a lien for services, labor, materials, equipment and/or other lienable items under Chapter 713, Fla. Stat., furnished through (add month)             , 20    , to (insert the name of your customer)                      on the job of Daytona Speedway Frontstretch Grandstands Project to the following property:

Daytona International Speedway

Daytona Beach, Florida 32114

This waiver and release does not cover any retention or labor, services, or materials furnished after the date specified.

DATED on             , 20    .

Witnesses:

Signature

Print Name

Signature

Print Name

[Lienor]

By:

Print Name:

Address:

STATE OF

COUNTY OF

Sworn to and subscribed before me this     day of             , 20    , by                     , who is personally known to be the person described in or has produced a State of                      driver license or                      as identification.

Notary Public, State of

Type or Print Name:

My Commission Expires:

Commission Number:

19/16457/319

DESIGN-BUILDER’S

WAIVER AND PARTIAL RELEASE OF LIEN

UPON PROGRESS PAYMENT

(FLORIDA)

The undersigned lienor, in consideration of the sum of $        , hereby waives and releases its lien and payment bond claims, (if applicable) and right to claim a lien for services, labor, materials, equipment and/or other lienable items under Chapter 713, Fla. Stat., furnished through (add month)             , 20    , to DAYTONA INTERNATIONAL SPEEDWAY, LLC on the job of Daytona Speedway Frontstretch Grandstands and Midway Projects to the following property:

Daytona International Speedway

Daytona Beach, Florida 32114

This waiver and release does not cover any retention or labor, services, or materials furnished after the date specified.

DATED on             , 20    .

Witnesses:

Signature

Print Name

Signature

Print Name

[Lienor]

By:

Print Name: BARTON MARLOW COMPANY

Address: 5337 Millenia Lakes Blvd., Suite 235

Orlando, Florida 32839

STATE OF

COUNTY OF

Sworn to and subscribed before me this      day of             , 20    , by                     , who is personally known to be the person described in or has produced a State of                      driver license or                      as identification.

Notary Public, State of

Type or Print Name:

My Commission Expires:

Commission Number:

19/16457/318

WAIVER AND RELEASE OF LIEN

UPON FINAL PAYMENT

(FLORIDA)

The undersigned lienor, in consideration of the final payment in the amount of $         hereby waives and releases its lien and payment bond claims and right to claim a lien for labor, services, or materials furnished to                      (customer) on the job of                      (owner) to the following described property:

(description of property)

DATED on             , 20    .

Witnesses:

Signature

Print Name

Signature

Print Name

[Lienor]

By:
Print Name:

Address:

STATE OF

COUNTY OF

Sworn to and subscribed before me this      day of              20    , by                     , ☐ who is personally known to be the person described in or ☐ has produced a State of                      driver license or ☐                      as identification.

Notary Public, State of

Type or Print Name:

My Commission Expires:

Commission Number:

19/16457/317

PROJECT:                      .

CONTRACTOR’S AFFIDAVIT OF OUTSTANDING ACCOUNTS

To the best of my knowledge and belief, we hereby certify that all estimates of work shown on the application for payment Number      dated              are true and correct, that all work has been performed and material supplied in full accordance with the terms and conditions of the Agreement with Owner and all authorized changes thereto, that the following is a true and correct statement of the contract account up to and including the last day of the period covered by this estimate and that no part of the Payment Due This Estimate has been received.

	(Must match Pay Requisition)	(Owner Use Only)
ORIGINAL CONTRACT AMOUNT:	$	$

APPROVED CHANGE ORDERS:	$	$

ADJUSTED CONTRACT AMOUNT:	$	$

WORK COMPLETED TO DATE:	$	$

(on contract)
Net Change (add/deduct)	$	$

Total Work Completed to Date	$	$

Less Retainage	$	$

Total Owed to Date	$	$

Less Prior Billings	$	$

PAYMENT DUE THIS ESTIMATE:	$	$

AFFIDAVIT OF OUTSTANDING ACCOUNTS

We hereby certify that all outstanding claims for labor, insurance, unemployment benefits, taxes, union benefits, subcontract materials, expendable equipment, and any and all other obligations incurred in the performance of said agreement have been paid in full in accordance with the requirements of said agreement except such outstanding claims as are listed below, which statement contains all claims against Contractor which are not yet paid. (All amounts owed, even if under extended periods of credit, must be included in this statement.) We also certify that these due and payable accounts will be paid as shown below out of funds to be received from the Owner for this period and signed Releases of Lien will be presented to Owner for each of the below listed Suppliers/Subcontractors.

Subcontractor/ Supplier Name	Type of Material or Labor Furnished	Contract Price (if applicable)	Amount Previously Paid	Amount to be Paid by Contractor to Subcontractor/ Supplier out of this Payment	Balance Owing Subcontractor/ Supplier After this Payment

The undersigned Contractor, having heretofore entered into a Contract with Owner to perform work in connection with the above project, and having made Affidavit of Outstanding Accounts in connection with request for payment in order to induce Owner to make a payment at this time in the amount indicated above, agrees as follows:

•	That said payment is in strict compliance with the terms and conditions of said contract.

•	That said payment shall be received as a trust fund and applied by the undersigned for the discharge of his obligations for labor, subcontract work, materials, equipment, supplies, services, etc. in connection with this project.

•	That said payment will not be deposited with any depository to whom the Contractor has given any evidence of an indebted which gives to the depository any legal rights to such funds or any part thereof.

•	That the person executing this Certificate on behalf of the Contractor is an authorized officer of the Contractor, having knowledge of all the matters hereinabove set forth and is duly authorized to execute this Certificate and bind the Contractor.

Dated this      day of             , 20    .

STATE OF
COUNTY OF	(CONTRACTOR)

Subscribed and sworn to before me this	By:
day of , 20 .		(undersigned)

Title:

Notary Public

My Commission Expires:

73202.1

DESIGN-BUILDER’S FINAL PAYMENT AFFIDAVIT

STATE OF FLORIDA

COUNTY OF

BEFORE ME, the undersigned authority, personally appeared                      (Design-Builder), who, after being first duly sworn, deposes and says of his or her personal knowledge the following:

1. He or she is the                     (Title of Affiant), of                      (Name of Design-Builder), which does business in the State of Florida, hereinafter referred to as the “Design-Builder”.

2. Design-Builder, pursuant to a contract with                      (Name of Owner), hereinafter referred to as the “Owner”, has furnished or caused to be furnished labor, materials, and services for the construction of certain improvements to real property as more particularly set forth in said contract.

3. This Affidavit is executed by the Design-Builder in accordance with Section 713.06 of the Florida Statutes for the purposes of obtaining final payment from the Owner in the amount of $        .

4. All work to be performed under the contract has been fully completed, and all lienors under the direct contract have been paid in full, except the following listed lienors:

NAME OF LIENOR	AMOUNT DUE

Signed, sealed, and delivered this      day of             , 20    .

By:
(Name of Affiant)

(Title of Affiant)

(Name of Design-Builder)

Sworn to and subscribed before me this      day of             , 20    , by                     , ☐ who is personally known to me or ☐ has produced                      as identification,.cxw and did take an oath.

Notary Public, State of Florida Type or Print Name: My Commission Expires: Commission Number:

19/16457/332

CONTRACT COMPLETION CHECKLIST

“Contractor” shall mean “Design-Builder” on this form

19/16457/330	PART 2 AGREEMENT - EXHIBIT “F”

Contract Completion Checklist	3/28/2011

C.I.P.# / PROJECT DESCRIPTION:

CONTRACTOR:

Original Contract Sum

Change Orders

Final Contract Sum

				Approved	Date

1	Scope Summary		Contractor
Architect/Engineer
Owner

2	Substantial Completion Certificate		Contractor
Architect/Engineer
Owner

3	Punch List		Contractor
Architect/Engineer
Owner

4	Approved Revised Drawings and		Contractor
	As Built Drawings		Architect/Engineer
	a.	One complete set on CD in Autocad	Owner
(AutoCad version to be confirmed with Owner)
	b.	Two complete sets in Hard Copy format - Full Size

5	Certificate of Occupancy:		Contractor
Architect/Engineer
Owner

6	Operation, Maintenance & Training Manuals:		Contractor
	a.	2 Complete sets of all Operations & Maintenance Manuals	Architect/Engineer
	b.	Copies of Maintenance Agreements	Owner

7	Warranties / Guarantees		Contractor
	a.	2 Complete Sets of all Warranty / Guarantee Documents	Architect/Engineer
Owner

8	Delivery of all Attic Stock:		Contractor
	a.	Delivery schedule to be coordinated with	Architect/Engineer
		NATC and Track Operations Staff	Owner

9	Consent of Surety:		Contractor
Architect/Engineer
Owner

10	Affidavits & Final Lien Waivers:		Contractor
Architect/Engineer
Owner

11	Vendor Diversity/Minority Documents		Contractor
	a.	Name of minority owned and/or controlled	Architect/Engineer
		company	Owner
	b.	Scope of work performed by company
	c.	Contract sum of work performed by company

Submit Final Approved Documents to:

NATC

One Daytona Boulevard

Daytona Beach, Florida 32114

CONFIDENTIALITY AGREEMENT

THIS AGREEMENT, dated this      day of             , 20    , between DAYTONA INTERNATIONAL SPEEDWAY, LLC (“Owner”) and                      (“Second Party”). For adequate consideration, receipt of which is hereby acknowledged, the parties agree as follows:

1. Recitals. Owner is in the process of obtaining design-build services for the Daytona Speedway Frontstretch Grandstands Project at Daytona International Speedway (hereinafter known as the “Project”). Owner has expended extensive time, effort and money in creating, developing, marketing and protecting its technical and non-technical ideas, design and other work product which it considers to be confidential, proprietary information and its trade secrets (“work product”). In order to prepare conceptual design and other design information, it is necessary for Owner to provide work product information to Second Party which the parties agree should not be disclosed to third parties except those required to implement or provide services to Second Party in preparing the design and related Information for this Project. This Agreement is entered into for the purpose of protecting Owner from any and all unauthorized disclosure or exploitation of its protected work and the work of others employed and/or retained by Owner and/or Second Party and for the purpose of maintaining confidentiality as to future Project plans and property and development plans of Owner. Second Party agrees to require other persons receiving information concerning the Project to execute a Confidentiality Agreement similar to this Agreement which protects Owner in the same manner as covered by this Agreement.

2. Mutual Consideration. The parties hereby acknowledge and agree that a material inducement for Owner to commit Second Party access to Owner’s work product, Second Party agrees to enter into this Confidentiality Agreement and to be bound by its terms, conditions and covenants.

3. Covenant to Non-Disclosure; Owner Ownership of Work Product. All work product, property, dated documentation, or information of any kind prepared, conceived, discovered, developed or created by Second Party for Owner (“work product”) shall be deemed to be “work for hire” (as defined in the Copyright Act, 17 U.S.C.A. § 101, ET SEQ., AS AMENDED).

4. Remedies of Default. In the event of any actual or threatened breach of this Agreement by Second Party, Owner shall be entitled to injunctive relief in addition to damages and such other remedies provided by law or equity.

5. Publicity. All newspaper, magazine and other media articles, announcements, statements, exhibitions and advertising (collectively “publicity”) issued or published by the Second Party in connection with the Project shall be approved in writing by Owner before publication.

6. Binding Effect; Savings Clause; Venue. The parties acknowledge and agree that this Agreement is effective when signed by both parties and that the provisions of this Agreement are severable and should any of its provisions, clauses or portions hereof be deemed invalid or of no force and effect by a court of competent jurisdiction, all remaining clauses and provisions shall remain in full force and effect. Venue for any legal proceedings involving disputes arising out of this Agreement shall be proper only in the place where the Project is located.

OWNER:		DESIGN-BUILDER:

DAYTONA INTERNATIONAL SPEEDWAY, LLC

By:		By:	/s/ Ryan Maibach

Title:	Pres.	Title:	Ryan Maibach, President

19/16457/330	PART 2 AGREEMENT - EXHIBIT “G”

PERFORMANCE BOND AND PAYMENT BOND

19/16457/330	PART 2 AGREEMENT - EXHIBIT “H”

PERFORMANCE BOND

KNOW ALL MEN BY THESE PRESENTS: that

(Name of Contractor)

(Address of Contractor)

a		, hereinafter called Principal, and
(Corporation, Partnership, or Individual)

(Name of Surety)

(Address of Surety)

hereinafter called Surety, are held and firmly bound unto

(Name of Owner)

(Address of Owner)

hereinafter called OWNER, in the penal sum of
(Contract Sum)

Dollars, ($ )

in lawful money of the United States, for the payment of which sum well and truly to be made, we bind ourselves, successors, and assigns, jointly and severally, firmly by these presents.

THE CONDITION OF THIS OBLIGATION is such that whereas, the Principal entered into a certain contract with the OWNER, dated the      day of             , 20     which is incorporated by reference and made a part hereof for the construction of:

NOW, THEREFORE, if the Principal shall well, truly and faithfully perform its duties, all the undertakings, covenants, terms, conditions, and agreements of said contract during the original term thereof, and any extensions thereof which may be granted by the OWNER, with or without notice to the Surety and during the one year warranty period, and if it shall satisfy all claims and demands incurred under such contract, and shall fully indemnify and save harmless the OWNER from all costs and damages which it may suffer by reason of failure to do so, including delay damages, and shall reimburse and repay the OWNER all outlay, expense and damages which the OWNER may incur in making good any default, then this obligation shall be void; otherwise to remain in full force and effect.

PROVIDED, FURTHER, that the said surety, for value received hereby stipulates and agrees that no change, extension of time, alteration or addition to the terms of the contract or to WORK to be performed thereunder or the SPECIFICATIONS accompanying the same shall in any wise affect its obligation on this BOND, and it does hereby waive notice of any such change, extension of time, alteration or addition to the terms of the contract or to the WORK, or to the SPECIFICATIONS.

PROVIDED, FURTHER, that no final settlement between the OWNER and the CONTRACTOR shall abridge the right of any beneficiary hereunder, whose claim may be unsatisfied.

19/5220/843	[June 14, 2013]

Surety is bound by the notice requirements in the Owner/Contractor Agreement relative to corrective work, warranty work, default and termination which are incorporated by reference herein. OWNER expressly reserves the right to arrange for completion of Principal’s Contract, to complete the Principal’s Contract itself or through others, to control completion and to obtain a new contractor to complete the Principal’s Contract. Surety reserves the right to challenge the reasonableness of OWNER’s costs to complete and to claim failure to mitigate damages.

IN WITNESS WHEREOF, this instrument is executed in          counterparts, each one of which shall be deemed an original, this      day of             , 20     .

ATTEST:

Principal

By:
(Principal) Secretary	(President, Vice President or other Officer)

(SEAL)

(Witness as to Principal)	(Address)

(Address)	(City/State/Zip)

(City/State/Zip)

ATTEST:

(Surety) Secretary	SURETY NAME

(SEAL)
By:

( Attorney-in-Fact for Surety)
(Witness as to Surety)	Name

(Address)	(Address)

(City/State/Zip)	(City/State/Zip)

NOTE: Date of BOND must not be prior to date of Contract. If CONTRACTOR is Partnership, all partners should execute BOND.

IMPORTANT: (1) CONTRACTOR shall furnish to OWNER prior to commencement of construction and keep in full force and effect during the term of the Contract a performance bond in compliance with the applicable statutes in the state where the PROJECT is located, a surety authorized to do business in the state of the PROJECT and listed on the Treasury Department’s most current list (Circular 570 as amended), satisfactory to the OWNER with a surety rating of at least an A- rating by Best’s Key Rating Guide produced by A.M. Best Company. (2) Power of Attorney for Surety’s Attorney-in-Fact must be attached.

19/5220/843	[June 14, 2013]

PAYMENT BOND

KNOW ALL MEN BY THESE PRESENTS: that

(Name of Contractor)

(Address of Contractor)

a		, hereinafter called Principal, and
(Corporation, Partnership, or Individual)

(Name of Surety)

(Address of Surety)

hereinafter called Surety, are held and firmly bound unto

(Name of Owner)

(Address of Owner)

hereinafter called OWNER, in the penal sum of
(Contract Sum)

Dollars ($ )

in lawful money of the United States, for the payment of which sum well and truly to be made, we bind ourselves, successors, and assigns, jointly and severally, firmly by these presents.

THE CONDITION OF THIS OBLIGATION is such that whereas, the Principal entered into a certain contract with the OWNER, dated      the day of             , 20     which is incorporated by reference and made a part hereof for the construction of:

NOW, THEREFORE, if the Principal shall promptly make payment to all persons, firms, SUBCONTRACTORS, SUPPLIERS, MATERIALMEN, and corporations furnishing materials for or performing labor and/or services in the prosecution of the WORK provided for in such contract, and any authorized extension or modification thereof, including all amounts due for materials, lubricants, oil, gasoline, coal and coke, repairs on machinery, equipment and tools, consumed or used in connection with the construction of such WORK, and all insurance premiums on said WORK, and for all labor performed in such WORK whether by SUBCONTRACTOR, SUPPLIERS, MATERIALMEN, or otherwise, then this obligation shall be void; otherwise to remain in full force and effect.

PROVIDED, FURTHER, that the said Surety, for value received hereby stipulates and agrees that no change, extension of time, alteration or addition to the terms of the contract or to the WORK to be performed thereunder or the SPECIFICATIONS accompanying the same shall in any way affect its obligation on this BOND, and it does hereby waive notice of any such change, extension of time, alteration or addition to the terms of the contract or to the WORK or to the SPECIFICATIONS.

19/5220/844	[June 14, 2013]

PROVIDE, FURTHER, that no final settlement between the OWNER and the CONTRACTOR shall abridge the right of any beneficiary hereunder, whose claim may be unsatisfied.

IN WITNESS WHEREOF, this instrument is executed in          counterparts, each one of which shall be deemed an original, this the      day of             , 20    .

ATTEST:

PRINCIPAL NAME

By:
(Principal) Secretary	(Signature)

(SEAL)
(Name/Office)

(Witness as to Principal)	(Address)

(Address)	(City/State/Zip)

(City/State/Zip)

ATTEST:

(Surety) Secretary	SURETY NAME

(SEAL)
By:
(Signature)

( Attorney-in-Fact for Surety)
(Witness as to Surety)	Name

(Address)	(Address)

(City/State/Zip)	(City/State/Zip)

NOTE: Date of BOND must not be prior to date of Contract. If CONTRACTOR is Partnership, all partners should execute BOND.

IMPORTANT: (1) CONTRACTOR shall furnish to OWNER prior to commencement of construction and keep in full force and effect during the term of the Contract a payment bond in compliance with the applicable statutes in the state where the PROJECT is located, a surety authorized to do business in the state of the PROJECT and listed on the Treasury Department’s most current list (Circular 570 as amended), satisfactory to the OWNER with a surety rating of at least an A- rating by Best’s Key Rating Guide produced by A.M. Best Company. (2) Power of Attorney for Surety-in-Fact must be attached.

19/5220/844	[June 14, 2013]

AGREEMENT FOR PROFESSIONAL LIABILITY INSURANCE

The parties,                     (“Design-Builder”) and                      (“Architect” and/or “Engineer”) hereby agree as follows:

1. Architect and/or Engineer hereby agrees that it currently has and will maintain professional liability insurance in the amount of $5,000,000.00 (including contractual liability coverage with all coverage retroactive to the earlier of the date of this Agreement and the initial commencement of Design-Builder’s services in relation to the Project) covering all damages typically covered by Architect and/or Engineer’s professional liability policies, including errors and omissions.

2. Within 30 days following execution of this Exhibit “I”, Architect and/or Engineer shall provide a certificate of insurance to Design-Builder evidencing the amount of coverage required in paragraph one above. Design-Builder shall upon receipt of same forthwith forward a copy of said certificate to Owner.

DATED this      day of             , 20    .

DESIGN-BUILDER:	ARCHITECT/ENGINEER:

By:	By:

Title:	Title:

PART 2 AGREEMENT - EXHIBIT “I”

19/16457/330

NOVATION AGREEMENT,

OWNER-ARCHITECT AGREEMENT DATED NOVEMBER 1, 2011,

CHANGE ORDERS 1 AND 2 TO OWNER-ARCHITECT AGREEMENT

and ROSSETTI’S PROPOSAL DATED JULY 26, 2012

*	Portions of this exhibit indicated by an asterisk have been omitted pursuant to a request for confidential treatment. The material has been filed separately with the commission.

PART 2 AGREEMENT - EXHIBIT “J” *

19/16457/330

Owner, Architect and Design-Builder Novation Agreement

THIS AGREEMENT is made and is effective as of the      day of             , 20    .

BETWEEN/AMONG:

(1)	DAYTONA INTERNATIONAL SPEEDWAY, LLC	(“the Owner”);

(2)	ROSSETTI ASSOCIATES, INC.	(“the Architect”); and

(3)		(“the Design-Builder”).
WHEREAS:

(A)	The Owner has entered into an agreement with the Architect to provide Design services (“the Services”) for a project described as the Frontstretch Grandstands between Owner and Architect dated (“the Architect Agreement”). The Scope of Services of the Architect Agreement is attached as Exhibit “A”.

(B)	The Owner has entered into an agreement with the Design-Builder under a Standard Form of Agreement between Owner and Design-Builder for design and construction of the Frontstretch Grandstands (“the Work”).

(C)	The Owner, Architect and Design-Builder have agreed that from the date of this Novation Agreement, the Design-Builder shall assume the obligations of the Owner and that the Architect shall perform its obligations under the Architect Agreement in favor of the Design-Builder and that the Owner and the Architect shall each release the other from any and all obligations owed to them under the Architect Agreement except those described in paragraph 1.4 below.

(D)	In consideration of the performance of the mutual promises and obligations undertaken by the parties hereto as are set forth herein, and the sum of Ten ($10.00) Dollars in hand paid by the Owner to the Architect and the Design-Builder, each of whom acknowledges receipt of such consideration.
THE PARTIES HEREBY AGREE AS FOLLOWS:

1.	Novation

1.1	Except for the limitations set forth in 1.4 below, the Owner hereby releases and discharges the Architect from any and all obligations and liabilities owed to the Owner under the Architect Agreement.

1.2	The Architect undertakes to perform the Services and to be bound by the Architect Agreement in every way as if the Design-Builder were, and had been from the inception, a party to the Architect Agreement in lieu of the Owner.

1.3	The Architect hereby releases and discharges the Owner from any and all obligations and liabilities owed to the Architect under the Architect Agreement and accepts the liability of the Design-Builder under the Architect Agreement in lieu of the liability of the Owner.

1.4	The Architect agrees with the Owner and Design-Builder that it shall be liable for any loss or damage suffered or incurred by the Owner and/or Design-Builder arising out of any negligent act, default or breach by the Architect in the performance of its obligations under the Architect Agreement prior to the date of this Agreement. Subject to any limitation of liability in the Architect Agreement, the Architect shall be liable to Design-Builder for such loss or damage notwithstanding that such loss or damage would not have been suffered or incurred by the Owner (or suffered or incurred to the same extent by the Owner).

EXHIBIT “D”

19/16457/259

1.5	The Architect acknowledges that all fees and expenses property due to the Architect under the Architect Agreement up to the date of this Agreement have been paid by the Owner.

1.6	The Design-Builder undertakes to perform the Architect Agreement and to be bound by its terms in every way as if the Design-Builder were, and had been from the inception, a party to the Architect Agreement in lieu of the Owner.

1.7	The Design-Builder acknowledges that he shall be responsible to the Architect for the balance of his fees under the Architect Agreement. Payments shall be made in accordance to the terms under the Architect Agreement.

2.	Proper Law and Jurisdiction

This Agreement and the rights and obligations to the parties hereto shall be governed and construed according to the laws of the State of Florida.

IN WITNESS whereof the parties hereto have executed this Agreement effective the day and year set forth above as the date of this Agreement.

Executed by:	DAYTONA INTERNATIONAL SPEEDWAY, LLC (“Owner”)

/s/ Joie Chitwood
	By	Joie Chitwood
	Its:	President
	Date:	8/27/12

ROSSETTI ASSOCIATES, INC. (“Architect”)

/s/ DAVID B. RICHARDS
	By	DAVID B. RICHARDS
	Its:	PRINCIPAL/COO
Date:

(“Design/Builder”)

By
Its:
Date:

19/16457/259	-2-

Standard Form of Agreement Between Owner and Architect for a Large or Complex Project

AGREEMENT made as of the First day of November in the year Two Thousand Eleven (In words, Indicate day, month and year)

ADDITIONS AND DELETIONS:

The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed. A vertical line in the left margin of this document indicates where the author has added necessary information and where the author has added to or deleted from the original AIA text.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

BETWEEN the Architect’s client identified as the Owner: (Name, address and other Information)
DAYTONA INTERNATIONAL SPEEDWAY, LLC One Daytona Boulevard Daytona Beach, Florida 32114 and the Architect; (Name, address and other information)
ROSSETTI ASSOCIATES, INC. Two Towne Square, Suite 200 Southfield, Michigan 48076 for the following Project: (Name, location and detailed description)
A/E Frontstretch Grandstands at Daytona International Speedway Daytona Beach, Florida (DIS0000388-1201)
The Owner and Architect agree as follows.

Irrespective of provisions to this Agreement inconsistent with this paragraph, the Scope of Services to be provided by Architect includes only those services described in Addendum #1 “Scope of Services”. Addendum #1 supersedes all provisions of this Agreement (including Scope of Services) which are inconsistent herewith. Prior to Completion of Design Development Phase Services (§ 3.3 below) and other services not included in Addendum #1 “Scope of Services”, Architect shall deliver to Owner and/or Design/Builder (if directed by Owner) proposed Addendum #2 “Additional Scope of Services” which, if accepted in writing by Owner shall authorize Architect to proceed with the services described in the Executed Addendum #2 “Additional Services”. This Agreement supersedes any and all prior agreements, oral and written, between the parties.

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TABLE OF ARTICLES

1	INITIAL INFORMATION

2	ARCHITECT’S RESPONSIBILITIES

3	SCOPE OF ARCHITECT’S BASIC SERVICES

4	ADDITIONAL SERVICES

5	OWNER’S RESPONSIBILITIES

6	COST OF THE WORK

7	COPYRIGHTS AND LICENSES

8	CLAIMS AND DISPUTES

9	TERMINATION, SUSPENSION OR ABANDONMENT; OWNER’S RIGHT TO TERMINATE WITHOUT CAUSE

10	MISCELLANEOUS PROVISIONS

11	COMPENSATION

12	SPECIAL TERMS AND CONDITIONS

13	SCOPE OF THE AGREEMENT

ARTICLE 1	INITIAL INFORMATION

§ 1.1 This Agreement is based on the Initial Information set forth in this Section 1.1.

§ 1.1.1 The Owner’s program for the Project:

(Identify documentation or state the manner in which the program will be developed.)

§1.1.2 The Project’s physical characteristics:

(Identify or describe, if appropriate., size, location, dimensions, or other pertinent information, such as geotechnical reports; site, boundary and topographic surveys; traffic and utility studies; availability of public and private utilities and services; legal description of the site; etc.)

Init. /	AIA Document B103™ – 2007. Copyright © 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:27:49 on 02/21/2012 under Order No.7883409805_1 which expires on 06/23/2012, and is not for resale.		2
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§ 1.1.3 The Owner’s budget for the Cost of the Work, as defined in Section 6.1:

(Provide total and, if known, a line item breakdown.)

§ 1.1.4 The Owner’s anticipated design and construction schedule:

.1	Design phase milestone dates, if any:

.4	Other:

§ 1.1.5 The Owner intends the following procurement or delivery method for the Project:

(Identify method such as competitive bid, negotiated contract or construction management.)

§ 1.1.6 The Owner’s requirements for accelerated or fast-track scheduling, multiple bid packages, or phased construction are set forth below:

(List number and type of bid/procurement packages.)

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§ 1.1.7 Other Project information:

(Identify special characteristics or needs of the Project not provided elsewhere, such as environmentally responsible design or historic preservation requirements.)

§ 1.1.8 The Owner identifies the following representative in accordances with Section 5.4:

(List name, address and other information.)

§1.1.9 The persons or entities, in addition to the Owner’s representative, who are required to review the Architect’s submittals to the Owner are as follows:

(List name, address and other information.)

§ 1.1.10 The Owner will retain the following consultants and contractors: To be determined at a later date except as follows:

(List name, address and other information.)

.1	Cost Consultant:

.2	Scheduling Consultant:

.3	Geotechnical Engineer:

.4	Civil Engineer:

.5	Other, if any:

(List any other consultants or contractors retained by the Owner, such as a Project or Program Manager, construction contractor, or construction manager as constructor.)

§ 1.1.11 The Architect identifies the following representative in accordance with Section 2.3:

(List name, address and other information.)

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§ 1.1.12 The Architect will retain the consultants identified in Sections 1.1.12.1 and 1.1.12.2:

.1	Structural Engineer:

.2	Mechanical Engineer:

.3	Electrical Engineer:

§ 1.1.12.2 Consultants retained under Additional Services:

§ 1.1.13 Other Initial Information on which the Agreement is based:

ARTICLE 2	ARCHITECT’S RESPONSIBILITIES

§ 2.1 The Architect shall provide the professional services as set forth in this Agreement:

§ 2.4 Except with the Owner’s knowledge and consent, the Architect shall not engage in any activity, or accept any employment, interest or contribution that would reasonably appear to compromise the Architect’s professional judgment with respect to this Project.

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(Paragraphs deleted)

ARTICLE 3	SCOPE OF ARCHITECT’S BASIC SERVICES

§ 3.1 The Architect’s Basic Services consist of those described in Article 3 and include usual and customary structural, mechanical, and electrical engineering services. Services not set forth in this Article 3 are Additional Services.

§ 3.1.1 The Architect shall manage the Architect’s services, consult with the Owner, research applicable design criteria, attend Project meetings, communicate with members of the Project team and report progress to the Owner.

§ 3.1.2 The Architect shall coordinate its services with those services provided by the Owner and the Owner’s consultants. The Architect shall be entitled to rely on the accuracy and completeness of services and information furnished by the Owner and the Owner’s consultants. The Architect shall provide prompt written notice to the Owner if the Architect becomes aware of any error, omission or inconsistency in such services or information.

§ 3.1.3 As soon as practicable after the date of this Agreement, the Architect shall submit to the Owner and the Scheduling Consultant a schedule of the Architect’s services for inclusion in the Project schedule. The schedule of the Architect’s services shall include design milestone dates, anticipated dates when cost estimates or design reviews may occur, and allowances for periods of time required (1) for the Owner’s review (2) for the performance of the Owner’s consultants, and (3) for approval of submissions by authorities having jurisdiction over the Project.

§ 3.1.4 Upon the Owner’s reasonable request, the Architect shall submit information to the Scheduling Consultant and participate in developing and revising the Project schedule as it relates to the Architect’s services.

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§ 3.1.5 Once the Owner and the Architect agree to the time limits established by the Project schedule, the Owner and the Architect shall not exceed them, except for reasonable cause.

§ 3.1.6 The Architect shall not be responsible for an Owner’s directive or substitution made without the Architect’s approval.

§ 3.1.7 The Architect shall, at appropriate times, contact the governmental authorities required to approve the Construction Documents and the entities providing utility services to the Project. In designing the Project, the Architect shall respond to applicable design requirements imposed by such governmental authorities and by such entities providing utility services.

§ 3.1.8 The Architect shall assist the Owner in connection with the Owner’s responsibility for filing documents required for the approval of governmental authorities having jurisdiction over the Project.

§ 3.2 SCHEMATIC DESIGN PHASE SERVICES

§ 3.2.1 The Architect shall review the program and other information furnished by the Owner, and shall review laws, codes, and regulations applicable to the Architect’s services.

§ 3.2.2 The Architect shall prepare a preliminary evaluation of the Owner’s program, schedule, budget for the Cost of the Work, Project site, and the proposed procurement or delivery method and other Initial Information, each in terms of the other, to ascertain the requirements of the Project. The Architect shall notify the Owner of (1) any inconsistencies discovered in the information, and (2) other information or consulting services that may be reasonably needed for the Project.

§ 3.2.3 The Architect shall present its preliminary evaluation to the Owner and shall discuss with the Owner alternative approaches to design and construction of the Project, including the feasibility of incorporating environmentally responsible design approaches. The Architect shall reach an understanding with the Owner regarding the requirements of the Project.

§ 3.2.4 Based on the Project requirements agreed upon with the Owner, the Architect shall prepare and present for the Owner’s approval a preliminary design illustrating the scale and relationship of the Project components.

§ 3.2.5 Based on the Owner’s approval of the preliminary design, the Architect shall prepare Schematic Design Documents for the Owner’s approval. The Schematic Design Documents shall consist of drawings and other documents including a site plan, if appropriate, and preliminary building plans, sections and elevations; and may include some combination of study models, perspective sketches, or digital modeling. Preliminary selections of major building systems and construction materials shall be noted on the drawings or described in writing.

§ 3.2.5.1 The Architect shall consider environmentally responsible design alternatives, such as material choices and building orientation, together with other considerations based on program and aesthetics, in developing a design that is consistent with the Owner’s program, schedule and budget for the Cost of the Work. The Owner may obtain other environmentally responsible design services under Article 4.

§ 3.2.5.2 The Architect shall consider the value of alternative materials, building systems and equipment, together with other considerations based on program and aesthetics in developing a design for the Project that is consistent with the Owner’s schedule and budget for the Cost of the Work.

§ 3.2.6 The Architect shall submit the Schematic Design Documents to the Owner and the Cost Consultant. The Architect shall meet with the Cost Consultant to review the Schematic Design Documents.

§ 3.2.7 Upon receipt of the Cost Consultant’s estimate at the conclusion of the Schematic Design Phase, the Architect shall take action as required under Section 6.4, and request the Owner’s approval of the Schematic Design Documents. If revisions to the Schematic Design Documents are required to comply with the Owner’s budget for the Cost of the Work at the conclusion of the Schematic Design Phase, the Architect shall incorporate the required revisions in the Design Development Phase.

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§ 3.3 DESIGN DEVELOPMENT PHASE SERVICES

§ 3.3.1 Based on the Owner’s approval of the Schematic Design Documents, and on the Owner’s authorization of any adjustments in the Project requirements and the budget for the Cost of the Work pursuant to Section 5.3, the Architect shall prepare Design Development Documents for the Owner’s approval. The Design Development Documents shall illustrate and describe the development of the approved Schematic Design Documents and shall consist of drawings and other documents including plans, sections, elevations, typical construction details, and diagrammatic layouts of building systems to fix and describe the size and character of the Project as to architectural, structural, mechanical and electrical systems, and such other elements as may be appropriate. The Design Development Documents shall also include outline specifications that identify major materials and systems and establish in general their quality levels.

§ 3.3.3 Upon receipt of the Cost Consultant’s estimate at the conclusion of the Design Development Phase, the Architect shall take action as required under Sections 6.5 and 6.6 and request the Owner’s approval of the Design Development Documents.

§ 3.4 CONSTRUCTION DOCUMENTS PHASE SERVICES

§ 3.4.1 Based on the Owner’s approval of the Design Development Documents, and on the Owner’s authorization of any adjustments in the Project requirements and the budget for the Cost of the Work, the Architect shall prepare Construction Documents for the Owner’s approval. The Construction Documents shall illustrate and describe the further development of the approved Design Development Documents and shall consist of Drawings and Specifications setting forth in detail the quality levels of materials and systems and other requirements for the construction of the Work. The Owner and Architect acknowledge that in order to construct the Work the Contractor will provide additional information, including Shop Drawings, Product Data, Samples and other similar submittals, which the Architect shall review in accordance with Section 3.6.4.

§ 3.4.2 The Architect shall incorporate into the Construction Documents the design requirements of governmental authorities having jurisdiction over the Project.

§ 3.4.3 During the development of the Construction Documents, the Architect shall assist the Owner in the development and preparation of (1) bidding and procurement information that describes the time, place and conditions of bidding, including bidding or proposal forms; (2) the form of agreement between the Owner and Contractor; and (3) the Conditions of the Contract for Construction (General, Supplementary and other Conditions). The Architect shall also compile a project manual that includes the Conditions of the Contract for Construction and Specifications and may include bidding requirements and sample forms.

§ 3.4.4 Prior to the conclusion of the Construction Documents Phase, the Architect shall submit the Construction Documents to the Owner and the Cost Consultant. The Architect shall meet with the Cost Consultant to review the Construction Documents.

§ 3.4.5 Upon receipt of the Cost Consultant’s estimate at the conclusion of the Construction Documents Phase, the Architect shall take action as required under Section 6.7 and request the Owner’s approval of the Construction Documents.

§ 3.5 BIDDING OR NEGOTIATION PHASE SERVICES

§ 3.5.1 GENERAL

The Architect shall assist the Owner in establishing a list of prospective contractors. Following the Owner’s approval of the Construction Documents, the Architect shall assist the Owner in (1) obtaining either competitive bids or negotiated proposals; (2) confirming responsiveness of bids or proposals; (3) determining the successful bid or proposal, if any; and, (4) awarding and preparing contracts for construction.

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§ 3.5.2 COMPETITIVE BIDDING

§ 3.5.2.1 Bidding Documents shall consist of bidding requirements and proposed Contract Documents.

§ 3.5.2.2 The Architect shall assist the Owner in bidding the Project by

§ 3.5.2.3 The Architect shall consider requests for substitutions, if the Bidding Documents permit substitutions, and shall prepare and distribute addenda identifying approved substitutions to all prospective bidders.

§ 3.5.3 NEGOTIATED PROPOSALS

§ 3.5.3.1 Proposal Documents shall consist of proposal requirements, and proposed Contract Documents.

§ 3.5.3.2 The Architect shall assist the Owner in obtaining proposals by

§ 3.5.3.3 The Architect shall consider requests for substitutions, if the Proposal Documents permit substitutions, and shall prepare and distribute addenda identifying approved substitutions to all prospective contractors.

§ 3.6 CONSTRUCTION PHASE SERVICES

§3.6.1 GENERAL

§ 3.6.1.3 Subject to Section 4.3, the Architect’s responsibility to provide Construction Phase Services commences with the award of the Contract for Construction and terminates on the date the Architect issues the final Certificate for Payment.

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§ 3.6.2 EVALUATIONS OF THE WORK

§ 3.6.2.2 The Architect has the authority to reject Work, that does not conform to the Contract Documents. Whenever the, Architect considers it necessary or advisable, the Architect shall have the authority to require inspection or testing of the Work in accordance with the provisions of the Contract Documents, whether or not such Work is fabricated, installed or completed. However, neither this authority of the Architect nor a decision made in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility of the Architect to the Contractor, Subcontractors, material and equipment suppliers, their agents or employees or other persons or entities performing portions of the Work.

§ 3.6.2.3 The Architect shall interpret and decide matters concerning performance under, and requirements of, the Contract Documents on written request of either the Owner or Contractor. The Architect’s response to such requests shall be made in writing within any time limits agreed upon or otherwise with reasonable promptness.

§ 3.6.2.4 Interpretations and decisions of the Architect shall be consistent with the intent of and reasonably inferable from the Contract Documents and shall be in writing or in the form of drawings. When making such interpretations and decisions, the Architect shall endeavor to secure faithful performance by both Owner and Contractor, shall not show partiality to either, and shall not be liable for results of Interpretations or decisions rendered in good faith. The Architect’s decisions on matters relating to aesthetic effect shall be final if consistent with the intent expressed in the Contract Documents.

§ 3.6.3 CERTIFICATES FOR PAYMENT TO CONTRACTOR

§ 3.6.3.1 The Architect shall review and certify the amounts due the Contractor and shall issue certificates in such amounts. The Architect’s certification for payment shall constitute a representation to the Owner, based on the Architect’s evaluation of the Work as provided in Section 3.6.2 and on the data comprising the Contractor’s Application for Payment, that, to the best of the Architect’s knowledge, information and belief, the Work has progressed to the point indicated and that the quality of the Work is in accordance with the Contract Documents. The foregoing representations are subject (1) to an evaluation of the Work for conformance with the Contract Documents upon Substantial Completion, (2) to results of subsequent tests and inspections, (3) to correction of minor deviations from the Contract Documents prior to completion, and (4) to specific qualifications expressed by the Architect.

§ 3.6.3.2 The issuance of a Certificate for Payment shall not be a representation that the Architect has (1) made exhaustive or continuous on-site inspections to check the quality or quantity of the Work, (2) reviewed construction means, methods, techniques, sequences or procedures, (3) reviewed copies of requisitions received from Subcontractors and material suppliers and other data requested by the Owner to substantiate the Contractor’s right to payment, or (4) ascertained how or for what purpose the Contractor has used money previously paid on account of the Contract Sum.

§ 3.6.3.3 The Architect shall maintain a record of the Applications and Certificates for Payment.

§ 3.6.4 SUBMITTALS

§ 3.6.4.1 The Architect shall review the Contractor’s submittal schedule and shall not unreasonably delay or withhold approval. The Architect’s action in reviewing submittals shall be taken in accordance with the approved submittal schedule or, in the absence of an approved submittal schedule, with reasonable promptness while allowing sufficient time in the Architect’s professional judgment to permit adequate review.

§ 3.6.4.2 In accordance with the Architect-approved submittal schedule, the Architect shall review and approve or take other appropriate action upon the Contractor’s submittals such as Shop Drawings, Product Data and Samples, but only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. Review of such submittals is not for the purpose of determining the accuracy and completeness of other information such as dimensions, quantities, and installation or performance of equipment or systems, which are the Contractor’s responsibility. The Architect’s review shall not constitute approval of safely precautions or, unless otherwise specifically stated by the Architect, of any construction means, methods, techniques, sequences or procedures. The Architect’s approval of a specific item shall not indicate approval of an assembly of which the item is a component.

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§ 3.6.4.3 If the Contract Documents specifically require the Contractor to provide professional design services or certifications by a design professional related to systems, materials or equipment, the Architect shall specify the appropriate performance and design criteria that such services must satisfy. The Architect shall review shop drawings and other submittals related to the Work designed or certified by the design professional retained by the Contractor that bear such professional’s seal and signature when submitted to the Architect. The Architect shall be entitled to rely upon the adequacy, accuracy and completeness of the services, certifications and approvals performed or provided by such design professionals.

§ 3.6.4.4 Subject to the provisions of Section 4.3, the Architect shall review and respond to requests for information about the Contract Documents. The Architect shall set forth in the Contract Documents the requirements for requests for information. Requests for information shall include, at a minimum, a detailed written statement that indicates the specific Drawings or Specifications in need of clarification and the nature of the clarification requested. The Architect’s response to such requests shall be made in writing within any time limits agreed upon, or otherwise with reasonable promptness. If appropriate, the Architect shall prepare and issue supplemental Drawings and Specifications in response to requests for information.

§ 3.6.4.5 The Architect shall maintain a record of submittals and copies of submittals supplied by the Contractor in accordance with the requirements of the Contract Documents.

§ 3.6.5 CHANGES IN THE WORK

§ 3.6.5.1 The Architect may authorize minor changes in the Work that are consistent with the intent of the Contract Documents and do not involve an adjustment in the Contract Sum or an extension of the Contract Time. Subject to the provisions of Section 4.3, the Architect shall prepare Change Orders and Construction Change Directives for the Owner’s approval and execution in accordance with the Contract Documents.

§ 3.6.5.2 The Architect shall maintain records relative to changes in the Work.

§ 3.6.6 PROJECT COMPLETION

§ 3.6.6.1 The Architect shall conduct inspections to determine the date or dates of Substantial Completion and the date of final completion; issue Certificates of Substantial Completion; receive from the Contractor and forward to the Owner, for the Owner’s review and records, written warranties and related documents required by the Contract Documents and assembled by the Contractor; and issue a final Certificate for Payment based upon a final inspection indicating the Work complies with the requirements of the Contract Documents.

§ 3.6.6.2 The Architect’s inspections shall be conducted with the Owner to check conformance of the Work with the requirements of the Contract Documents and to verify the accuracy and completeness of the list submitted by the Contractor of Work to be completed or corrected.

§ 3.6.6.3 When the Work is found to be substantially complete, the Architect shall inform the Owner about the balance of the Contract Sum remaining to be paid the Contractor, including the amount to be retained from the Contract Sum, if any, for final completion or correction of the Work.

§ 3.6.6.4 The Architect shall forward to the Owner the following information received from the Contractor: (1) consent of surety or sureties, if any, to reduction in or partial release of retainage or the making of final payment; (2) affidavits, receipts, releases and waivers of liens or bonds indemnifying the Owner against liens; and (3) any other documentation required of the Contractor under the Contract Documents.

§ 3.6.6.5 Upon request of the Owner, and prior to the expiration of one year from the date of Substantial Completion, the Architect shall, without additional compensation, conduct a meeting with the Owner to review the facility operations and performance.

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ARTICLE 4	ADDITIONAL SERVICES

§ 4.1 Additional Services listed below are not included in Basic Services but may be required for the Project. The Architect shall provide the listed Additional Services only if specifically designated in the table below as the Architect’s responsibility, and the Owner shall compensate the Architect as provided in Section 11.2.

(Designate the Additional Services the Architect shall provide in the second column of the table below. In the third column indicate whether the service description is located in Section 4.2 or in an attached exhibit. If in an exhibit, identify the exhibit.)

Services	Responsibility (Architect, Owner or Not Provided)	Location of Service Description (Section 4.2 below or in an exhibit attached to this document and identified below)

§ 4.2 Insert a description of each Additional Service designated in Section 4.1 as the Architect’s responsibility, if not further described in an exhibit attached to this document.

§ 4.3 Additional Services may be provided after execution of this Agreement, without invalidating the Agreement. Except for services required due to the fault of the Architect, any Additional Services provided in accordance with this Section 4.3 shall entitle the Architect to compensation pursuant to Section 11.3 and an appropriate adjustment in the Architect’s schedule.

Init. /	AIA Document B103™ – 2007. Copyright © 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:27:49 on 02/21/2012 under Order No.7883409805_1 which expires on 06/23/2012, and is not for resale.		12
	User Notes:	(1112885079)

§ 4.3.1 Upon recognizing the need to perform the following Additional Services, the Architect shall notify the Owner with reasonable promptness and explain the facts and circumstances giving rise to the need. The Architect shall not proceed to provide the following services until the Architect receives the Owner’s written authorization:

.1	Services necessitated by a change in the Initial Information, previous instructions or approvals given by the Owner, or a material change in the Project including, but not limited to, size, quality, complexity, the Owner’s schedule or budget for Cost of the Work, or procurement or delivery method, or bid packages in addition to those listed in Section 1.1.6;

.2	Services necessitated by the Owner’s request for extensive environmentally responsible design alternatives, such as unique system designs, in-depth material research, energy modeling, or LEED® certification;

.3	Changing or editing previously prepared Instruments of Service necessitated by the enactment or revision of codes, laws or regulations or official interpretations;

.4	Services necessitated by decisions of the Owner not rendered in a timely manner or any other failure of performance on the part of the Owner or the Owner’s consultants or contractors;

.5	Preparing digital data for transmission to the Owner’s consultants and contractors, or to other Owner authorized recipients;

.6	Preparation of design and documentation for alternate bid or proposal requests proposed by the Owner;

.7	Preparation for, and attendance at, a public presentation, meeting or hearing;

.8	Preparation for, and attendance at a dispute resolution proceeding or legal proceeding, except where the Architect is party thereto;

.9	Evaluation of the qualifications of bidders or persons providing proposals;

.10	Consultation concerning replacement of Work resulting from fire or other cause during construction; or

.11	Assistance to the Initial Decision Maker, if other than the Architect.

§ 4.3.2 To avoid delay in the Construction Phase, the Architect shall provide the following Additional Services, notify the Owner with reasonable promptness, and explain the facts and circumstances giving rise to the need. If the Owner subsequently determines that all or parts of those services are not required, the Owner shall give prompt written notice to the Architect, and the Owner shall have no further obligation to compensate the Architect for those services:

.1	Reviewing a Contractor’s submittal out of sequence from the submittal schedule agreed to by the Architect;

.2	Responding to the Contractor’s requests for information that are not prepared in accordance with the Contract Documents or where such information is available to the Contractor from a careful study and comparison of the Contract Documents, field conditions, other Owner-provided information, Contractor-prepared coordination drawings, or prior Project correspondence or documentation;

.3	Preparing Change Orders, and Construction Change Directives that require evaluation of Contractor’s proposals and supporting data, or the preparation or revision of Instruments of Service;

.4	Evaluating an extensive number of Claims as the Initial Decision Maker;

.5	Evaluating substitutions proposed by the Owner or Contractor and making subsequent revisions to Instruments of Service resulting therefrom; or

Init. /	AIA Document B103™ – 2007. Copyright © 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:27:49 on 02/21/2012 under Order No.7883409805_1 which expires on 06/23/2012, and is not for resale.		13
	User Notes:	(1112885079)

ARTICLE 5	OWNER’S RESPONSIBILITIES

§ 5.1 Unless otherwise provided for under this Agreement, the Owner shall provide information in a timely manner regarding requirements for and limitations on the Project, including a written program which shall set forth the Owner’s objectives, schedule, constraints and criteria, including space requirements and relationships, flexibility, expandability, special equipment, systems and site requirements, Within 15 days after receipt of a written request from the Architect, the Owner shall furnish the requested information as necessary and relevant for the Architect to evaluate, give notice of or enforce lien rights,

§ 5.6 The Owner shall furnish services of geotechnical engineers, which may include but are not limited to test borings, test pits, determinations of soil bearing values, percolation tests, evaluations of hazardous materials, seismic evaluation, ground corrosion tests and resistivity tests, including necessary operations for anticipating subsoil conditions, with written reports and appropriate recommendations.

§ 5.10 The Owner shall provide prompt written notice to the Architect if the Owner becomes aware of any fault or defect in the Project, including errors, omissions or inconsistencies in the Architect’s Instruments of Service.

§ 5.12 Before executing the Contract for Construction, the Owner shall coordinate the Architect’s duties and responsibilities set forth in the Contract for Construction with the Architect’s services set forth in this Agreement. The Owner shall provide the Architect a copy of the executed agreement between the Owner and Contractor, including the General Conditions of the Contract for Construction.

Init. /	AIA Document B103™ – 2007. Copyright © 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:27:49 on 02/21/2012 under Order No.7883409805_1 which expires on 06/23/2012, and is not for resale.		14
	User Notes:	(1112885079)

This Agreement entered into as of the day and year first written above.

OWNER	ARCHITECT

DAYTONA INTERNATIONAL SPEEDWAY, LLC	ROSSETTI ASSOCIATES, INC.
(Signature)	(Signature)

/s/ Joie Chitwood	/s/ DAVID B. RICHARDS
(Printed name and title)	(Printed name and title)

Joie Chitwood, Pres.	DAVID B. RICHARDS, AIA PRINCIPAL/COO

Init. /	AIA Document B103™ – 2007. Copyright © 2007 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This document was produced by AIA software at 10:27:49 on 02/21/2012 under Order No.7883409805_1 which expires on 06/23/2012, and is not for resale.		15
	User Notes:	(1112885079)

CONFIDENTIALITY AGREEMENT

THIS AGREEMENT, dated this 1st day of November, 2011, between DAYTONA INTERNATIONAL SPEEDWAY, LLC (“Owner”) and ROSSETTI ASSOCIATES, INC, (“Second Party”). For adequate consideration, receipt of which is hereby acknowledged, the parties agree as follows:

1. Recitals. Owner is in the process of obtaining Second Party’s services for A/E Frontstretch Grandstands Project at Daytona International Speedway (DIS0000388-1201) (hereinafter known as the “Project”). Owner has expended extensive time, effort and money in creating, developing, marketing end protecting its technical and non-technical ideas, design and other work product which it considers to be confidential, proprietary Information and its trade secrets (“work product”). In order to prepare conceptual design and other design information, it is necessary for Owner to provide work product Information to Second party which the parties agree should not be disclosed to third parties except those required to implement or provide services to Second Party in preparing the design and related information for this Project. This Agreement is entered into for the purpose of protecting Owner from any and all unauthorized disclosure or exploitation of its protected work and the work of others employed and/or retained by Owner and/or Second Party and for the purpose of maintaining confidentiality as to future Project plans and property and development plans of Owner. Second Party agrees to require other persons receiving Information concerning the Project to execute a Confidentiality Agreement similar to this Agreement which protects Owner in the same manner as covered by this Agreement.

2. Mutual Consideration. The parties hereby acknowledge and agree that a material inducement for Owner to commit Second Party access to Owner’s work product, Second Party agrees to enter into this Confidentiality Agreement and to be bound by its terms, conditions and covenants.

3. Covenant to Non-Disclosure: Owner Ownership of Work Product. All work product, property, dated documentation, or information of any kind prepared, conceived, discovered, developed or created by Second Party for Owner (“work product”) shall be deemed to be “work for hire” (as defined in the Copyright Act, 17 U.S.C.A. § 101, ET SEQ., AS AMENDED).

4. Remedies of Default. In the event of any actual or threatened breach of this Agreement by Second Party, Owner shall be entitled to injunctive relief In addition to damages and such other remedies provided by law or equity.

5. Publicity. All newspaper, magazine and other media articles, announcements, statements, exhibitions and advertising (collectively “publicity”) issued or published by the Second Party in connection with the Project shall be approved in writing by Owner before publication.

6. Binding Effect; Savings Clause; Venue. The parties acknowledge and agree that this Agreement is effective when signed by both parties and that the provisions of this Agreement are severable and should any of its provisions, clauses or portions hereof be deemed invalid or of no force and effect by a court of competent Jurisdiction, all remaining clauses and provisions shall remain in full force and effect. Venue for any legal proceedings involving disputes arising out of this Agreement shall be proper only in the place where the Project is located.

OWNER: DAYTONA INTERNATIONAL SPEEDWAY, LLC		ARCHITECT: ROSSETTI ASSOCIATES, INC.

By:	/s/ Joie Chitwood	By:	/s/ DAVID B. RICHARDS
Title:	Joie Chitwood, Pres		DAVID B. RICHARDS

		Title:	PRINCIPAL/COO

19/16457/256	EXHIBIT “B”

DESIGN-BUILDER’S STIPULATED SUM PROPOSAL SUMMARY

Design-Builder’s Stipulated Sum Proposal Summary is attached as Exhibit “K”. Design-Builder shall provide to Owner Design-Builder’s Schedule of Values which must be submitted to and approved by Owner prior to Design-Builder’s submittal of its initial Application for Payment.

*	Portions of this exhibit indicated by an asterisk have been omitted pursuant to a request for confidential treatment. The material has been filed separately with the commission.

PART 2 AGREEMENT - EXHIBIT “K” *

19/16457/330

ALLOWANCES

*	Portions of this exhibit indicated by an asterisk have been omitted pursuant to a request for confidential treatment. The material has been filed separately with the commission.

PART 2 AGREEMENT - EXHIBIT “L” *

19/16457/330

* Portions of this exhibit indicated by an asterisk have been omitted pursuant to a request for confidential treatment. The material has been filed separately with the commission.

CONSTRUCTION SITE ACCESS AND OFF LIMITS

*	Portions of this exhibit indicated by an asterisk have been omitted pursuant to a request for confidential treatment. The material has been filed separately with the commission.

PART 2 AGREEMENT - EXHIBIT “N” *

19/16457/330

NOTICE TO PROCEED

To:	BARTON MALOW COMPANY
From:	DAYTONA INTERNATIONAL SPEEDWAY, LLC
Date:	June 18, 2013
Project:	Daytona Speedway Frontstretch Grandstands
CIP #:

You are hereby directed to proceed with the referenced project in accordance with the Part 2 Agreement dated June 13, 2013.

DAYTONA INTERNATIONAL SPEEDWAY, LLC

By:	/s/ Joie Chitwood

(Signature)

Joie Chitwood, Pres.
(Print Name and Title)

Received by BARTON MALOW COMPANY

this 18th day of June, 2013,

/s/ Len A. Moser

(Signature)

Len A. Moser, Vice President
(Print Name and Title)

19/16457/344